 As filed with the Securities and Exchange Commission on April 24, 1998

                           Registration No 333-14005

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                       POST-EFFECTIVE AMENDMENT NO. 2 TO
                                   FORM S-6

 REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 OF SECURITIES OF UNIT
                  INVESTMENT TRUSTS REGISTERED ON FORM N-8B-2

                    PACIFIC SELECT EXEC SEPARATE ACCOUNT OF
                        PACIFIC LIFE INSURANCE COMPANY
                          (Exact Name of Registrant)

                        PACIFIC LIFE INSURANCE COMPANY*
                              (Name of Depositor)

                           700 Newport Center Drive
                        Newport Beach, California 92660
        (Address of Depositor's Principal Executive Offices) (Zip Code)

                                Diane N. Ledger
                                Vice President
                        Pacific Life Insurance Company
                           700 Newport Center Drive
                        Newport Beach, California 92660
                    (Name and address of agent for service)

                       Copies of all communications to:

                            Jeffrey S. Puretz, Esq.
                            Dechert Price & Rhoads
                             1775 Eye Street, N.W.
                         Washington, D.C.  20006-2401

It is proposed that this filing will become effective on May 1, 1998 pursuant to paragraph (b) of Rule 485.

Title of securities being registered: interests in the Separate Account under Pacific Select Estate Maximizer Modified Single Premium Variable Life Insurance Policies.

The Registrant has registered an indefinite number of securities under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940, filed its Rule 24f-2 Notice for the fiscal year ended December 31, 1997 on February 27, 1998, and will file its Rule 24f-2 Notice for the fiscal year ending December 31, 1998, within the time period required by Section 24 of the Investment Company Act of 1940 and applicable regulations thereunder.


*On September 1, 1997, Pacific Mutual Life Insurance Company converted from a mutual insurance company to a stock insurance company under California law, and changed its name to Pacific Life Insurance Company.

Pacific Select Exec Separate Account of Pacific Life Insurance Company

CROSS-REFERENCE SHEET

Pursuant to Rule 404(c) of Regulation C under the Securities Act of 1933

(Form N-8B-2 Items required by Instruction as to the Prospectus in Form S-6)


Form N-8B-2                                                      Form S-6
Item Number                                                Heading in Prospectus

1.    (a)   Name of trust                                  Prospectus front cover

      (b)   Title of securities issued                     Prospectus front cover

2.    Name and address of each depositor                   Prospectus front cover

3.    Name and address of trustee                          N/A

4.    Name and address of each principal underwriter       Pacific Life Insurance
                                                           Company, Distribution of the Policy

5.    State of organization of trust                       Pacific Select Exec Separate Account

6.    Execution and termination of trust agreement         Pacific Select Exec Separate Account

7.    Changes of name                                      N/A

8.    Fiscal year                                          N/A

9.    Litigation                                           N/A

II.   General Description of the Trust and Securities of the Trust

10.   (a)   Registered or bearer securities                The Policy

      (b)   Cumulative or distributive securities          The Policy

      (c)   Conversion, transfer, etc.                     Transfer of Accumulated Value;
                                                           Policy Loans; Surrender; Partial
                                                           Withdrawals

      (d)   Periodic payment plan                          N/A


      (e)   Voting rights                                  Voting of Fund Shares

      (f)   Notice to security holders                     Confirmation Statements and Other
                                                           Reports to Owners

      (g)   Consents required                              Disregard of Voting Instructions;
                                                           Substitution of Investments

      (h)   Other provisions                               The Policy

11.   Type of securities comprising units                  The Policy

12.   Certain information regarding periodic
      payment plan certificates                            N/A

13.   (a)   Load, fees, expenses, etc.                     Charges and Deductions

      (b)   Certain information regarding periodic
            payment plan certificates                      N/A

      (c)   Certain percentages                            Charges and Deductions

      (d)   Certain other profits or benefits              The Policy

      (e)   Certain other profits or benefits              The Policy

      (f)   Ratio of annual charges to income              N/A

14.   Issuance of trust's securities                       The Policy

15.   Receipt and handling of payments from
      purchasers                                           The Policy; Premiums; Additional
                                                           Premium Payments

16.   Acquisition and disposition of underlying
      securities                                           Pacific Select Exec Separate Account;
                                                           The Policy

17.   Withdrawal or redemption                             Transfers of Accumulated Value;
                                                           Policy Loans; Surrender; Partial
                                                           Withdrawals

18.   (a)   Receipt, custody and disposition
            of income                                      The Policy

      (b)   Reinvestment of distributions                  N/A


      (c)     Reserves or special funds                    N/A

      (d)     Schedule of distributions                    N/A

19.   Records, accounts and reports                        Confirmation Statements and
                                                           Other Reports to Owners

20. Certain miscellaneous provisions of trust agreement

      (a)     Amendment                                    N/A

      (b)     Termination                                  N/A

      (c) and (d) Trustee, removal and successor           N/A

      (e) and (f) Depositors, removal and successor        N/A

21.   Loans to securities holders                          Policy Loans

22.   Limitations on liability                             N/A

23.   Bonding arrangements                                 N/A

24.   Other material provisions of trust agreement         N/A

III.  Organizations, Personnel and Affiliated Persons of Depositor

25.   Organization of depositor                            Pacific Life Insurance Company

26.   Fees received by depositor                           See Items 13(a) and 13(e)

27.   Business of depositor                                Pacific Life Insurance
                                                           Company

28.   Certain information as to officials and
      affiliated persons of depositor                      More About Pacific Life

29.   Voting securities of depositor                       N/A

30.   Persons controlling depositor                        N/A

31.   Payments by depositor for certain services
      rendered to trust                                    N/A


32.   Payments by depositor for certain other services
      rendered to trust                                    N/A

33.   Remuneration of employees of depositor for
      certain services rendered to trust                   Charges and Deductions

34.   Remuneration of other persons for certain
      services rendered to trust                           Charges and Deductions

IV.   Distribution and Redemption of Securities

35.   Distribution of trust's securities by states         N/A

36.   Suspension of sales of trust's securities            N/A

37.   Revocation of authority to distribute                N/A

38.   (a)   Method of distribution                         Distribution of the Policy

      (b)   Underwriting agreements                        Distribution of the Policy

      (c)   Selling agreements                             Distribution of the Policy

39.   (a)   Organization of principal underwriters         See Item 25

      (b)   N.A.S.D. membership of principal
            underwriters                                   See Item 25

40.   Certain fees received by principal underwriters      See Items 13(a) and 13(e)

41.   (a)   Business of each principal underwriter         See Item 27

      (b)   Branch offices of each principal
            underwriter                                    N/A

      (c)   Salesmen of each principal underwriter         N/A

42.   Ownership of trust's securities by certain
      persons                                              N/A

43.   Certain brokerage commissions received by
      principal underwriters                               N/A

44.   (a)   Method of valuation                            Determination of Accumulated Value

      (b)   Schedule as to offering price                  Charges and Deductions


      (c)   Variation in offering price to certain
            persons                                        Charges and Deductions

45.   Suspension of redemption rights                      Surrender

46.   (a)   Redemption valuation                           See Items 10(c) and 10(d)

      (b)   Schedule as to redemption price                Surrender

47.   Maintenance of position in underlying securities     The Pacific Select Fund

V.    Information Concerning the Trustee or Custodian

48.   Organization and regulation of trustee               N/A

49.   Fees and expenses of trustees                        N/A

50.   Trustee's lien                                       N/A

VI.   Information Concerning Insurance of Holders of Securities

51.   Insurance of holders of trust's securities           Pacific Life Insurance
                                                           Company; The Policy

52.   (a)   Provisions of trust agreement with respect
            to selection or elimination of underlying
            securities                                     Substitution of Investments

      (b)   Transactions involving elimination of
            underlying securities                          Substitution of Investments

      (c)   Policy regarding substitution or
            elimination of underlying securities           See Items 13(a) and 52(a)

      (d)   Fundamental policy not otherwise
            covered                                        N/A

53.   Tax status of the trust                              Federal Income Tax Considerations

VII.  Financial and Statistical Information

54.   Trust's securities during last ten years             N/A

55.   N/A


56.   Certain information regarding periodic payment
      plan certificates                                    Premiums

57.   N/A

58.   N/A

59.   Financial statements (Instruction 1(c) of
      "Instructions as to the Prospectus" of Form S-6)     Financial Statements

                   [LOGO OF PACIFIC SELECT ESTATE MAXIMIZER]

                            VARIABLE UNIVERSAL LIFE

                                 PROSPECTUS FOR

                        PACIFIC SELECT ESTATE MAXIMIZER

             MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE POLICY

                              UNDERWRITTEN BY

                         PACIFIC LIFE INSURANCE COMPANY

                             DATED MAY 1, 1998

                              ------------------

                              PACIFIC SELECT FUND

                             DATED MAY 1, 1998

                                           PACIFIC SELECT ESTATE MAXIMIZER

                                        MODIFIED SINGLE PREMIUM VARIABLE LIFE
                                                  INSURANCE POLICY
                                         ISSUED BY PACIFIC INSURANCE COMPANY

                                              700 NEWPORT CENTER DRIVE
LOGO                                       NEWPORT BEACH, CALIFORNIA 92660
OF PACIFIC SELECT ESTATE MAXIMIZER                 1-800-800-7681

  This prospectus describes Pacific Select Estate Maximizer--a Modified Single Premium Variable Life Insurance Policy (individually, the "Policy," and collectively, the "Policies") offered by Pacific Life Insurance Company ("Pacific Life," "we," "us," or "our", formerly known as Pacific Mutual Life Insurance Company). The Policy provides lifetime insurance protection on the Insured or Joint Insureds (the "Insureds") named in the Policy so long as the Policy is in force. A Policy may be surrendered for its Cash Surrender Value less any outstanding Policy Debt during the lifetime of the Insured(s). The Policy can be purchased for a minimum initial premium of $10,000; however, if the Insured (Younger Insured if this is a last survivor Policy) is age 70 or over, the minimum initial premium is $50,000. The Policy provides limited flexibility to pay additional premiums. This Policy is designed to provide for the Insureds changing insurance needs or financial objectives.

  Policies can provide insurance protection on the life of one Insured or, as a last survivor Policy, on the lives of two Insureds. A last survivor Policy, for so long as it remains in force, provides a death benefit the proceeds of which are payable when the last surviving Insured dies while the Policy is in force. The death benefit will be the Face Amount of insurance stated in the Policy or, under certain circumstances, a higher amount. After the death of the Insured(s), we will pay the Beneficiary the death benefit minus any Debt under the Policy.

  Premium payments may be allocated at the Policyholder's ("Policy Owner," "Owner," "you" or "your") discretion to one or more of the Investment Options currently available. Each of the Variable Investment Options ("Variable Account") is a subaccount of our separate account called the Pacific Select Exec Separate Account (the "Separate Account"). Any portion of the premium payments allocated to one of more of the Variable Accounts available to you is invested in one or more of the corresponding Portfolios of the Pacific Select Fund (the "Fund"):

        Money Market Portfolio                      Equity Income Portfolio
        High Yield Bond Portfolio                   Multi-Strategy Portfolio
        Managed Bond Portfolio                      Equity Portfolio
        Government Securities Portfolio             Bond and Income Portfolio
        Growth Portfolio                            Equity Index Portfolio
        Aggressive Equity Portfolio                 International Portfolio
        Growth LT Portfolio                         Emerging Markets Portfolio.

  Accumulated Value allocated to the Variable Accounts will vary based upon the investment performance of the Variable Accounts. No minimum amount of Accumulated Value is guaranteed. A fixed option called the Fixed Account is also available. Accumulated Value in the Fixed Account will accrue interest at an interest rate that is guaranteed by us. This prospectus generally describes only the portion of the Policy involving the Separate Account. For a brief summary of the Fixed Account, see "The Fixed Account," page 30.

  The Policies usually will be a type of life insurance policy classified as a modified endowment contract. For information on the tax treatment of modified endowment contracts, see "Federal Income Tax Considerations," on page 24.

  It may not be advantageous to replace existing insurance with the Policy. A Policy may be returned according to the terms of its Free-Look Right (see "Right to Examine a Policy--Free-Look Right," page 20), during which time premium payments allocated to the Separate Account will be invested in the Money Market Variable Account.

  The Contract is titled a "Flexible Premium Variable Life Insurance Policy" in Texas.

  Reports and other information about the Registrant are available on the Securities and Exchange Commission's internet site at http://www.sec.gov.

                                ---------------

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                ---------------

  THIS PROSPECTUS IS ACCOMPANIED BY THE CURRENT PROSPECTUS FOR THE PACIFIC SELECT FUND. BOTH PROSPECTUSES SHOULD BE READ CAREFULLY AND RETAINED FOR FUTURE REFERENCE.

                            DATE: MAY 1, 1998

  THE POLICY IS NOT AVAILABLE IN ALL STATES. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE. NO PERSON IS AUTHORIZED TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN AS CONTAINED IN THIS PROSPECTUS, THE FUND'S PROSPECTUS OR THE STATEMENT OF ADDITIONAL INFORMATION OF THE FUND OR ANY SUPPLEMENT THERETO.

                               TABLE OF CONTENTS

                                                                            PAGE
IMPORTANT TERMS............................................................   4
SUMMARY OF THE POLICY......................................................   5
  Purpose of the Policy....................................................   5
  Policy Values............................................................   5
  The Death Benefit........................................................   5
  Premium Features.........................................................   5
  Investment Options.......................................................   5
  Transfer of Accumulated Value............................................   6
  Free-Look Right..........................................................   6
  Surrender and Partial Withdrawal Rights..................................   6
  Policy Loans.............................................................   6
  Policy Charges and Deductions............................................   7
  Fund Annual Expenses After Expense Limitation............................   8
  Tax Treatment of Increases in Accumulated Value..........................   9
  Tax Treatment of Death Benefit...........................................   9
  Contacting Pacific Life and Timing of Transactions.......................   9
INFORMATION ABOUT PACIFIC LIFE, THE SEPARATE ACCOUNT, AND THE FUND.........  10
  Pacific Life Insurance Company...........................................  10
  Pacific Select Exec Separate Account.....................................  10
  The Pacific Select Fund..................................................  11
  The Investment Adviser and Portfolio Managers............................  12
THE POLICY.................................................................  13
  Application for a Policy.................................................  13
  Premiums.................................................................  13
  Additional Premium Payments..............................................  13
  Allocation of Premiums...................................................  14
  Portfolio Rebalancing....................................................  14
  Dollar Cost Averaging Option.............................................  14
  Transfer of Accumulated Value............................................  15
  Death Benefit............................................................  15
  Policy Values............................................................  17
  Determination of Accumulated Value.......................................  17
  Policy Loans.............................................................  18
  Duration of Contract.....................................................  19
  Surrender................................................................  19
  Partial Withdrawals......................................................  19
  Right to Examine a Policy--Free-Look Right...............................  20
  Lapse....................................................................  20
  Reinstatement............................................................  20
  Last Survivor Policies...................................................  21
CHARGES AND DEDUCTIONS.....................................................  21
  Load from Premiums.......................................................  21
  Surrender Charge.........................................................  21
  Deductions from Accumulated Value........................................  22
  Other Charges............................................................  23
  Guarantee of Certain Charges.............................................  23
  Variations in Charges....................................................  23

                                                                            PAGE
OTHER INFORMATION..........................................................  24
  Federal Income Tax Considerations........................................  24
  Charge for Our Income Taxes..............................................  27
  Voting of Fund Shares....................................................  27
  Disregard of Voting Instructions.........................................  28
  Confirmation Statements and Other Reports to Owners......................  28
  Substitution of Investments..............................................  28
  Replacement of Life Insurance or Annuities...............................  29
  Changes to Comply with Law...............................................  29
PERFORMANCE INFORMATION....................................................  29
THE FIXED ACCOUNT..........................................................  30
  General Description......................................................  30
  Transfers, Surrenders, Withdrawals, and Policy Loans.....................  31
MORE ABOUT THE POLICY......................................................  31
  Ownership................................................................  31
  Beneficiary..............................................................  31
  The Contract.............................................................  32
  Payments.................................................................  32
  Assignment...............................................................  32
  Errors on the Application................................................  32
  Incontestability.........................................................  32
  Payment in Case of Suicide...............................................  32
  Dividends................................................................  33
  Policy Illustrations.....................................................  33
  Payment Plan.............................................................  33
  Optional Insurance Benefits and Other Policies...........................  33
  Life Insurance Retirement Plans..........................................  33
  Risks of Life Insurance Retirement Plans.................................  34
  Distribution of the Policy...............................................  34
MORE ABOUT PACIFIC LIFE....................................................  35
  Management...............................................................  35
  State Regulation.........................................................  37
  Telephone Transfer and Loan Privileges...................................  37
  Legal Proceedings........................................................  37
  Legal Matters............................................................  37
  Registration Statement...................................................  37
  Preparation for the Year 2000............................................  38
  Independent Auditors.....................................................  38
  Financial Statements.....................................................  38
APPENDIX...................................................................  80
ILLUSTRATIONS..............................................................  81

                                IMPORTANT TERMS

Accumulated Value--The total value of the amounts in the Investment Options for the Policy as well as any amount set aside in the Loan Account, including any accrued earned interest, as of any Valuation Date.
Age--An Insured's age as of his or her last birthday as of the Policy Date, increased by the number of complete Policy Years elapsed.
Beneficiary--The person or persons you name in the application or by proper later designation to receive the death benefit proceeds upon the death of the Insured(s).
Cash Surrender Value--The Accumulated Value, less any applicable surrender charge.
Death Benefit--The greater of the Face Amount under a Policy or Accumulated Value multiplied by a specified percentage shown in the Appendix.
Debt--The unpaid loan balance including accrued loan interest.
Face Amount--The minimum death benefit for so long as the Policy remains in force.
Fixed Account--An account that is part of our General Account to which all or a portion of premium payments may be allocated for accumulation at a fixed rate of interest (which may not be less than 3.0%) declared periodically by us.
Free Withdrawal Amount--The lesser of contract earnings under the Policy or 10% of the initial premium. For purposes of determining this amount, earnings under the Policy are Accumulated Value less total premiums paid, plus all prior partial withdrawals deemed to be withdrawals of premium for surrender charge purposes.
General Account--All of our assets other than those allocated to the Separate Account or to any of our other segregated separate accounts.
Guideline Single Premium or Guideline Level Premiums--The maximum amount of premium or premiums that can be paid to qualify a Policy as life insurance for tax purposes as specified in Section 7702 of the Internal Revenue Code.

Home Office--The Client Services Department at our main office at 700 Newport Center Drive, Newport Beach, California 92660.
Insured or Insured(s)--The person or persons upon whose life the Policy is issued and whose death is the contingency upon which the death benefit proceeds are payable.
Investment Option--A Variable Account or the Fixed Account.
Loan Account--An account to which amounts are transferred from the Variable Accounts and the Fixed Account as collateral for Policy loans.
Monthly Payment Date--The day each month on which certain deductions and charges are assessed against the Accumulated Value. The first Monthly Payment Date is the Policy Date.
Net Cash Surrender Value--The Cash Surrender Value less Policy Debt.

Policy Date--The date used to determine the Monthly Payment Date, Policy Years, and Policy Monthly, Quarterly, Semi-Annual, and Annual Anniversaries. It is usually the date the application is accepted by us. The term "Issue Date" is substituted for Policy Date with respect to Policies issued to residents of the Commonwealth of Massachusetts.

Policyholder Policy Owner, Owner, You, or Your--The person or persons who own the Policy. The Policy Owner will be the Insured(s) unless otherwise stated in the application. If your Policy has been absolutely assigned, the assignee becomes the Owner. A collateral assignee is not the Owner.
Survivor--In a last survivor Policy, the Insured remaining alive after the first death of the two Insureds that occurs while the last survivor Policy is in force.
Valuation Date--Each date on which the Separate Account is valued, which currently includes each day that the New York Stock Exchange is open for trading and on which our administrative offices are open. The New York Stock Exchange is closed on weekends and on: New Year's Day, Presidents' Day, Good Friday, Memorial Day, July Fourth, Labor Day, Thanksgiving Day, and Christmas Day. Our administrative offices are normally not open on the following: the Monday before New Year's Day, July Fourth, or Christmas Day if any of those holidays falls on a Tuesday; the Tuesday before Christmas Day if that holiday falls on a Wednesday; the Friday after New Year's Day, July Fourth or Christmas Day if any of these holidays falls on a Thursday; and the Friday after Thanksgiving. If any transaction or event called for under a Policy is scheduled to occur on a day that is not a Valuation Date, such transaction or event will be deemed to occur at the end of the next following Valuation Date unless otherwise specified.
Valuation Period--The period that starts at the close of a Valuation Date and ends at the close of the next succeeding Valuation Date.
Variable Account--A separate account of ours or a subaccount of such a separate account, which is used only to support the variable death benefits and policy values of variable life insurance policies, and the assets of which are segregated from our General Account and our other separate accounts. The Pacific Select Exec Separate Account serves as the funding vehicle for the Policies. The Money Market Variable Account, High-Yield Bond Variable Account, Managed Bond Variable Account, Government Securities Variable Account, Growth Variable Account, Aggressive Equity Variable Account, Growth LT Variable Account, Equity Income Variable Account, Multi-Strategy Variable Account, Equity Variable Account, Bond and Income Variable Account, Equity Index Variable Account, International Variable Account, and Emerging Markets Variable Account are all subaccounts of the Pacific Select Exec Separate Account.

                             SUMMARY OF THE POLICY

  This summary is intended to provide a brief overview of the more significant aspects of the Policy. Further detail is provided in this prospectus and in the Policy. Unless the context indicates otherwise, the discussion in this summary and the remainder of the prospectus relates to the portion of the Policy involving the Separate Account. The Fixed Account is briefly described under "The Fixed Account," on page 30 and in the Policy.

PURPOSE OF THE POLICY

  The Policy offers you insurance protection on the life of the Insured(s) so long as your Policy is not surrendered or in default beyond the Grace Period. Like traditional fixed life insurance, your Policy provides for a death benefit equal to its Face Amount, accumulation of cash values, and surrender and loan privileges. Unlike traditional fixed life insurance, your Policy offers a choice of investment alternatives and an opportunity for the Policy's Accumulated Value and, under certain circumstances, its death benefit to grow based on investment results.

POLICY VALUES

  You may allocate premium payments among the various Investment Options available to you. Depending on the investment experience of the selected Variable Accounts, the Accumulated Value may increase or decrease on any day.

  You bear the investment risk on that portion of the Accumulated Value allocated to the Variable Accounts. The death benefit may or may not increase or decrease depending upon several factors, although the death benefit will never decrease below the Face Amount provided your Policy is in force. There is no guarantee that your Policy's Accumulated Value and death benefit will increase.

  Your Policy will remain in force until the earliest of the death of the Insured(s) or a full surrender of your Policy, or unless the Net Cash Surrender Value is insufficient to pay certain charges deducted on each Monthly Payment Date, and a Grace Period expires without sufficient additional premium payments or loan repayments by you.

THE DEATH BENEFIT

  Upon the death of the Insured, or, for a last survivor Policy, upon the death of the Survivor, we will pay to the named Beneficiary death benefit proceeds, which will be the death benefit under your Policy reduced by any Policy Debt. The death benefit will be the greater of the Face Amount under your Policy or the Accumulated Value multiplied by a specified percentage. See "Death Benefit," page 15.

PREMIUM FEATURES

  The Policy can be purchased for a minimum initial premium payment of $10,000, or $50,000 if the Insured's Age (or Younger Insured's Age if this is a last survivor Policy) is 70 or over. In determining the Face Amount, you may elect that the initial premium be equal to 80%, 90% or 100% of the Guideline Single Premium. The Guideline Single Premium is the maximum premium that can be paid for any given Face Amount in order for an insurance policy to qualify as a life insurance contract for tax purposes. The Face Amount in the state of West Virginia may not be less than $25,000. Additional premiums may be paid under certain circumstances. See "Additional Premium Payments," page 13.

INVESTMENT OPTIONS

  You may choose to allocate net premium payments to one or more of the Investment Options available to you.

  The Variable Accounts available to you invest in portfolios of a mutual fund which offers you the opportunity to direct us to invest in diversified portfolios of stocks, bonds, money market instruments, or a combination of these securities, or in securities of foreign issuers. Each of the available Variable Accounts invests exclusively in shares of a designated Portfolio of the Fund. Each of the Portfolios of the Fund, which are shown in the chart on page 12, has a different investment objective or objectives. See "The Pacific Select Fund," page 11.

  You may also allocate all or a portion of net premium payments and transfer Accumulated Value to the Fixed Account. We guarantee that the Accumulated Value allocated to the Fixed Account will be credited interest monthly at a rate equivalent to an effective annual rate of 3%, and may in our sole discretion pay interest in excess of the guaranteed amount. See "The Fixed Account," page 30.

TRANSFER OF ACCUMULATED VALUE

  You may transfer Accumulated Value among the Variable Accounts, and, subject to certain other limitations, between the Variable Accounts and the Fixed Account. Transfers may be made by telephone if a properly completed Authorization For Telephone Requests has been filed at our Home Office. See "Transfer of Accumulated Value," page 15.

FREE-LOOK RIGHT

  You may obtain a full refund of the premium paid if your Policy is returned within 10 days after you receive it (15 days in Colorado, 20 days in North Dakota, and 30 days if you reside in California and are age 60 or older), 10 days after we mail or deliver this notice of right of withdrawal included in this prospectus, or 45 days after the application for your Policy is signed, whichever is later. However, in Pennsylvania, you have a different Free-Look Right, under which your Policy may be returned only within 10 days after you receive it. Until the Free-Look Transfer Date, premiums will be allocated to the Money Market Variable Account which invests in the Money Market Portfolio of the Fund. See "Allocation of Premiums," page 14.

SURRENDER AND PARTIAL WITHDRAWAL RIGHTS

  You can surrender the Policy during the life of the Insured and receive its Net Cash Surrender Value, which is equal to the Accumulated Value less any outstanding Policy Debt and less any applicable surrender charge.

  Partial withdrawals may be taken beginning on the first Policy Anniversary. The minimum partial withdrawal is $1,000. The amount that can be withdrawn (1) can be no greater than the excess of Cash Surrender Value immediately prior to the withdrawal over Policy Debt divided by 90% and (2) is limited so that after the withdrawal, the Net Cash Surrender Value is at least $10,000. Partial withdrawals will reduce the death benefit under a Policy by an amount proportionate to the reduction in Accumulated Value caused by the partial withdrawal and may reduce the Face Amount. However, decreases in the Face Amount and death benefit will be limited so that the policy complies with the definition of life insurance in the Internal Revenue Code ("IRC"). Upon surrender of a Policy or a partial withdrawal during the first nine Policy Years a surrender charge may be assessed. No surrender charge is imposed on the amount of the first withdrawal in any Policy Year (including a surrender) that does not exceed the Free Withdrawal Amount. Surrender or partial withdrawals may give rise to taxable income to you. See "Federal Income Tax Considerations," page 24.

POLICY LOANS

  You may borrow from us using your Policy as security for the loan. You may borrow up to 50% of Accumulated Value during the first Policy Year, and up to the greater of (1) 100% of your Accumulated Value in the Fixed Account and 90% in the Variable Accounts, and (2) 98% of the excess of the Accumulated Value over twelve times the current monthly deduction thereafter. The maximum amount is reduced by the amount of any existing Debt and any surrender charge that would be imposed if you surrendered your Policy on the date the loan is taken. The minimum loan that can be taken at any time is $500 ($200 in Connecticut, $250 in

Oregon). See "Policy Loans," page 17. The amount of any Policy Debt will be subtracted from the death benefit under the Policy, and from your Cash Surrender Value upon surrender. You will pay interest to us on Policy Debt at an annual rate of 6.00% in the first ten Policy Years and 5.00% thereafter. A portion of your Policy Debt may qualify as a Preferred Loan, and will bear interest at 5.25% in the first ten Policy Years, and 4.75% thereafter. Such portion will be redetermined on each policy anniversary.

  When you take a loan, an amount equal to the loan is transferred from your Accumulated Value in the Investment Options to the Loan Account to secure the loans. We will pay interest on amounts in the Loan Account at an annual rate of 4.5%.

  A Policy loan is treated as a distribution from a Policy that is a modified endowment contract and therefore may result in taxable income to you. See "Federal Income Tax Considerations," page 24.

POLICY CHARGES AND DEDUCTIONS

  Load from Premiums

  We do not make any deductions from any premium payment before allocating it to your Accumulated Value.

  Surrender Charge

  As discussed above under "Surrender and Partial Withdrawal Rights," if you surrender your policy or take a partial withdrawal within the first nine Policy Years, a surrender charge may be deducted from Accumulated Value. Approximately twenty-five percent of the Surrender Charge is assessed to compensate us for premium taxes paid. Approximately seventy-five percent of the Surrender Charge is assessed to compensate us for sales expenses. The Surrender Charge will not exceed 10% of the initial premium payment.

  Monthly Deductions

  An amount called the monthly deduction is deducted from your Accumulated Value in the Variable Accounts and the Fixed Account beginning on the Policy Date and on each Monthly Payment Date thereafter. The monthly deduction will be assessed to each account in proportion to the Policy's Accumulated Value in each Variable Account and the Fixed Account, unless you specify otherwise in writing. The monthly deduction consists of the following charges:

  --Cost of Insurance Charge: A cost of insurance charge is deducted to compensate us for the cost of providing life insurance coverage for the Insured(s); and

  --Administrative Charge: An administrative charge equal to 0.00025 (0.30% annually) of Accumulated Value in the Variable Accounts and the Fixed Account is assessed. In addition, if Accumulated Value is below $50,000 on any Policy Anniversary Date, a $40 fee is charged on that Monthly Payment Date; and

  --Tax Expense Charge: A charge equal to 0.000333333 (0.40% annually) of the Accumulated Value is assessed to pay applicable state and local premium taxes and federal taxes imposed under Section 848 of the Internal Revenue Code of 1986, as amended (the "Code"). This charge is eliminated after 10 Policy Years; and

  --Mortality and Expense Risk Charge: A charge is assessed to compensate us for mortality and expense risks assumed. This charge is equal to 0.00075 (0.90% annually) of Accumulated Value in the Variable Accounts and the Fixed Account. After 10 Policy Years this charge is reduced to 0.000583333 (0.70% annually).

  The operating expenses of the Separate Account are paid by us. The Policy's charges and deductions shown above are specified under the terms of the Policy. For a more complete description of these charges, see "Charges and Deductions," page 21.

FUND ANNUAL EXPENSES AFTER EXPENSE LIMITATION (as a percentage of each Portfolio's average daily net assets)

  Investment advisory fees and operating expenses of the Fund are paid by the Fund. Fund expenses are not specified under the terms of the Policy, and they may vary from year to year.

                                                      ADVISORY  OTHER    TOTAL
                                                        FEE    EXPENSES EXPENSES
                                                      -------- -------- --------
Money Market Portfolio...............................    .38%    .06%      .44%
High Yield Bond Portfolio............................    .60%    .05%      .65%
Managed Bond Portfolio...............................    .60%    .06%      .66%
Government Securities Portfolio......................    .60%    .06%      .66%
Growth Portfolio.....................................    .65%    .05%      .70%
Aggressive Equity Portfolio..........................    .80%    .06%      .86%
Growth LT Portfolio..................................    .75%    .07%      .82%
Equity Income Portfolio..............................    .65%    .05%      .70%
Multi-Strategy Portfolio.............................    .65%    .06%      .71%
Equity Portfolio.....................................    .65%    .05%      .70%
Bond and Income Portfolio............................    .60%    .06%      .66%
Equity Index Portfolio...............................    .17%    .06%      .23%
International Portfolio..............................    .85%    .19%     1.04%
Emerging Markets Portfolio...........................   1.10%    .36%     1.46%

----



  The expenses listed for the Fund Portfolios reflect current expenses for the year ending December 31, 1997, except that the Advisory Fee for the International Portfolio has been adjusted to reflect the Advisory Fee without any waiver. The Actual Advisory Fee paid by the International Portfolio in 1997 was 0.83% of the Portfolio's average daily net assets. This reflects the Advisory Fee waived by Pacific Life in connection with the change in the Portfolio Manager to Morgan Stanley that occurred in June, 1997. Pacific Life, as Investment Adviser to the Fund, adopted the policy to waive our fees or otherwise reimburse expenses so that operating expenses (exclusive of advisory fees, additional custodial fees associated with holding foreign securities, foreign taxes on dividends, interest or capital gains, and extraordinary expenses) are not greater than 0.25% of average daily net assets per year. We began the policy in 1989 and intend to continue this policy until at least December 31, 1999. No reimbursement to the Portfolios was necessary for the Fund's fiscal year 1997. There can be no assurance that the expense reimbursement arrangement will continue after December 31, 1999, and any unreimbursed expenses would be reflected in the Policy Owner's Accumulated Value and in some instances, the death benefit.

  The Fund's expenses are assessed at the Fund level and are not direct charges against the Variable Accounts or the Policy's Accumulated Value. These expenses are taken into account in computing each Portfolio's per share net asset value, which in turn is used to compute the corresponding Variable Account's Accumulation Unit Value. The Fund's investment advisory fees and operating expenses are more fully described in the Fund's prospectus, which accompanies this Prospectus.

TAX TREATMENT OF INCREASES IN ACCUMULATED VALUE

  We believe that the Accumulated Value under the Policy is currently subject to the same federal income tax treatment as the cash value under traditional fixed life insurance. Therefore, generally, you will not be deemed to be in constructive receipt of your Accumulated Value unless and until actual surrender of a Policy or upon making a partial withdrawal or a Policy Loan. Any such distribution may give rise to taxable income to you and may, under certain circumstances, subject you to an additional income tax of 10% of the amount includable in taxable income. For more information on the tax treatment of the Policy and the tax treatment of distributions see "Federal Income Tax Considerations," page 24.

TAX TREATMENT OF DEATH BENEFIT

  We believe that the death benefit under the Policy is currently subject to federal income tax treatment consistent with that of traditional fixed life insurance. Therefore, generally the death benefit will be fully excludable from the gross income of the Beneficiary under the IRC. See "Federal Income Tax Considerations," page 24.

CONTACTING PACIFIC LIFE AND TIMING OF TRANSACTIONS

  All written requests, notices, and forms required by the Policies, and any questions or inquiries should be directed to our Client Services Department, at 700 Newport Center Drive, P.O. Box 7500, Newport Beach, California 92658-7500.


  The effective date of certain notices or of instructions is determined by the date and time on which we "receive" the notice or instructions. Unless otherwise stated, we "receive" this information only when it arrives "properly completed" at our Home Office. Premium payments after your initial premium payment, transfer requests, loan requests, loan repayments, and withdrawal requests we receive before 4:00 p.m. Eastern time will normally be effective as of the end of the Valuation Date that we receive them "properly completed," unless the transaction or event is scheduled to occur on another day. Transactions are effected as of the end of the Valuation Date on which they are effective. "Properly completed" may require, among other things, a signature guarantee or other verification of authenticity. We do not generally require a signature guarantee unless it appears that your signature may have changed over time or due to other circumstances. Requests regarding death benefits must be accompanied by both proof of death and instructions regarding payment satisfactory to us. You should call your registered representative or us if you have questions regarding the required form of a request.

      INFORMATION ABOUT PACIFIC LIFE, THE SEPARATE ACCOUNT, AND THE FUND

PACIFIC LIFE INSURANCE COMPANY

  We are a life insurance company that is domiciled in California. Our operations include both life insurance and annuity products as well as financial and retirement services. As of the end of 1997, we had $80.0 billion of individual life insurance in force and total admitted assets of approximately $31.8 billion. We have been ranked according to admitted assets as the 20th largest life insurance carrier in the nation for 1997. The Pacific Life family of companies has total assets and funds under management of over $236 billion. We are authorized to conduct life insurance and annuity business in the District of Columbia and all states except New York. Our principal offices are located at 700 Newport Center Drive, Newport Beach, California 92660.

  We were originally organized on January 2, 1868, under the name "Pacific Mutual Life Insurance Company of California" and reincorporated as "Pacific Mutual Life Insurance Company" on July 22, 1936. On September 1, 1997, we converted from a mutual life insurance company to a stock life insurance company ultimately controlled by a mutual holding company and were authorized by California regulatory authorities to change our name to Pacific Life Insurance Company.

  We are a subsidiary of Pacific LifeCorp, a holding company which, in turn, is a subsidiary of Pacific Mutual Holding Company, a mutual holding company. Under their respective charters, Pacific Mutual Holding Company must always hold at least 51% of the outstanding voting stock of Pacific LifeCorp, and Pacific LifeCorp must always own 100% of the voting stock of Pacific Life. Owners of Pacific Life's annuity contracts and life insurance policies have certain membership interests in Pacific Mutual Holding Company, consisting principally of the right to vote on the election of the Board of Directors of the mutual holding company and on other matters, and certain rights upon liquidation or dissolutions of the mutual holding company.

  The principal underwriter for the Policies is Pacific Mutual Distributors, Inc. ("PMD"), one of our wholly-owned subsidiaries. PMD is registered as a broker-dealer with the Securities and Exchange Commission ("SEC").

PACIFIC SELECT EXEC SEPARATE ACCOUNT

  The Separate Account is a separate investment account of ours used only to support the variable death benefits and policy values of variable life insurance policies. The Separate Account supports the Policies as well as other variable life insurance policies issued by us in addition to the Policies. The assets in the Separate Account are kept separate from our General Account assets and our other separate accounts.

  We own the assets in the Separate Account and are required to maintain sufficient assets in the Separate Account to meet anticipated obligations of the insurance policies funded by the Account. The Separate Account is divided into subaccounts called Variable Accounts. The income, gains, or losses, realized or unrealized, of each Variable Account are credited to or charged against the assets held in the Variable Account without regard to our other income, gains, or losses. Assets in the Separate Account attributable to the reserves and other liabilities under the variable life insurance policies funded by the Separate Account are not chargeable with liabilities arising from any other business that we conduct. However, we may transfer to our General Account assets which exceed anticipated obligations of the Separate Account. All obligations arising under the Policy are our general corporate obligations. We may accumulate in the Separate Account proceeds from various Policy charges and investment results applicable to those assets.

  The Separate Account was established on May 12, 1988 under California law under the authority of our Board of Directors. The Separate Account is registered as a unit investment trust with the SEC. Such registration does not involve any supervision by the SEC of the administration or investment practices or policies of the Account.

  Each Variable Account invests exclusively in shares of a designated Portfolio of the Fund. We may in the future establish additional Variable Accounts within the Separate Account, which may invest in other Portfolios of the Fund or in other securities.

THE PACIFIC SELECT FUND

  The Fund is a diversified, open-end management investment company of the series type. The Fund is registered with the SEC under the Investment Company Act of 1940. Such registration does not involve supervision by the SEC of the investments or investment policies of the Fund. The Fund currently offers fourteen separate Portfolios to the Separate Account that fund the Variable Investment Options available to you. Each Portfolio pursues different investment objectives and policies. We purchase the shares of each Portfolio for the corresponding Variable Account at net asset value, i.e., without sales load. All dividends and capital gains distributions received from a Portfolio are automatically reinvested in such Portfolio at net asset value, unless we, on behalf of the Separate Account, elect otherwise. Fund shares will be redeemed by us at their net asset value to the extent necessary to make payments under the Policies.

  Shares of the Fund currently are offered for purchase only to separate accounts of ours to serve as an investment medium for variable life insurance policies and for variable annuity contracts issued or administered by us. Shares of the Fund may also be sold in the future to separate accounts of other insurance companies, either affiliated or not affiliated with us. Investment in the Fund by other separate accounts in connection with variable annuity and variable life insurance contracts may potentially create conflicts. See "MORE ON THE FUND'S SHARES" in the accompanying prospectus of the Fund.

  The following chart summarizes some basic data about each Portfolio of the Fund offered to the Separate Account. There can be no assurance that any Portfolio will achieve its objective. This chart is only a summary. You should read the more detailed information which is contained in the accompanying prospectus of the Fund, including information on the risks associated with the investments and investment techniques of each of the Portfolios.

  THE FUND'S PROSPECTUS ACCOMPANIES THIS PROSPECTUS AND SHOULD BE READ CAREFULLY BEFORE INVESTING.

                                                      PRIMARY INVESTMENTS
                                                         (UNDER NORMAL
    PORTFOLIO                OBJECTIVE                  CIRCUMSTANCES)            PORTFOLIO MANAGER

-------------------------------------------------------------------------------------------------------
  Money Market    Current income consistent with   Highest quality money      Pacific Life
                  preservation of capital          market
                                                   instruments
-------------------------------------------------------------------------------------------------------
  High Yield      High level of current income     Intermediate and long-     Pacific Life
  Bond                                             term,
                                                   high-yielding, lower and
                                                   medium quality (high
                                                   risk)
                                                   fixed-income securities
-------------------------------------------------------------------------------------------------------
  Managed Bond    Maximize total return consistent Investment grade           Pacific Investment
                  with prudent investment          marketable                 Management Company
                  management                       debt securities. Will
                                                   normally maintain an
                                                   average portfolio
                                                   duration of 3-7 years
-------------------------------------------------------------------------------------------------------
  Government      Maximize total return consistent U.S. Government            Pacific Investment
   Securities     with prudent investment          securities                 Management Company
                  management                       including futures and
                                                   options
                                                   thereon and high-grade
                                                   corporate debt
                                                   securities. Will
                                                   normally maintain an
                                                   average portfolio
                                                   duration of 3-7 years
-------------------------------------------------------------------------------------------------------
  Growth          Growth of capital                Common stock               Capital Guardian Trust
                                                                              Company
-------------------------------------------------------------------------------------------------------
  Aggressive Eq-  Capital appreciation             Common stock of small      Alliance Capital
  uity                                             emerging growth and        Management L.P.
                                                   medium
                                                   capitalization companies
-------------------------------------------------------------------------------------------------------
  Growth LT       Long-term growth of capital      Common stock               Janus Capital Corporation
                  consistent with the preservation
                  of capital
-------------------------------------------------------------------------------------------------------
  Equity Income   Long-term growth of capital      Dividend paying common     J.P. Morgan Investment
                  and income                       stock                      Management Inc.
-------------------------------------------------------------------------------------------------------
  Multi-Strategy  High total return                Equity and fixed income    J.P. Morgan Investment
                                                   securities                 Management Inc.
-------------------------------------------------------------------------------------------------------
  Equity          Capital appreciation             Common stocks and          Goldman Sachs
                                                   securities                 Asset Management
                                                   convertible into or
                                                   exchangeable
                                                   for common stocks
-------------------------------------------------------------------------------------------------------
  Bond and In-    Provide total return and income  Investment grade debt      Goldman Sachs
  come            consistent with prudent          securities.                Asset Management
                  investment management            Will normally maintain
                                                   an
                                                   average portfolio
                                                   duration within
                                                   one-half year of a long-
                                                   term
                                                   bond index
-------------------------------------------------------------------------------------------------------
  Equity Index    Provide investment results that  Stocks included in the     Bankers Trust Company
                  correspond to the total return   S&P 500
                  performance of common stocks
                  publicly traded in the U.S.
-------------------------------------------------------------------------------------------------------
  International   Long-term capital appreciation   Equity securities of       Morgan Stanley Asset
                                                   corporations               Management Inc.
                                                   domiciled outside the
                                                   United
                                                   States
-------------------------------------------------------------------------------------------------------
  Emerging Mar-   Long-term growth of capital      Common stocks of           Blairlogie Capital
  kets                                             companies                  Management
                                                   domiciled in emerging
                                                   market
                                                   countries
-------------------------------------------------------------------------------------------------------


THE INVESTMENT ADVISER AND PORTFOLIO MANAGERS

  We serve as Investment Adviser to each Portfolio of the Fund. We are registered with the SEC as an Investment Adviser. For twelve of the Portfolios, we and the Fund have engaged other firms to serve as Portfolio Managers which are shown in the chart above.

                                  THE POLICY

  The variable life insurance benefits provided by your Policy are funded through your Accumulated Value in the Separate Account and the Fixed Account. The information included below describes the benefits, features, charges, and other major provisions of the Policy.

APPLICATION FOR A POLICY

  Any person or persons wishing to purchase the Policy may submit an application to us. A Policy can be issued on the life of a single Insured for issue Ages up to and including age 85 and Insureds under a last survivor Policy for issue Ages between 20 and 85, and, in both cases, with evidence of insurability satisfactory to us. The Insured's Age is calculated as of the Insured's last birthday. Acceptance is subject to our underwriting rules, and we reserve the right to request additional information and to reject an application.

  After your Policy is issued, insurance coverage under the Policy will be deemed to have begun as of the Policy Date. Your Policy Date is usually the date the application is accepted by us. Your Policy Date is the date used to determine Policy Years, Policy Months, and Policy Monthly, Quarterly, Semi-Annual and Annual Anniversaries. For purposes of determining the Monthly Payment Date for all Policies issued, the Policy Date will never be the 29th, 30th, or 31st of any month. We first become obligated under the Policy on the date the total initial premium is received or on the date the application is accepted, whichever is later. Any monthly deductions due will be taken on the Monthly Payment Date on or next following the date we become obligated. The initial premium must be received within 20 days after the Policy is issued, although we may waive the 20 day requirement at our discretion. If the initial premium is not received or the application is rejected by us, the Policy will be cancelled and any premium received will be refunded.

  Subject to our approval, your Policy may be backdated, but the Policy Date may not be earlier than the date the initial premium is received at our Home Office. Backdating can be advantageous if the Insured's lower issue Age results in lower cost of insurance rates. If your Policy is backdated, the minimum initial premium required will include sufficient premium to cover the backdating period and will be applied the date the initial premium is received or the Policy Date, if later. Monthly deductions will be made for the period the Policy Date is backdated.

  Insureds are assigned to underwriting (insurance risk) classes which are used in calculating the cost of insurance rates. In assigning Insureds to underwriting classes, we will usually use either simplified or medical underwriting, although other forms of underwriting may be used when deemed appropriate by us.

PREMIUMS

  The minimum initial premium to purchase a Policy is $10,000 if the Insured's issue Age is less than 70 and $50,000 if the Insured's issue Age is greater than 69. If this is a last survivor Policy, the minimum initial premium is based upon the issue Age of the younger Insured. You may elect the initial premium to be 80%, 90% or 100% of the Guideline Single Premium. The Guideline Single Premium is the maximum premium that can be paid for a given Face Amount in order for an insurance policy to qualify as a life insurance contract for tax purposes. If you reside in the state of West Virginia the Face Amount of the Policy must be at least $25,000. We may reduce the minimum initial premium required under certain circumstances, such as for group or sponsored arrangements.

ADDITIONAL PREMIUM PAYMENTS

  You have limited ability to make additional premium payments. Subsequent premium payments of at least $1,000 are permitted under the following circumstances:

  1. an additional premium payment is required to keep the Policy in force (see "Lapse"); or

  2. the premium payment would not cause total premiums to exceed the premium limits prescribed by the Internal Revenue Service ("IRS") to qualify the Policy as a life insurance contract.

  We reserve the right to require satisfactory evidence of insurability before accepting any additional premium payment that results in an immediate increase in the death benefit. A premium payment would result in an immediate increase in the death benefit if the death benefit under your Policy is, or upon acceptance of the premium would be, greater than the Face Amount. See "Death Benefit." If satisfactory evidence of insurability is not received, the payment, or a portion thereof, may be returned. The Company may require that existing Policy Debt be repaid prior to accepting any additional premium payments.

  All or a portion of a premium payment will be rejected and returned to you if it would exceed the maximum premium limitations prescribed by federal tax law. We also reserve the right to make distributions from your Policy to the extent we deem it necessary to continue to qualify your Policy as life insurance under the IRC.

  If your Policy is issued in exchange for a policy that is not a modified endowment contract, then in order for your Policy to continue to avoid being treated as a modified endowment contract, the sum of the premiums less a portion of any Partial Withdrawals may not exceed the "seven pay premium" limit as defined in the IRC. See "Federal Income Tax Considerations". If we receive any premium payment that we believe, if applied to your Policy in that Policy Year, would cause your Policy to become a modified endowment contract, the portion of the payment that we believe would cause your Policy to become a modified endowment contract will not be applied to your Policy but will be returned to you, unless you have previously notified us that payments that cause your Policy to become a modified endowment contract may be accepted by us and applied to your Policy. However, for premium payments received by us at our Home Office within 20 days before the upcoming Policy Anniversary, we may apply the portion of the premium payment that we believe would cause your Policy to become a modified endowment contract to your Policy on the upcoming Policy Anniversary.

ALLOCATION OF PREMIUMS

  In the application for your Policy, you select the Investment Options to which premium payments will be allocated after the Free-Look Transfer Date. Until the Free-Look Transfer Date, premium payments will be allocated to the Money Market Variable Account, which invests in the Money Market Portfolio of the Fund (except for amounts allocated to the Loan Account to secure a Policy loan). Your Accumulated Value will be automatically allocated according to your instructions contained in the application (or if received more recently, in written instructions) the later of 15 days after the Policy is issued or 45 days after the application is completed (the "Free-Look Transfer Date").

  Additional premium payments will be allocated among the Variable Accounts and the Fixed Account according to your most recent instructions. You may change the allocation of payments by submitting a proper written request to our Home Office, or by telephone if an Authorization for Telephone Requests for changes in premium allocation instruction has been completed, signed and filed at our Home Office.

PORTFOLIO REBALANCING

  You may direct us to automatically re-set the percentage of your Accumulated Value allocated to each Variable Account at a predetermined level. This process is called portfolio rebalancing. (The Fixed Account is not available for portfolio rebalancing.) Over time, the variations in each Variable Account's investment results will shift the percentage allocations of your Accumulated Value. The portfolio rebalancing feature will automatically transfer your Accumulated Value among the Variable Accounts back to the preset percentages. Rebalancing can be made quarterly, semi-annually or annually, measured from your Policy Date ("frequency period"). Rebalancing may result in transferring amounts from a Variable Account with relatively higher investment performance to a Variable Account with relatively lower investment performance.

  You may initiate portfolio rebalancing by sending our Home Office a signed, written request in good form or a properly completed Automatic Portfolio Rebalancing form. You must specify the frequency for rebalancing and a beginning date. The first rebalancing will usually occur on your Monthly Payment Date that starts the frequency period you elected and that occurs on or follows the beginning date you elected. If you stop portfolio rebalancing, you must wait 30 days to begin again. Portfolio rebalancing cannot be used with the Dollar Cost Averaging Option.

  We may modify, terminate or suspend the portfolio rebalancing feature at any time.

DOLLAR COST AVERAGING OPTION

  We currently offer an option under which you may dollar cost average your allocations in the Variable Accounts under your Policy by authorizing us to make periodic allocations of Accumulated Value from any one Variable Account to one or more of the other Variable Accounts. Dollar cost averaging is a systematic method of investing in which securities are purchased at regular intervals in fixed dollar amounts so that the cost of the securities gets averaged over time and possibly over various market cycles. The option will result in the allocation of Accumulated Value to one or more Variable Accounts, and these amounts will be credited at the Accumulation Unit values as of the end of the Valuation Dates on which the transfers are processed. Since the value of Accumulation Units will vary, the amounts allocated to a Variable Account will result in the crediting of a greater number of units when the Accumulation Unit value is low and a lesser number of units when the Accumulation Unit value is high. Similarly, the amounts transferred from a Variable Account will result in a debiting of a greater number of units when the Accumulation Unit value is low and a lesser number of units when the Accumulation Unit value is high. Dollar cost averaging does not guarantee profits, nor does it assure that you will not have losses.

  A Dollar Cost Averaging Request form is available upon request. To elect the Dollar Cost Averaging Option, your Accumulated Value in the Variable Account from which the Dollar Cost Averaging transfers will be made must be at least $5,000. After we have received a Dollar Cost Averaging Request in proper form at our Home Office, we will transfer Accumulated Value in amounts you designate from the Variable Account from which transfers are to be made to the Variable Account or Accounts you choose. The minimum amount that may be transferred to any one Variable Account is $50. After the Free-Look Period, the first transfer will be effected on your Policy's Monthly, Quarterly, Semi-Annual, or Annual Anniversary, whichever corresponds to the period you select, coincident with or next following receipt at our Home Office of a Dollar Cost Averaging Request in proper form. Subsequent transfers will be processed on the following Monthly, Quarterly, Semi-Annual, or Annual Anniversary for so long as you designate, until the total amount elected has been transferred, until Accumulated Value in the Variable Account from which transfers are made has been depleted, or until your Policy enters the Grace Period. Amounts periodically transferred under this option will not be subject to any transfer charges that may be imposed by us in the future, except as may be required by applicable law.

  You may instruct us at any time to terminate this option by written request to our Home Office. We may discontinue, modify, or suspend the Dollar Cost Averaging Option at any time.

TRANSFER OF ACCUMULATED VALUE

  After the Free-Look Transfer Date, you may transfer Accumulated Value among the Variable Accounts upon proper written request to our Home Office. Transfers (other than transfers in connection with the Dollar Cost Averaging Option) may be made by telephone if a properly completed, Authorization for Telephone Requests is on file at our Home Office. Currently, there are no limitations on the number of transfers between Variable Accounts, no minimum amount required for a transfer, nor any minimum amount required to be remaining in a given Variable Account after a transfer (except as required under the Dollar Cost Averaging Option). No transfers are allowed during the Grace Period if the required premium has not been paid. No charges are currently imposed upon such transfers. We reserve the right, however, at a future date to limit the size of transfers and remaining balances, to assess transfer charges, to limit the number and frequency of transfers, and to modify, suspend and/or discontinue telephone transfers.

  Accumulated Value may also be transferred from the Variable Accounts to the Fixed Account; however, such a transfer will only be permitted in the Policy Month preceding a Policy Anniversary, except that you may make such a transfer at any time during the first 18 Policy Months. Transfers from the Fixed Account to the Variable Accounts are restricted as described in "The Fixed Account."

DEATH BENEFIT

  When your Policy is issued, we will determine the initial amount of insurance for the initial premium payment based on the instructions provided in your application. That amount will be shown on the specifications page of the Policy and is called the "Face Amount."

  Upon due proof of the death of the Insured(s), we will pay to your named Beneficiary death benefit proceeds, which will be the death benefit under your Policy reduced by any outstanding Policy Debt (and if in the Grace Period, any overdue charges). The death benefit will be the greater of the Face Amount under your

Policy or Accumulated Value multiplied by a specified percentage. (which is referred to as the Guideline Minimum Death Benefit.) The specified percentages vary according to the Age of the Insured, or, in the case of a last survivor Policy, the Youngest Insured, and will be at least equal to the cash value corridor in Section 7702 of the IRC, which addresses the definition of a life insurance policy for tax purposes. A table showing the specified percentages is in the Appendix and in the Policy. Because the specified percentage is applied to your Accumulated Value, an increase in Accumulated Value may increase the death benefit. However, because the death benefit will never be less than the Face Amount, a decrease in Accumulated Value may decrease the death benefit but never below the Face Amount. The following examples illustrate how the death benefit will be determined:

                                   EXAMPLES

                                                             POLICY A  POLICY B
                                                             --------  --------
      Face Amount........................................... $100,000  $100,000
      Insured's Age.........................................       40        40
      Accumulated Value on Date of Death.................... $ 46,500  $ 34,000
      Specified Percentage..................................      250%      250%

  In Policy A, the death benefit equals $116,250, i.e., the greater of $100,000 (the Face Amount) or $116,250 (the Accumulated Value at the date of death of $46,500 multiplied by the specified percentage of 250%). Assuming that there is no outstanding Policy Debt, this amount constitutes the death benefit proceeds that would be paid to the Beneficiary.

  In Policy B, the death benefit is $100,000, i.e., the greater of $100,000 (the Face Amount) or $85,000 (the Accumulated Value of $34,000 multiplied by the specified percentage of 250%).

  If the death benefit is equal to the Guideline Minimum Death Benefit, we reserve the right to reduce the death benefit by requiring Partial Withdrawals be made in order to maintain the net amount at risk at a level that will not exceed three times the death benefit on the Policy Date.

  The Policy is intended to qualify as a life insurance contract under the Internal Revenue Code for Federal tax purposes, and the death benefit under the Policy is intended to qualify for the income tax exclusion under the Internal Revenue Code. If your Policy is issued in exchange for another life insurance policy that was not a modified endowment contract, then unless otherwise specified by you in writing, it is intended that the Policy will not be treated as a modified endowment contract under the Internal Revenue Code. To these ends, the provisions of the Policy, including any other Rider, Benefit, or endorsement, are to be interpreted to ensure such tax qualification and to prevent the Policy from being treated as a modified endowment contract, notwithstanding any other provisions to the contrary.

  If at any time the premiums paid under your policy exceed the amount allowable for such tax qualification, such excess amount shall be removed from the Policy as of the date of its payment, and any appropriate adjustment in the death benefit shall be made as of such date. The excess amount shall be refunded to you no later than 60 days after the end of the applicable Policy Year. The excess amount removed from the Policy and refunded to you may be adjusted for interest or for changes in Accumulated Value attributable to the excess amount. If for some reason this excess amount is not refunded by then, the death benefit under this Policy shall be increased retroactively and prospectively so that at no time is the death benefit ever less than the amount needed to ensure such tax qualification. To the extent that the death benefit as of any time is increased by this provision, appropriate adjustments shall be made retroactively in any cost of insurance charge or supplemental benefits as of that time that are consistent with such an increase.

  If your Policy is issued in exchange for another life insurance policy that was not a modified endowment contract, then at any time the premiums or other amounts paid under the Policy exceed the limit for avoiding modified endowment contract treatment, and you have not specified in writing that such treatment is acceptable to you, such excess amount shall be removed from the Policy as of the date of its payment, and any appropriate adjustment in the Policy's death benefit shall be made as of such date. This excess amount shall be refunded to you no later than 60 days after the end of the applicable Policy Year. The excess amount removed from the Policy and refunded to you may be adjusted for interest or for changes in Accumulated Value attributable to the excess amount. If this excess amount is not refunded by then, the death benefit under your Policy shall be increased retroactively and prospectively to the minimum amount necessary so that at no time is the death benefit ever less than the amount needed to avoid modified endowment contract treatment. To the extent the death benefit as of any time is increased by this provision, appropriate adjustments shall be made, retroactively or otherwise, in any cost of insurance or supplemental benefits as of that time that are consistent with such an increase.

  All calculations of death benefit will be made as of the end of the Valuation Period during which the Insured (or for a last survivor Policy, the Survivor) dies. Death benefit proceeds may be paid to your Beneficiary in a lump sum or under a payment plan offered by us under the Policy. The plan offers monthly income for the lifetime of the Beneficiary with a minimum period of ten years. The Policy should be consulted for details.

POLICY VALUES

  Accumulated Value

  Your Accumulated Value is the sum of the amounts under your Policy held in each Investment Option, as well as the amount set aside in the Loan Account, including any accrued earned interest to secure any Policy Debt.

  On each Valuation Date, the portion of your Accumulated Value allocated to any particular Variable Account will be adjusted to reflect the investment experience of that Variable Account. On each Monthly Payment Date, a portion of your Accumulated Value allocated to a particular Investment Option also will be adjusted to reflect the assessment of the Monthly Deduction. See "Determination of Accumulated Value". No minimum amount of Accumulated Value is guaranteed. You bear the risk for the investment experience of Accumulated Value allocated to the Variable Accounts.

  Cash Surrender Value. The Cash Surrender Value of your Policy equals your Accumulated Value less any Surrender Charge. Once the duration of the surrender charge has expired, your Cash Surrender Value will equal your Accumulated Value.

  Net Cash Surrender Value. The Net Cash Surrender Value is the Cash Surrender Value minus any outstanding Policy Debt. You can surrender your Policy at any time while the Insured (either Insured if this is a last survivor Policy) is living and receive your Net Cash Surrender Value.

DETERMINATION OF ACCUMULATED VALUE

  Although your Policy's death benefit can never be less than the Face Amount for as long as your Policy is in force, your Accumulated Value in the Separate Account will vary to a degree that depends upon several factors, including investment performance of the Variable Accounts to which Accumulated Value has been allocated, payment of additional premiums, the amount of any outstanding Policy Debt, any Partial Withdrawals, and the charges assessed in connection with your Policy.

  The amounts allocated to the Variable Accounts will be invested in shares of the corresponding Portfolios of the Fund. The investment performance of each Variable Account will reflect increases or decreases in the net asset value per share of the corresponding Portfolio and any dividends or distributions declared by a Portfolio.

  Assets in the Variable Accounts are divided into accumulation units, which are a measure of value used for bookkeeping purposes. When you allocate premiums to a Variable Account, your Policy is credited with accumulation units. In addition, other transactions including loans, surrender, partial withdrawals, transfers, and assessment of charges against your Policy affect the number of accumulation units credited to your Policy. The number of units credited or debited in connection with any such transaction is determined by dividing the dollar amount of such transaction by the unit value of the affected Variable Account. The unit value of each Variable Account is determined on each Valuation Date at or about 4:00 p.m. Eastern time. The number of units credited will not change because of subsequent changes in unit value.

  The accumulation unit value of each Variable Account's unit initially was $10. The unit value of a Variable Account on any Valuation Date is calculated by adjusting the unit value from the previous Valuation Date for (1) the investment performance of the Variable Account, which is based upon the investment performance of the corresponding Portfolio of the Fund, (2) any dividends or distributions paid by the corresponding Portfolio, and (3) any charges that may be assessed by us for income taxes attributable to the operation of the Variable Account (which are currently not anticipated).

POLICY LOANS

  You may borrow money from us using your Policy as the only security for the loan by submitting a proper written request to our Home Office. We may in our discretion permit loans to be made by telephone if a properly completed Authorization for Telephone Requests has been filed at our Home Office. A loan may be taken any time your Policy is in force. The minimum loan that can be taken at any time is $500, ($200 in Connecticut, $250 in Oregon). The maximum amount that can be borrowed in the first Policy Year is 50% of your Accumulated Value, and thereafter the maximum at any time is the greater of
(1) 100% of your Accumulated Value in the Fixed Account and 90% in the Variable Accounts, and (2) 98% of the excess of the Accumulated Value over twelve times the current monthly deduction. The maximum amount is reduced by any existing Debt and the amount of any Surrender Charge that would be imposed if you surrendered your Policy on the date the loan is taken.

  When you take a loan, an amount equal to the loan is transferred out of your Accumulated Value in the Investment Options into the Loan Account to secure the loan. Unless you request otherwise, loan amounts will be deducted from the Investment Options proportionately.

  The interest rate we charge on loans is 6.00% a year on Policy Debt in the first ten Policy Years and 5.00% thereafter.

  A portion of your Policy Debt may qualify as a Preferred Loan. We charge a lower rate of interest on Preferred Loans. Subject to the limitations described above, the maximum amount available as Preferred Loans is the excess of the Accumulated Value over the premiums paid. We will determine the amount of a loan that is Preferred on the date of the loan, and we will redetermine the total amount of Preferred Loans on each Policy Anniversary. Loan repayments will be considered repayment of Preferred Loans last. We will charge interest on Preferred Loans at an annual rate of 5.25% in the first ten Policy Years, and 4.75% thereafter.

  We will credit interest monthly on amounts held in the Loan Account to secure the loan at an annual rate of 4.5%.

  You may repay all or part of the loan at any time while your Policy is in force. Interest on a loan is accrued daily and is due on each Policy Anniversary for the prior year, or on termination of the Policy. If interest is not paid when due, it will be added to the amount of the loan principal and interest will begin accruing thereon from that date. An amount equal to the loan interest charged will be transferred to the Loan Account from the Investment Options on a proportional basis.

  Unless you request otherwise, any loan repayment will cause an equal amount to be transferred from the Loan Account into the Investment Options in accordance with your current premium allocation instructions. In addition, any interest earned on the amount held in the Loan Account will be transferred to each of the Investment Options in accordance with your current premium allocation instructions on each Policy Anniversary and on full repayment of your Policy Debt.

  While the amount to secure the loan is held in the Loan Account, you forgo the investment experience of the Variable Accounts and the current interest rates of the Fixed Account. Thus, a loan, whether or not repaid, will have a permanent effect on the Policy's values and may have an effect on the amount and duration of the death benefit. If not repaid, your Policy Debt will be deducted from the amount of the death benefit payable upon the death of the Insured (or the Survivor Insured for a last survivor Policy), the Cash Surrender Value paid upon surrender, or the refund of premium upon exercise of the Free-Look Right.

  A loan may affect the length of time your Policy remains in force. Your Policy will lapse when Debt equals or exceeds your Cash Surrender Value and the minimum payment required is not made during the Grace Period. Moreover, your Policy may enter the Grace Period more quickly when a loan is outstanding, because the loaned amount is not available to cover monthly deductions. Additional payments or repayment of a portion of Debt may be required to keep the Policy in force. See "Lapse".

  A loan is treated as a distribution from a Policy that is a modified endowment contract, and therefore may give rise to taxable income to you. For information on the tax treatment of loans, see "Federal Income Tax Considerations."

DURATION OF CONTRACT

  The Policy does not mature. Coverage under a Policy will remain in effect until the Policy is surrendered; until the death of a single Insured or, for a last survivor Policy, the Survivor; or until the Policy lapses.

SURRENDER

  You may surrender your Policy at any time during the life of the Insured(s). The amount received in the event of a full surrender is your Policy's Net Cash Surrender Value, which is equal to your Accumulated Value less outstanding Policy Debt, and applicable surrender charges. Surrender could give rise to taxable income.

PARTIAL WITHDRAWALS

  Partial withdrawals may be taken beginning on the first Policy Anniversary and thereafter. Under this Benefit, you may withdraw a portion of your Net Cash Surrender Value.

  A partial withdrawal must be for at least $1,000. The amount that can be withdrawn (1) can be no greater than the excess of the Cash Surrender Value prior to the withdrawal over the Policy Debt divided by 90% and (2) is limited so that after the withdrawal, your Net Cash Surrender Value is at least $10,000.

  You may make a partial withdrawal by submitting a proper written request to us. As of the effective date of any withdrawal, your Accumulated Value will be reduced by the amount of the withdrawal and any applicable Surrender Charge. The reduction in Accumulated Value will be allocated proportionately to your Accumulated Value in the Investment Options unless you request otherwise. If the Insured(s) dies after the request for a withdrawal is sent to us and prior to the withdrawal being effected, the amount of the withdrawal will be deducted from the death benefit proceeds, which will be determined without taking into account the withdrawal.

  Preferred Withdrawal. A Preferred Withdrawal is a portion of the first withdrawal in any Policy Year. This portion is the lesser of the withdrawal and the Free Withdrawal Amount. No Surrender Charge is imposed on Preferred Withdrawals. Amounts in excess of the Free Withdrawal Amount and any subsequent withdrawals in the same Policy Year may be subject to the Surrender Charge. See "Surrender Charge". If there is no Free Withdrawal Amount at the time of the first withdrawal in a Policy Year, the next withdrawal in the same Policy Year will be considered the first.

  When a partial withdrawal is made, the death benefit under the Policy is decreased by an amount proportionate to the reduction in Accumulated Value caused by the partial withdrawal, and the Face Amount may also be reduced. For example, if you withdraw one-half of your Accumulated Value, the death benefit after the withdrawal will be one-half of the death benefit prior to the withdrawal. If the death benefit prior to a partial withdrawal is the Face Amount, the Face Amount will be reduced by the entire amount of the reduction in death benefit. If the death benefit prior to a partial withdrawal is equal to a Policy's Accumulated Value multiplied by the applicable specified percentage, the Face Amount after the withdrawal will be equal to the new death benefit if the new death benefit is less than the Face Amount prior to the withdrawal, and to the prior Face Amount otherwise. However decreases in the Face Amount and death benefit will be limited so that the Policy complies with the definition of life insurance in the IRC without any additional distribution from the Policy at the time of the withdrawal.

  A partial withdrawal is treated as a distribution from the Policy that may give rise to taxable income to you. See "Federal Income Tax Considerations."

RIGHT TO EXAMINE A POLICY--FREE-LOOK RIGHT

  You have a Free-Look Right, under which your Policy may be returned within 10 days after you receive it (15 days in Colorado, 20 days in North Dakota, and 30 days if you are a resident of California and age 60 or older), 10 days after we mail or deliver this notice of right of withdrawal included in this prospectus, or within 45 days after you sign the application for insurance, whichever is later. However, in Pennsylvania, you have a different Free-Look Right, under which your Policy may be returned only within 10 days after you receive it. It can be mailed or delivered to us or our agent. The returned Policy will be treated as if we never issued it and we will promptly refund the full amount of the premium paid. If you have taken a loan during the Free-Look Period, your Policy Debt will be deducted from the amount refunded. Until the Free-Look Transfer Date, premiums will be allocated to the Money Market Variable Account which invests in the Money Market Portfolio of the Fund (except for amounts allocated to the Loan Account to secure a Policy loan). See "Allocation of Premiums."

LAPSE

  Your Policy will lapse only when your Net Cash Surrender Value is insufficient to cover Policy charges on a Monthly Payment Date, and a Grace Period expires without you making a sufficient payment. You must pay during the Grace Period an amount equal to the amount by which your Cash Surrender Value less Policy Debt is less than zero plus a minimum of three times the full charges and deductions due on the Monthly Payment Date when the insufficiency occurred to avoid termination.

  To avoid potential lapse, you may wish to repay a portion of any Policy Debt. If premium payments have not exceeded the maximum permissible premiums, you may wish to make a premium payment.

  If your Net Cash Surrender Value is insufficient to cover the deductions and charges on a Monthly Payment Date, we will deduct the amount available to pay for any portion of the monthly deductions and charges due. Any remaining Accumulated Value in the Variable Accounts will be transferred to the Money Market Variable Account. We will notify you (and any assignee of record) of the payment required to keep the Policy in force. You will then have a "Grace Period" of 61 days, measured from the date the notice is sent, to make the required payment. Your Policy will remain in force through the Grace Period. Failure to make the required payment will result in termination of coverage under your Policy upon expiration of the Grace Period, and your Policy will lapse with no value. If the required payment is made during the Grace Period, any premium paid and any Accumulated Value in the Money Market Variable Account will be allocated among the Investment Options in accordance with your current premium allocation instructions. Any monthly deductions and charges due will be charged to the Investment Options on a proportionate basis. If the Insured (or Survivor if this is a last survivor Policy) dies during the Grace Period, the death benefit proceeds will equal the amount of the death benefit immediately prior to the commencement of the Grace Period, reduced by any unpaid monthly deductions and charges due and any Policy Debt.

REINSTATEMENT

  We will reinstate a lapsed Policy (but not a Policy which has been surrendered for its Net Cash Surrender Value) at any time within three years after the end of the Grace Period provided we receive the following: (1) your written application; (2) evidence of insurability satisfactory to us; and (3) payment of all monthly charges and deductions that were due and unpaid during the Grace Period, payment of the amount by which Net Cash Surrender Value was less than zero at the beginning of the Grace Period, and payment of a premium at least equal to three times the most recent monthly deduction.

  When your Policy is reinstated, your Accumulated Value will be equal to your Accumulated Value on the date of the lapse, plus any additional premium subject to the following: If your Policy is reinstated after your first Monthly Payment Date following lapse, your Accumulated Value will be reduced by the amount of Policy Debt on the date of lapse and no Policy Debt will exist on the date of the reinstatement. If your Policy is reinstated on or before your Monthly Payment Date next following lapse, any Policy Debt on the date of lapse will also be reinstated. No interest on amounts held in the Loan Account to secure Policy Debt will be paid or credited between lapse and reinstatement. Reinstatement will be effective as of your Monthly Payment Date on or next following the date of our approval, and your Accumulated Value minus Policy Debt will be allocated among the Investment Options in accordance with your current premium allocation instructions.

LAST SURVIVOR POLICIES

  Policies are offered that provide insurance protection, either on the life of one Insured or--as a last survivor Policy--on the lives of two Insureds. A last survivor Policy provides a death benefit the proceeds of which are paid on the death of the Survivor Insured. The other significant differences between single Insured and last survivor Policies are listed below:

  1. The cost of insurance charges under last survivor Policies are different in that they are determined in a manner that reflects the anticipated mortality of the two Insureds. See "Charges and Deductions" and the last survivor illustrations in the "Appendix".

  2. In an application for a last survivor Policy, we require evidence of insurability satisfactory to us for both Insureds.

  3. For a last survivor Policy to be reinstated, both Insureds must be alive on the date of reinstatement.

  4. The Policy provisions regarding misstatement of age or sex, suicide and incontestability apply to both Insureds.

                            CHARGES AND DEDUCTIONS

LOAD FROM PREMIUMS

  We do not make any deductions from the premium payment before allocating it to your Accumulated Value.

SURRENDER CHARGE

  A Surrender Charge may be assessed upon a surrender or a partial withdrawal within the first nine Policy Years. The Surrender Charge is assessed against the portion of the resulting reduction in Accumulated Value considered to be a return of initial premium. For the purpose of determining the Surrender Charge only, a reduction in Accumulated Value upon a surrender or withdrawal will be deemed to be a distribution of earnings from the available Free Withdrawal Amount, if any, first, a return of initial premium next, then a return of additional premium, and a distribution from remaining earnings last. The available Free Withdrawal Amount is the amount available as a Preferred Withdrawal, if any. The Surrender Charge varies with the Policy Year according to the following schedule:

                                     SURRENDER
      TIME OF WITHDRAWAL              CHARGE
      ------------------             ---------
      Policy Year 1-2                   10%
      Policy Year 3                      9%
      Policy Year 4                      8%
      Policy Year 5                      7%
      Policy Year 6                      6%
      Policy Year 7                      5%
      Policy Year 8                      4%
      Policy Year 9                      3%
      Policy Year 10 and thereafter      0%

  In no event will the Surrender Charges imposed exceed the maximum prescribed by state nonforfeiture laws for life insurance.

  Approximately twenty-five percent of the Surrender Charge is assessed to compensate us for premium taxes. Approximately seventy-five percent is assessed to compensate us for sales expenses. The Surrender Charge is not assessed against premiums other than the initial premium.

DEDUCTIONS FROM ACCUMULATED VALUE

  The charges described below are deducted from Accumulated Value on the Policy Date, and on each Monthly Payment date thereafter. Each charge will be assessed to the Fixed Account and to each Variable Account in proportion to the Policy's Accumulated Value in that account, unless you specify otherwise in writing.

  Cost of Insurance. A cost of insurance charge is deducted to compensate us for the anticipated cost of paying death benefits under the Policies. We may use any profit derived from this charge for any lawful purpose including the cost of claims processing and investigation.

  The guaranteed maximum cost of insurance charge will be the net amount at risk under the Policy multiplied by the guaranteed maximum cost of insurance rates shown in your Policy. The net amount at risk is the death benefit less the Accumulated Value. For the purpose of this charge, the death benefit is divided by 1.002466 (a discount factor to account for interest deemed to be earned during the month). Guaranteed maximum cost of insurance rates are based on the Age, sex (where permissible), and underwriting classification of the Insured(s). The cost of insurance rates generally increase with the Age of the Insured(s). If your initial premium was 100% of the Guideline Single Premium we may charge less than the guaranteed maximum cost of insurance charge.

  Administrative Charge. We assess an administrative charge of 0.00025 (0.30% annually) of the Accumulated Value in the Variable Accounts and the Fixed Account for administrative expenses. In addition, if the Accumulated Value is less than $50,000 on any Policy Anniversary Date a $40 fee is charged on that Monthly Payment Date.

  The administrative charge is to cover administrative expenses in connection with the Policies, including expenses of underwriting and issuing the Policy, recordkeeping, determining Policy values and benefits, processing death benefit claims, processing withdrawals and transfers, preparing reports to Policy Owners, and overhead costs. We do not expect to profit from this charge.

  Tax Expense Charge. A charge equal to 0.000333333 (0.40% annually) of the Accumulated Value is assessed to pay applicable state and local premium taxes and federal taxes under Section 848 of the Code. This charge is eliminated after 10 Policy Years. The deduction over 10 Policy Years approximates our average expenses for taxes on premiums. Premium taxes vary from state to state, and in some instances, among municipalities. We do not expect to profit from this charge.

  Mortality and Expense Risk Charges. A charge equal to 0.00075 (0.90% annually) of Accumulated Value in the Variable Accounts and the Fixed Account will be assessed to compensate us for mortality and expense risks assumed. After 10 Policy Years, this charge is reduced to 0.000583333% (0.70% annually).

  This charge is made to compensate us for assuming certain mortality and expense risks under the Policies. The mortality risk assumed is that Insureds, as a group, may live for a shorter period of time than estimated and, therefore, the cost of insurance charges specified in the Policy will be insufficient to meet actual claims. The expense risk assumed is that other expenses incurred in issuing and administering the Policies and operating the Separate Account will be greater than the charges assessed for such expenses. We will realize a gain from this charge to the extent it is not needed to provide the mortality benefits and expenses under the Policies, and will realize a loss to the extent the charge is not sufficient. We may use any profit derived from this charge for any lawful purpose, including any distribution expenses not covered by the Surrender Charge.

OTHER CHARGES

  We may charge the Variable Accounts for the federal income taxes incurred by us that are attributable to the Separate Account and its Variable Accounts or to our operations with respect to the Policies. No such charge is currently assessed. See "Charge for Our Income Taxes".

  We will bear the operating expenses of the Separate Account. Each Variable Account available to you purchases shares of the corresponding Portfolio of the underlying Fund. The Fund and each of its Portfolios incur certain charges, including the investment advisory fee, and certain operating expenses. The Fund is governed by its Board of Trustees. The Fund's expenses are not fixed or specified under the terms of the Policy, and they may vary from year to year. The advisory fees and other expenses are more fully described in "Summary of the Policy: Fund Annual Expenses After Expense Limitation" and in the prospectus of the Fund.

GUARANTEE OF CERTAIN CHARGES

  We guarantee that certain charges will not increase, including the guaranteed rates for the cost of insurance, the administrative charge, the tax charge, and the charge for mortality and expense risk.

VARIATIONS IN CHARGES

  We may agree to reduce or waive the Surrender Charge or administrative charges, or other charges, or credit additional amounts under our Policies, in situations where selling and/or maintenance costs associated with the Policies are reduced, such as the sale of several Policies to the same Policyowner(s), sales of large Policies, sales of Policies in connection with a group or sponsored arrangement or mass transactions over multiple Policies.

  In addition, we may agree to reduce or waive some or all of such charges and/or credit additional amounts under our Policies, for those Policies sold to persons who meet criteria established by us, who may include registered representatives and employees of broker/dealers with a current selling agreement with us and immediate family members of such persons ("Eligible Persons"). We will credit additional amounts to Policies owned by Eligible Persons if such Policies are purchased directly through Pacific Mutual Distributors, Inc. Under such circumstances, Eligible Persons will not be afforded the benefit of services of any other broker/dealer nor will commissions be payable to any broker/dealer in connection with such purchases. Eligible Persons must contact us directly with servicing questions, contract changes and other matters relating to their Policies. The amount credited to Policies owned by Eligible Persons will equal the reduction in expenses we enjoy by not incurring brokerage commissions in selling such Policies, with the determination of the expense reduction and of such crediting being made in accordance with our administrative procedures.

  We will only reduce or waive such charges or credit additional amounts on any Policy where expenses associated with the sale of the Policy and/or costs associated with administering and maintaining the Policy are reduced. We reserve the right to terminate waiver, reduced charge and crediting programs at any time, including for issued Policies.

                               OTHER INFORMATION

FEDERAL INCOME TAX CONSIDERATIONS

  The following discussion provides a general description of the federal income tax considerations relating to the Policy. This discussion is based upon our understanding of the present federal income tax laws as they are currently interpreted by the IRS. This discussion is not intended as tax advice. Because of the inherent complexity of such laws and the fact that tax results will vary according to the particular circumstances of the individual involved, tax advice may be needed by a person contemplating the purchase of the Policy. These comments concerning federal income tax consequences are not an exhaustive discussion of all tax questions that might arise under the Policy. Special rules which are not discussed herein may apply in certain situations. Moreover, no representation is made as to the likelihood of continuation of federal income tax or estate or gift tax laws or of the current interpretations by the IRS or the courts. Future legislation may adversely affect the tax treatment of life insurance policies or other tax rules described in this discussion or that relate directly or indirectly to life insurance policies. Finally, these comments do not take into account any state or local income or other tax considerations which may be involved in the purchase or ownership of the Policy.

  While we believe that the Policy meets the statutory definition of life insurance under Section 7702 of the Internal Revenue Code ("IRC") and hence will receive federal income tax treatment consistent with that of traditional fixed life insurance, the area of the tax law relating to the definition of life insurance does not explicitly address all relevant issues (including, for example, the treatment of substandard risk Policies). We reserve the right to make changes to the Policy if changes are deemed appropriate by us to attempt to assure qualification of the Policy as a life insurance contract. If a Policy were determined not to qualify as life insurance, the Policy would not provide the tax advantages normally provided by life insurance. The discussion below summarizes the tax treatment of life insurance contracts.

  The death benefit under a Policy should be excludable from the gross income of the Beneficiary (whether the Beneficiary is a corporation, individual or other entity) under IRC Section 101(a)(1) for purposes of the regular federal income tax and you generally should not be deemed to be in constructive receipt of the cash values, including increments thereof, under your Policy until a full or partial surrender thereof, or lapse of your Policy, or until receipt of deemed distributions (including, in the case of a modified endowment contract, policy loans). PROSPECTIVE OWNERS THAT INTEND TO USE POLICIES TO FUND DEFERRED COMPENSATION ARRANGEMENTS FOR THEIR EMPLOYEES ARE URGED TO CONSULT THEIR TAX ADVISERS WITH RESPECT TO THE TAX CONSEQUENCES OF SUCH ARRANGEMENTS. PROSPECTIVE CORPORATE OWNERS SHOULD CONSULT THEIR TAX ADVISERS ABOUT THE TREATMENT OF LIFE INSURANCE IN THEIR PARTICULAR CIRCUMSTANCES FOR PURPOSES OF THE ALTERNATIVE MINIMUM TAX APPLICABLE TO CORPORATIONS AND THE ENVIRONMENTAL TAX UNDER IRC SECTION 59A. Changing the Policy Owner may also have tax consequences. Exchanging a Policy for another involving the same Insured generally will not result in the recognition of gain or loss according to IRC Section 1035(a). Changing the Insured under a Policy will, however, not be treated as a tax-free exchange under IRC Section 1035, but rather as a taxable exchange.

  Diversification Requirements. To comply with regulations under Section 817(h) of the IRC, each Portfolio of the Fund will be required to diversify its investments. For details on these diversification requirements, see "What is the Federal Income Tax Status of the Fund" in the Fund's prospectus.

  The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In those circumstances, income and gains from the separate account assets would be includable in the variable policy owner's gross income. The Treasury Department also announced, in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor [i.e., the Policy Owner], rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular subaccounts without being treated as owners of the underlying assets." As of the date of this prospectus, no such guidance has been issued.

  The ownership rights under your Policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policy owners were not owners of separate account assets. For example, you have additional flexibility in allocating premium payments and Policy Values. These differences could result in you being treated as the owner of your Policy's pro rata portion of the assets of the Separate Account. In addition, we do not know what standards will be set forth, if any, in the regulations or rulings which the Treasury Department has stated it expects to issue. We therefore reserve the right to modify the Policy, as deemed appropriate by us, to attempt to prevent you from being considered the owner of your Policy's pro rata share of the assets of the Separate Account. Moreover, in the event that regulations are adopted or rulings are issued, there can be no assurance that the Portfolios will be able to operate as currently described in the Prospectus, or that the Fund will not have to change any Portfolio's investment objective or investment policies.

  Modified Endowment Contracts. IRC Section 7702A defines a class of insurance contracts referred to as modified endowment contracts. Under this provision, the Policies will be treated for federal tax purposes in one of two ways. It is expected that most of the Policies will be modified endowment contracts.

  A life insurance contract becomes a "modified endowment contract" if, at any time during the first seven contract years, the sum of actual premiums paid exceeds the sum of the "seven-pay premium." Generally, the "seven-pay premium" is the level annual premium, such that if paid for each of the first seven years, will fully pay for all future death and endowment benefits under a contract. For example, if the "seven-pay premium" were $1,000, the maximum premiums that could be paid during the first seven years to avoid "modified endowment" treatment would be $1,000 in the first year; $2,000 through the first two years; and $3,000 through the first three years, etc.

  Pre-death distributions from modified endowment contracts may give rise to taxable income. Upon full surrender of your Policy, you would recognize ordinary income for federal income tax purposes equal to the amount by which the Net Cash Surrender Value plus Debt exceeds the investment in your Policy (usually the premiums paid plus pre-death distributions that were taxable less any premiums previously recovered that were excludable from gross income). Upon partial withdrawals and Policy loans, you would recognize ordinary income to the extent allocable to income (which includes all previously non-taxed gains) on your Policy. The amount allocated to income is the amount by which the Accumulated Value of your Policy exceeds investment in the Policy immediately before the distribution. Under a tax law provision, if two or more policies which are classified as modified endowment contracts are purchased from any one insurance company, including Pacific Life, during any calendar year, all such policies will be aggregated for purposes of determining the portion of the pre-death distributions allocable to income on the policies and the portion allocable to investment in the policies.

  If you assign or pledge (or agree to assign or pledge) any portion of the value of a modified endowment contract, such amount or portion generally will be treated as a pre-death distribution.

  The portion of pre-death distributions that are treated as taxable income will also be subject to an additional income tax of 10%, except where the distribution (1) occurs on or after the date on which the taxpayer attains age 59 1/2, (2) is attributable to the taxpayer becoming disabled, or (3) occurs as part of a series of substantially equal (annual or more frequent) periodic payments made for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary.

  With respect to Policy loans, it is unclear whether interest paid (or accrued by an accrual basis taxpayer) constitutes interest for federal income tax purposes. CONSULT YOUR TAX ADVISOR. Tax law provisions may limit the deduction of interest payable on loan proceeds that are used to purchase or carry certain life insurance policies.

  Policies That Are Not Modified Endowment Contracts. Policies entered into before June 21, 1988, may not be subject to treatment as modified endowment contracts even though they fail to meet the seven-pay premium test provided that such Policies do not experience a "material change." The definition of "material change" is complex, but, in general, if you do not pay any further premium or institute any changes to the death benefits, there will be no material change. In this connection, an additional premium payment necessary to keep your

Policy in force should not constitute a material change so long as the death benefit under the Policy does not increase. If a Policy that was not a modified endowment contract becomes one, under Treasury Department regulations which may be prescribed, pre-death distributions received in anticipation of a failure of a Policy to meet the seven-pay premium test will be treated as pre-death distributions from a modified endowment contract (and, therefore, will be taxable as described above) even though, at the time of the distribution(s), the Policy was not yet a modified endowment contract. For this purpose, pursuant to the IRC, any distribution made within two years before the Policy is classified as a modified endowment contract shall be treated as being made in anticipation of the Policy's failing to meet the seven-pay premium test.

  Pre-death distributions from Policies that are not modified endowment contracts may also give rise to taxable income. Upon full surrender or maturity of your Policy for its Net Cash Surrender Value, the excess, if any, of the Net Cash Surrender Value plus any outstanding Policy Debt over the cost basis under your Policy will be treated as ordinary income for federal income tax purposes. Your Policy's cost basis will usually equal the premiums paid less any premiums previously recovered in partial withdrawals. Under IRC
Section 7702 , if a partial withdrawal is accompanied by a reduction in benefits under a life insurance contract, special rules apply to determine whether part or all of the cash received is paid out of the income of the contract and is taxable. Cash distributed to you on partial withdrawals occurring more than 15 years after the Policy Date will be taxable as ordinary income to you to the extent that it exceeds the cost basis under your Policy.

  We also believe that loans received under Policies that are not modified endowment contracts will be treated as Debt of the Owner, and that no part of any loan under the Policy will constitute income to you unless your Policy is surrendered or lapses. However, interest on Policy Debt paid (or accrued by an accrual basis taxpayer) may be deductible. Tax law provisions may limit the deduction of interest payable on loan proceeds that are used to purchase or carry certain life insurance policies. Also, new tax law has been proposed in 1998 which contains a provision that could adversely affect the owners of certain "corporate-owned life insurance policies". (As of the date of this Prospectus, this proposal has not been introduced as a bill and may or may not ever become law as currently drafted.) Present law provides that a portion of the interest deductions on indebtedness is reduced if the taxpayer is a direct or indirect beneficiary of certain life insurance, endowment, or annuity contracts (even interest on indebtedness that is completely unrelated to the contract). This rule does not apply under present law if the contract was issued on 20% owners, officers or employees. The proposal would repeal the exception other than for 20% owners for taxable years beginning after the date of enactment. The effect of the proposal would be to increase the after-tax cost of such policies in most cases. If you have questions regarding the proposal, please consult your tax advisor.

  Last Survivor Policies. While we believe that last survivor Policies meet the statutory definition of life insurance under IRC Section 7702 and hence will receive federal income tax treatment consistent with that of traditional fixed life insurance, the area of the tax law relating to the definition of life insurance does not explicitly address all relevant issues relating to last survivor life insurance policies. We reserve the right to make changes to the last survivor Policy if changes are deemed appropriate by us to attempt to assure qualification of the last survivor Policy as a life insurance contract. If a last survivor Policy were determined not to qualify as life insurance, the Policy would not provide the tax advantages normally provided by life insurance, including the excludability of the death benefit from the gross income of the Beneficiary.

  Other. Another provision of the tax law deals with allowable charges for mortality costs and other expenses that are used in making calculations to determine whether a contract qualifies as life insurance for federal income tax purposes. These calculations must be based upon reasonable mortality charges and other charges reasonably expected to be actually paid. The Treasury Department has issued proposed regulations and is expected to promulgate temporary or final regulations governing reasonableness standards for mortality charges. While we believe under IRS pronouncements currently in effect, that the mortality costs and other expenses used in making calculations to determine whether the Policy qualifies as life insurance meet the current requirements, complete assurance cannot be given that the IRS would necessarily agree. It is possible that future regulations will contain standards that would require us to modify our mortality charges used for the purpose of the calculations in order to retain the qualification of the Policy as life insurance for federal income tax purposes, and we reserve the right to make any such modifications.

  Federal estate and gift and state and local estate, inheritance, and other tax consequences of ownership or receipt of Policy proceeds depend on the jurisdiction and the circumstances of each Owner or Beneficiary.

  FOR COMPLETE INFORMATION ON FEDERAL, STATE, LOCAL AND OTHER TAX
CONSIDERATIONS, A QUALIFIED TAX ADVISER SHOULD BE CONSULTED.

  Accelerated Living Benefits. An Accelerated Living Benefit Rider is available in connection with the Policy. Benefits under the Accelerated Living Benefit Rider may be taxable. The IRS has issued proposed regulations and is expected to issue final regulations in the near future under which accelerated living benefits that meet the requirements set forth in the regulations can be received without incurring a federal income tax. The precise requirements which will be incorporated in the final regulations are not known.

  In some cases, there may be a question as to whether a life insurance policy that has an accelerated living benefit rider can meet certain technical aspects of the definition of "life insurance contract" under the IRC. The IRS regulations mentioned above are expected to set forth the requirements under which a policy with an accelerated living benefits rider will be deemed to meet the definitional requirements of a life insurance contract. We reserve the right to (but are not obligated to) modify the Rider to conform with requirements under the final regulations. OWNERS CONSIDERING ADDING AN ACCELERATED LIVING BENEFIT RIDER OR EXERCISING RIGHTS UNDER THE RIDER SHOULD FIRST CONSULT A QUALIFIED TAX ADVISOR.

  WE DO NOT MAKE ANY GUARANTEE REGARDING THE TAX STATUS OF ANY POLICY.

CHARGE FOR OUR INCOME TAXES

  For federal income tax purposes, variable life insurance generally is treated in a manner consistent with traditional fixed life insurance. We will review the question of a charge to the Separate Account or the Policy for our federal income taxes periodically . A charge may be made for any federal income taxes incurred by us that are attributable to the Separate Account or to our operations with respect to the Policy. Charges might become necessary if our tax treatment is ultimately determined to be other than what we currently believe it to be, if there are changes made in the federal income tax treatment of variable life insurance at the insurance company level, or if there is a change in our tax status.

  Under current laws, we may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, we reserve the right to charge the Account for such taxes, if any, attributable to the Account.

VOTING OF FUND SHARES

  In accordance with our view of present applicable law, we will exercise voting rights attributable to the shares of each Portfolio of the Fund held in the Variable Accounts at any regular and special meetings of the shareholders of the Fund on matters requiring shareholder voting under the Investment Company Act of 1940 or by the fund. We will exercise these voting rights based on instructions received from persons having the voting interest in corresponding Variable Accounts of the Separate Account. However, if the Investment Company Act of 1940 or any regulations thereunder should be amended, or if the present interpretation thereof should change, and as a result we determine that it is permitted to vote the shares of the Fund in its own right, we may elect to do so.

  You are the person having the voting interest under a Policy. Unless otherwise required by applicable law, the number of votes as to which you will have the right to instruct will be determined by dividing your Accumulated Value in a Variable Account by the net asset value per share of the corresponding Portfolio of the Fund. Fractional votes will be counted. The number of votes as to which you will have the right to instruct will be determined as of the date coincident with the date established by the Fund for determining shareholders eligible to vote at the meeting of the Fund. If required by the Securities and Exchange Commission, we reserve the right to determine in a different fashion the voting rights attributable to the shares of the Fund based upon instructions received from Policy Owners. Voting instructions may be cast in person or by proxy.

  If there are shares of a Portfolio held by a Variable Account for which we do not receive timely voting instructions, we will vote those shares in the same proportion as the voting instructions for all other shares of that Portfolio held by that Variable Account for which we have received timely voting instructions. If we hold shares of a Portfolio in our General Account, or hold unvoted shares in the Separate Account, and/or if any of our non-insurance subsidiaries holds shares of a Portfolio, such shares will be voted in the same proportion as other votes cast by all of our separate accounts in the aggregate.

DISREGARD OF VOTING INSTRUCTIONS

  We may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that voting rights be exercised so as to cause a change in the subclassification or investment objective of a Portfolio or to approve or disapprove an investment advisory contract. In addition, we may disregard voting instructions of changes initiated by Policy Owners in the investment policy or the investment adviser (or portfolio manager) of a Portfolio, provided that our disapproval of the change is reasonable and is based on a good faith determination that the change would be contrary to state law or otherwise inappropriate, considering the Portfolio's objectives and purpose, and considering the effect the change would have on us. In the event we do disregard voting instructions, a summary of that action and the reasons for such action will be included in the next report to Owners.

CONFIRMATION STATEMENTS AND OTHER REPORTS TO OWNERS

  We will send you confirmations for premium payments and transfers, loans, loan repayments, loan interest transfers, partial withdrawals, a surrender, and on payment of any death benefit proceeds. Confirmation of scheduled transactions under Dollar Cost Averaging, portfolio rebalancing, and monthly deductions will appear on your quarterly statement.

  A statement will be sent quarterly to you setting forth a summary of the transactions which occurred during the quarter, indicating the death benefit, Accumulated Value, Cash Surrender Value, and any Policy Debt. In addition, the statement will indicate the allocation of Accumulated Value among the Investment Options and any other information required by law.

  You will also be sent annual financial statements for the Separate Account and the Fund, the latter of which will include a list of the portfolio securities of the Fund, as required by the Investment Company Act of 1940, and/or such other reports as may be required by federal securities laws.

SUBSTITUTION OF INVESTMENTS

  We reserve the right, subject to compliance with the laws as then in effect, to make additions to, deletions from, or substitutions for the securities that are held by the Separate Account or any Variable Account or that the Separate Account or any Variable Account may purchase. If shares of any or all of the Portfolios of the Fund should no longer be available for investment, or if, in the judgment of our management, further investment in shares of any or all Portfolios of the Fund should become inappropriate in view of the purposes of the Policies, we may substitute shares of another Portfolio of the Fund or of a different fund for shares already purchased, or to be purchased in the future, under the Policies.

  Where required, we will not substitute any shares attributable to your interest in a Variable Account or the Separate Account without notice, your approval, or prior approval of the SEC and without following the filing or other procedures established by applicable state insurance regulators.

  We also reserve the right to establish additional Variable Accounts which may include additional subaccounts of the Separate Account to serve as investment options under the Policies which may be managed separate accounts or may invest in a new Portfolio of the Fund, or in shares of another investment company, a portfolio thereof, or suitable investment vehicle with a specified investment objective. New Variable Accounts may be established when, at our sole discretion, marketing needs or investment conditions warrant, and any new Variable Accounts will be made available to existing Policy Owners on a basis to be determined by us. We may also eliminate one or more Variable Accounts if, in our sole discretion, marketing, tax, or investment conditions so warrant. We may also terminate and liquidate any Variable Account.

  In the event of any such substitution or change, we may, by appropriate endorsement, make such changes in this and other policies as may be necessary or appropriate to reflect such substitution or change. If deemed by us to be in the best interests of persons having voting rights under the Policies, the Separate Account may be operated as a management investment company under the Investment Company Act of 1940 or any other form permitted by law; it may be deregistered under that Act in the event such registration is no longer required, or it may be combined with other separate accounts of ours or an affiliate of ours. Subject to compliance with applicable law, we also may combine one or more Variable Accounts and may establish a committee, board, or other group to manage one or more aspects of the operation of the Separate Account.

REPLACEMENT OF LIFE INSURANCE OR ANNUITIES

  The term "replacement" has a special meaning in the life insurance industry and is described more fully below. Before you make your purchase decision, Pacific Life wants you to understand how a replacement may impact your existing plan of insurance.

  A policy "replacement" occurs when a new policy or contract is purchased and, in connection with the sale, an existing policy or contract is surrendered, lapsed, forfeited, assigned to the replacing insurer, otherwise terminated, or used in a financed purchase. A "financed purchase" occurs when the purchase of a new life insurance policy or annuity contract involves the use of funds obtained from the values of an existing life insurance policy or annuity contract through withdrawal, surrender or loan.

  There are circumstances in which replacing your existing life insurance policy or annuity contract can benefit you. As a general rule, however, replacement is not in your best interest. Accordingly, you should make a careful comparison of the costs and benefits of your existing policy or contract and the proposed policy or contract to determine whether replacement is in your best interest.

CHANGES TO COMPLY WITH LAW

  We reserve the right to make any changes without your consent to the provisions of the Policy to comply with, or give you the benefit of, any federal or state statute, rule, or regulation, including but not limited to, requirements for life insurance contracts and modified endowment contracts under the IRC, under regulations of the United States Treasury Department or any state.

                            PERFORMANCE INFORMATION

  Performance information for the Variable Accounts or the Fund may appear in advertisements, sales literature, or reports to Policy Owners or prospective purchasers. Performance information in advertisements or sales literature may be expressed in any fashion permitted under applicable law, which may include presentation of a change in a Policy Owner's Accumulated Value attributable to the performance of one or more Variable Accounts, or as a change in a Policy Owner's death benefit. Performance quotations may be expressed as a change in a Policy Owner's Accumulated Value over time or in terms of the average annual compounded rate of return on the Policy Owner's Accumulated Value, based upon a hypothetical Policy in which premiums have been allocated to a particular Variable Account over certain periods of time that will include one year or from the commencement of operation of the Variable Account. If a Portfolio has been in existence for a longer period of time than its corresponding Variable Account, we may also present hypothetical returns that the Variable Account would have achieved had it invested in its corresponding Portfolio for periods through the commencement of operation of the Portfolio. For the period that a particular Variable Account has been in existence, the performance will be actual performance and not hypothetical in nature. Any such quotation may reflect the deduction of all applicable charges to the Policy including premium load, the cost of insurance, the administrative charge, and the mortality and expense risk charge. The cost of insurance charge varies according to the Insured (or joint Insureds if a last survivor Policy), and therefore the cost of insurance charge reflected in performance for the hypothetical Policy is based on the hypothetical Insured (or joint Insureds) assumed. The quotation may also reflect the deduction of the surrender charge, if applicable, by assuming a surrender at the end of the particular period, although other quotations may simultaneously be given that do no assume a surrender and do not take into account deduction of the surrender charge or other charges.

  Performance information for a Variable Account may be compared, in advertisements, sales literature, and reports to Policy Owners to: (i) other variable life separate accounts, mutual funds, or investment products tracked by research firms, ratings services, companies, publications, or persons who rank separate accounts or investment products on overall performance or other criteria; and (ii) the Consumer Price Index (measure for inflation) to assess the real rate of return from the purchase of a Policy. Reports and promotional literature may also contain our rating or a rating of our claim-paying ability as determined by firms that analyze and rate insurance companies and by nationally recognized statistical rating organizations.

  Performance information for any Variable Account reflects only the performance of a hypothetical Policy whose Accumulated Value is allocated to the Variable Account during a particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the Portfolio of the Fund in which the Variable Account invests, and the market conditions during the given period of time, and should not be considered as a representation of what may be achieved in the future.

                               THE FIXED ACCOUNT

  You may allocate all or a portion of your premium payments and transfer Accumulated Value to our Fixed Account. Amounts allocated to the Fixed Account become part of our General Account, which supports insurance and annuity obligations. Because of exemptive and exclusionary provisions, interests in the Fixed Account have not been registered under the Securities Act of 1933, and the Fixed Account has not been registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the Fixed Account nor any interest therein is generally subject to the provisions of these Acts and, as a result, the staff of the SEC has not reviewed the disclosure in this prospectus relating to the Fixed Account. Disclosures regarding the Fixed Account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in the prospectus. For more details regarding the Fixed Account, see the Policy itself.

GENERAL DESCRIPTION

  Amounts allocated to the Fixed Account become part of our General Account, which consists of all assets owned by us other than those in the Separate Account and other separate accounts of ours. Subject to applicable law, we have sole discretion over the investment of the assets of our General Account.

  You may elect to allocate premium payments to the Fixed Account, the Variable Account, or both. You may also transfer Accumulated Value from the Variable Accounts to the Fixed Account, or from the Fixed Account to the Variable Accounts, subject to the limitations described below. We guarantee that the Accumulated Value in the Fixed Account will be credited with interest at a rate of 0.24663% per month, compounded monthly, for an effective annual rate of 3%. Such interest will be paid regardless of the actual investment experience for the Fixed Account. In addition, we may in our sole discretion pay current interest in excess of the 3% guarantee. The initial rate of interest, or 6% if less, will be guaranteed until the first Policy Anniversary. Current interest rates will be effected thereafter on each Policy Anniversary. Once declared for a Policy on a Policy's Anniversary, the current rates are guaranteed for one year until the next Policy Anniversary. The portion of your Accumulated Value in the Loan Account that is used to secure Policy Debt will be credited with interest at a rate of 0.36748% per month, compounded monthly, for an effective annual rate of 4.5%.

  We bear the full investment risk for the Accumulated Value allocated to the Fixed Account.

  The death benefit under the Policy will be determined in the same fashion for an Owner who has Accumulated Value in the Fixed Account as for an Owner who has Accumulated Value in the Variable Accounts.

  The Surrender Charge and the Policy charges, cost of insurance, administrative, tax, and mortality and expense risk, will be the same whether you transfer Accumulated Value to the Fixed Account or to the Variable Accounts. The administrative charges and mortality and expense risk charges will not be assessed against the Loan Account, and any amounts that we pay for income taxes allocable to the Variable Accounts will not be charged against the Fixed Account. In addition, the investment advisory fees and operating expenses paid by the Fund will not be paid directly or indirectly by you to the extent the Accumulated Value is allocated to the Fixed Account; however, to such extent, you will not participate in the investment experience of the Variable Accounts.

TRANSFERS, SURRENDERS, WITHDRAWALS, AND POLICY LOANS

  Amounts may be transferred from the Variable Accounts to the Fixed Account and from the Fixed Account to the Variable Accounts, subject to the following limitations. No transfer may be made if the Policy is in the grace period and the required premium has not been paid. You may not make more than one transfer from the Fixed Account to the Variable Accounts in any twelve month period. Further, you may not transfer more than the greater of 25% of your Accumulated Value in the Fixed Account or $5,000 in any year. Currently there is no charge imposed upon transfers; however, we reserve the right to assess such a charge in the future and to impose other limitations on the number of transfers, the amount of transfers, and the amount remaining in the Fixed Account or Variable Accounts after a transfer. Transfers from the Variable Accounts to the Fixed Account may only be made in the Policy Month preceding a Policy Anniversary, except that you may make such a transfer at any time during the first 18 Policy Months.

  You may also make full surrenders and partial withdrawals from the Fixed Account to the same extent as an Owner who has invested in the Variable Accounts. See "Surrender"and "Partial Withdrawals". In addition, to the same extent as Policy Owners with Accumulated Value in the Variable Accounts, you may obtain a Policy Loan and borrow up to 100% of your Accumulated Value in the Fixed Account (50% in the first Policy Year) less Policy Debt. See "Policy Loans". Transfers, surrenders, and withdrawals payable from the Fixed Account, and the payment of Policy loans allocated to the Fixed Account may be delayed for up to six months.

                             MORE ABOUT THE POLICY

OWNERSHIP

  The Policy Owner is the individual named as such in the application or in any later change shown in our records. While the Insured is living, the Policy Owner alone has the right to receive all benefits and exercise all rights that the Policy grants or we allow.

  Joint Owners. If more than one person is named as Policy Owner, they are joint Owners. Any Policy transaction requires the signature of all persons named jointly. Unless otherwise provided, if a joint Owner dies, ownership passes to the surviving joint Owner(s). When the last joint Owner dies, ownership passes through that person's estate, unless otherwise provided.

BENEFICIARY

  The Beneficiary is the individual named as such in the application or any later change shown in our records. You may change the Beneficiary at any time during the life of the Insured (or either Insured, if this is a last survivor Policy) by written request on forms provided by us, which must be received by us at our Home Office. The change will be effective as of the date this form is signed. Contingent and/or concurrent Beneficiaries may be designated. You may designate a permanent Beneficiary, whose rights under the Policy cannot be changed without his or her consent. Unless otherwise provided, if no designated Beneficiary is living upon the death of the Insured (or Survivor, if this is a last survivor Policy), you are the Beneficiary, if living; otherwise your estate is the Beneficiary.

  We will pay the death benefit proceeds to the Beneficiary. Unless otherwise provided, in order to receive proceeds at the Insured's (or Survivor's, if this is a last survivor Policy) death, the Beneficiary must be living at the time of the Insured's (or Survivor's) death.

THE CONTRACT

  The Policy is a contract between you and us. The entire contract consists of the Policy, a copy of the initial application, all subsequent applications to change the Policy, any endorsements, any Riders and Benefits and all additional Policy information sections (specification pages) added to the Policy.

PAYMENTS

  We ordinarily will pay death benefit proceeds, Net Cash Surrender Value on surrender, partial withdrawals, and loan proceeds based on allocations made to the Variable Accounts, and will effect a transfer between Variable Accounts or from a Variable Account to the Fixed Account within seven days after we receive all the information needed to process a payment or transfer or, if sooner, other period required by law.

  However, we can postpone the calculation or payment of such a payment or transfer of amounts based on investment performance of the Variable Accounts if:

  . The New York Stock Exchange is closed on other than customary weekend and holiday closing or trading on the New York Stock Exchange is restricted as determined by the SEC; or

  . An emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of a Variable Account's net assets; or

  .  The SEC by order permits postponement for the protection of Policy
     Owners.

ASSIGNMENT

  You may assign a Policy as collateral security for a loan or other obligation. No assignment will bind us unless the original, or a copy, is received and recorded by our Home Office. An assignment does not change the ownership of the Policy. However, after an assignment, the rights of any Owner or Beneficiary will be subject to the assignment. The entire Policy, including any attached payment option or Rider, Benefit, and Endorsement, will be subject to the assignment. We will rely solely on the assignee's statement as to the amount of the assignee's interest. We will not be responsible for the validity of any assignment. Unless otherwise provided, the assignee may exercise all rights this Policy grants except (a) the right to change the Owner or Beneficiary; and (b) the right to elect a payment option. Assignment of a Policy that is a modified endowment contract may generate taxable income. See "Federal Income Tax Considerations".

ERRORS ON THE APPLICATION

  If the Age of an Insured has been misstated, the death benefit under this Policy will be the greater of that which would be purchased by the original initial premium, using the Guideline Single Premium at issue for the correct Age and the original elected percent of the Guideline Single Premium, or the death benefit derived by multiplying Accumulated Value by the specified percentage for the correct Age.

INCONTESTABILITY

  We may contest the validity of this Policy if any material misstatements are made in the application. However, your Policy will be incontestable after the expiration of the following: the initial Face Amount cannot be contested with respect to an Insured after the Policy has been in force during that Insured's lifetime for two years from the Policy Date; and reinstatement cannot be contested after it has been in force during an Insured's lifetime for two years from the date of reinstatement.

PAYMENT IN CASE OF SUICIDE

  If the Insured (or either Insured, if this is a last survivor Policy) dies by suicide, while sane or insane, within two years from the Policy Date, we will limit the death benefit proceeds to the premium payments less any Policy Debt and less the amount of any partial withdrawals.

DIVIDENDS

  The current dividend scale is zero and we do not anticipate that dividends will be paid. Any dividends that do become payable will be paid in cash.

POLICY ILLUSTRATIONS

  Upon request, we will send you an illustration of estimated future benefits under your Policy based on both guaranteed and current cost factor assumptions. However, we reserve the right to charge a $25 fee for requests for illustrations in excess of one per Policy Year.

PAYMENT PLAN

  Surrender or withdrawal benefits may be used to purchase a payment plan providing monthly income for the lifetime of the Insured, and death benefit proceeds may be used to purchase a payment plan providing monthly income for the lifetime of the Beneficiary. The monthly payments consisting of proceeds plus interest will be paid in equal installments for at least ten years. The purchase rates for the payment plan are guaranteed not to exceed those shown in the Policy, but current rates that are lower (i.e., providing greater income) may be established by us from time to time. This benefit is not available if the income would be less than $100 a month. Surrender, withdrawal, or death benefit proceeds may be used to purchase any other Payment Plan that we make available at that time.

OPTIONAL INSURANCE BENEFITS AND OTHER POLICIES

  Subject to certain requirements, you may elect to add an Accelerated Living Benefit Rider at any time while this Policy is in force. This Rider provides Policy Owner access to a portion of the Policy's proceeds if the Insured (or the Survivor Insured in the case of a last survivor Policy) has been diagnosed with a terminal illness resulting in a life expectancy of six months or less (or such other period that may be required by state insurance authorities). We offer other variable life insurance policies that provide insurance protection on the lives of two insureds or on the life of a single insured, whose loads and charges may vary. An insurance agent authorized to sell the Policy can describe other policies further.

LIFE INSURANCE RETIREMENT PLANS

  Any Policy Owners or applicants who wish to consider using the Policy as a funding vehicle for (non-qualified) retirement purposes may obtain additional information from us. An Owner could pay premiums under a Policy for a number of years, and upon retirement could utilize a Policy's loan and partial withdrawal features to access Accumulated Value as a source of retirement income for a period of time. This use of a Policy does not alter an Owner's rights or our obligations under a Policy; the Policy would remain a life insurance contract that, so long as it remains in force, provides for a death benefit payable when the Survivor dies.

  Ledger illustrations are available upon request that portray how the Policy can be used as a funding mechanism for (non-qualified) retirement plans, referred to herein as "life insurance retirement plans," for individuals. Ledger illustrations provided upon request show the effect on Accumulated Value, Net Cash Surrender Value, and the net death benefit of premiums paid under a Policy and Partial Withdrawals and loans taken for retirement income; or reflecting allocation of premiums to specified Variable Accounts. This information will be portrayed at hypothetical rates of return that are requested. Charts and graphs presenting the results of the ledger comparisons or a comparison of retirement strategies will also be furnished upon request. Any graphic presentations and retirement strategy charts must be accompanied by a corresponding ledger illustration; ledger illustrations must always include or be accompanied by comparable information that is based on guaranteed cost of insurance rates and that presents a hypothetical gross rate of return of 0%. Retirement illustrations will not be furnished with a hypothetical gross rate of return in excess of 12%.

  The hypothetical rates of return in ledger illustrations are illustrative only and should not be interpreted as a representation of past or future investment results. Policy values and benefits shown in the ledger illustrations would be different if the gross annual investment rates of return were different from the hypothetical rates portrayed, if premiums were not paid when due, and loan interest was paid when due. Withdrawals or loans may have an adverse effect on Policy benefits.

RISKS OF LIFE INSURANCE RETIREMENT PLANS

  Using the Policy as a funding vehicle for retirement income purposes presents several risks, including the risk that if the Policy is insufficiently funded in relation to the income stream from the Policy, the Policy can lapse prematurely and result in significant income tax liability to the Owner in the year in which the lapse occurs. Other risks associated with borrowing from the Policy also apply. Loans will be automatically repaid from the gross death benefit at the death of the Survivor, resulting in the estimated payment to the Beneficiary of the net death benefit, which will be less than the gross death benefit and may be less than the Face Amount. Upon surrender, the loan will be automatically repaid, resulting in the payment to you of the Net Cash Surrender Value. Similarly, upon lapse, the loan will be automatically repaid. The automatic repayment of the loan upon lapse or surrender will cause the recognition of taxable income to the extent that Net Cash Surrender Value plus the amount of the repaid loan exceeds your basis in the Policy. Thus, under certain circumstances, surrender or lapse of the Policy could result in tax liability to you. In addition, to reinstate a lapsed Policy, you would be required to make certain payments as described under "Reinstatement". Thus, you should be careful to fashion a life insurance plan so that the Policy will not lapse prematurely under various market scenarios as a result of withdrawals and loans taken from your Policy.

  The Policy will lapse if your Net Cash Surrender Value less Policy Debt is insufficient to cover the current monthly deduction on any Monthly Payment Date, and a grace period expires without your making a sufficient payment. To avoid lapse of your Policy, it is important to fashion a payment stream that does not leave your Policy with insufficient Accumulated Value. Determinations as to the amount to withdraw or borrow each year warrant careful consideration. Careful consideration should also be given to any assumptions respecting the hypothetical rate of return, to the duration of withdrawals and loans, and to the amount of Accumulated Value that should remain in your Policy upon its maturity. Poor investment performance can contribute to the risk that your Policy may lapse. In addition, the cost of insurance generally increases with the Age of the Insured, which can further erode existing Accumulated Value and contribute to the risk of lapse.

  Further, interest on a Policy loan is due to us for any Policy Year on the Policy Anniversary. If this interest is not paid when due, it is added to the amount of the outstanding Policy Debt, and interest will begin accruing thereon from that date. This can have a compounding effect, and to the extent that the outstanding loan balance exceeds your basis in the Policy, the amounts attributable to interest due on the loans can add to your federal (and possibly state) income tax liability.

  You should consult with your attorney and financial advisers in designing a life insurance retirement plan that is suitable. Further, you should continue to monitor the Accumulated Value net of loans remaining in a Policy to assure that the Policy is sufficiently funded to continue to support the desired income stream and so that it will not lapse. In this regard, you should consult your periodic statements to determine the amount of their remaining Accumulated Value minus the outstanding loan balance. Illustrations showing the effect of charges under the Policy upon existing Accumulated Value or the effect of future withdrawals or loans upon the Policy's Accumulated Value and death benefit are available from your agent. Consideration should be given periodically to whether the Policy is sufficiently funded so that it will not lapse prematurely.

  Because of the potential risks associated with borrowing from a Policy, use of the Policy in connection with a life insurance retirement plan may not be suitable for all Policy Owners. These risks should be carefully considered before borrowing from the Policy to provide an income stream.

DISTRIBUTION OF THE POLICY

  PMD is principal underwriter (distributor) of the Policies. PMD is registered as a broker-dealer with the SEC and is a member of the National Association of Securities Dealers ("NASD"). We pay PMD for acting as principal underwriter under a Distribution Agreement. PMD is a wholly-owned subsidiary of ours. PMD's principal business address is 700 Newport Center Drive, Newport Beach, California 92660.

  We and PMD have sales agreements with various broker-dealers under which the Policy will be sold by registered representatives of the broker-dealers. The registered representatives are required to be authorized under applicable state regulations to sell variable life insurance. The broker-dealers are required to be registered with the SEC. We pay compensation directly to broker-dealers for promotion and sales of the Policy. The compensation payable to a broker-dealer by Pacific Life and PMD for sales of the product may vary with the Sales Agreement, but is not expected to exceed 6.75% of the initial premium payment. Broker-dealers may also receive an annual renewal compensation of approximately 0.25% of Accumulated Value less Policy Debt. In addition, we may also pay override payments, expense allowances, bonuses, wholesaler fees and training allowances. Registered representatives earn commissions from the broker-dealers with whom they are affiliated for selling our Policies. Compensation arrangements vary among broker-dealers. In addition, registered representatives who meet specified production levels may qualify, under sales incentive programs adopted by us, to receive non-cash compensation such as expense-paid trips, expense-paid educational seminars and merchandise and may elect to receive compensation on a deferred basis. We make no separate deductions, other than as previously described, from premiums to pay sales commissions or sales expenses.

                            MORE ABOUT PACIFIC LIFE

MANAGEMENT

  Our directors and officers are listed below together with information as to their principal occupations during the past five years and certain other current affiliations. Unless otherwise indicated, the business address of each director and officer is c/o Pacific Life Insurance Company, 700 Newport Center Drive, Newport Beach, California 92660.

       NAME AND POSITION        PRINCIPAL OCCUPATION DURING THE LAST FIVE YEARS
       -----------------        -----------------------------------------------
Thomas C. Sutton          Director, Chairman of the Board and Chief Executive Officer
Director, Chairman of      of Pacific Life; Director, Chairman of the Board and Chief
the Board and              Executive Officer of Pacific LifeCorp, August 1997 to
Chief Executive Officer    present; Director, Chairman of the Board and Chief
                           Executive Officer of Pacific Mutual Holding Company, August
                           1997 to present; Former Equity Board Member of PIMCO
                           Advisors L.P.; Former Director of Pacific Corinthian Life
                           Insurance Company; Director of: Newhall Land & Farming; The
                           Irvine Company; The Edison Company; PM Group Life Insurance
                           Company; and similar positions with other affiliated
                           companies of Pacific Life.

Glenn S. Schafer          Director (since November 1994) and President (since January
Director and President     1995) of Pacific Life; Executive Vice President and Chief
                           Financial Officer of Pacific Life, April 1991 to January
                           1995; Director and President of Pacific LifeCorp, August
                           1997 to present; Director and President of Pacific Mutual
                           Holding Company, August 1997 to present; Former Equity
                           Board Member of PIMCO Advisors L.P.; Former Director of
                           Pacific Corinthian Life Insurance Company; Director of PM
                           Group Life Insurance Company; and similar positions with
                           other affiliated companies of Pacific Life.

Khanh T. Tran             Director (since August 1997), Senior Vice President and
Director, Senior Vice      Chief Financial Officer of Pacific Life, June 1996 to
President and Chief        present; Vice President and Treasurer of Pacific Life,
Financial Officer          November 1991 to June 1996; Senior Vice President and Chief
                           Financial Officer of Pacific LifeCorp, August 1997 to
                           present; Senior Vice President and Chief Financial Officer of Pacific Mutual Holding Company, August 1997 to present;
                           Chief Financial Officer and Treasurer to other affiliated
                           companies of Pacific Life.

David R. Carmichael       Director (since August 1997), Senior Vice President and
Director, Senior Vice      General Counsel of Pacific Life; Senior Vice President and
President and General      General Counsel of Pacific LifeCorp, August 1997 to
Counsel                    present; Senior Vice President and General Counsel of
                           Pacific Mutual Holding Company, August 1997 to present;
                           Director of: PM Group Life Insurance Company; Association
                           of California Health and Life Insurance Companies and
                           Association of Life Insurance Counsel.

Audrey L. Milfs           Director (since August 1997), Vice President and Corporate
Director, Vice President   Secretary of Pacific Life; Vice President and Secretary of
and Corporate Secretary    Pacific LifeCorp, August 1997 to present; Vice President
                           and Secretary of Pacific Mutual Holding Company, August
                           1997 to present; similar positions with other affiliated
                           companies of Pacific Life.

       NAME AND POSITION        PRINCIPAL OCCUPATION DURING THE LAST FIVE YEARS
       -----------------        -----------------------------------------------
Richard M. Ferry          Director of Pacific Life; Director of Pacific LifeCorp,
Director                   August 1997 to present; Director of Pacific Mutual Holding
                           Company, August 1997 to present; Director and Chairman of
                           Korn/Ferry International; Director of: Avery Dennison
                           Corporation; Broco, Inc.; ConAm Management; First Business
                           Bank; Mullin Consulting, Inc.; Northwestern Restaurants,
                           Inc.; Dole Food Co.; Mrs. Fields' Original Cookies; Rainier
                           Bells, Inc. Address: 1800 Century Park East, Suite 900,
                           Los Angeles, California 90067.

Donald E. Guinn           Director of Pacific Life; Director of Pacific LifeCorp,
Director                   August 1997 to present; Director of Pacific Mutual Holding
                           Company, August 1997 to present; Chairman Emeritus and
                           Director of Pacific Telesis Group; Director of: The Dial
                           Corp.; Bank of America NT&SA; BankAmerica Corporation.
                           Address: Pacific Telesis Center, 130 Kearny Street,
                           Room 3704, San Francisco, California 94108-4818.

Ignacio E. Lozano, Jr.    Director of Pacific Life; Director of Pacific LifeCorp,
Director                   August 1997 to present; Director of Pacific Mutual Holding
                           Company, August 1997 to present; Director, Chairman and
                           Former Editor-In-Chief of La Opinion; Former Director of:
                           BankAmerica Corporation; Bank of America NT&SA; Director
                           of: The Walt Disney Company; Pacific Enterprises; Southern
                           California Gas Company; Lozano Communications, Inc.
                           Address: 411 West Fifth Street, 12th Floor, Los Angeles,
                           California 90013.

Charles D. Miller         Director of Pacific Life; Director of Pacific LifeCorp,
Director                   August 1997 to present; Director of Pacific Mutual Holding
                           Company, August 1997 to present; Director, Chairman and
                           Chief Executive Officer of Avery Dennison Corporation;
                           Former Director of Great Western Financial Corporation;
                           Director of: Korn/Ferry International; Nationwide Health
                           Properties, Inc.; Edison International. Address: 150 North
                           Orange Grove Boulevard, Pasadena, California 91109.

Donn B. Miller            Director of Pacific Life; Director of Pacific LifeCorp,
Director                   August 1997 to present; Director of Pacific Mutual Holding
                           Company, August 1997 to present; Director, President and
                           Chief Executive Officer of Pearson-Sibert Oil Co. of Texas;
                           Director of: The Irvine Company; Automobile Club of
                           Southern California; St. John's Hospital & Health Care
                           Foundation. Address: 136 El Camino, Suite 216, Beverly
                           Hills, California 90212.

Richard M. Rosenberg      Director of Pacific Life (since October 1997 and previously
Director                   from November 1995 to August 1997); Director of Pacific
                           LifeCorp, August 1997 to present; Director of Pacific
                           Mutual Holding Company, October 1997 to present; Chairman
                           and Chief Executive Officer (Retired) of BankAmerica
                           Corporation; Director of: BankAmerica Corporation; Airborne
                           Express Corporation; Northrop Grumman Corporation; Potlatch
                           Corporation; SBC Communications; Chronicle Publishing;
                           Pollo Rey/Unamas; Former Director of K-2 Incorporated.
                           Address: 555 California Street, 11th Floor, Unit 3001B, San
                           Francisco, California 94104.

James R. Ukropina         Director of Pacific Life; Director of Pacific LifeCorp,
Director                   August 1997 to present; Director of Pacific Mutual Holding
                           Company, August 1997 to present; Partner with the law firm of O'Melveny & Meyers; Director of Lockheed Martin
                           Corporation; Trustee of Stanford University. Address: 400
                           South Hope Street, 16th Floor, Los Angeles, California
                           90071-2899.

Raymond L. Watson         Director of Pacific Life; Director of Pacific LifeCorp,
Director                   August 1997 to present; Director of Pacific Mutual Holding
                           Company, August 1997 to present; Vice Chairman and Director of The Irvine Company; Director of: The Walt Disney
                           Company; The Mitchell Energy and Development Company; The
                           Irvine Apartment Communities; and The Tejon Ranch. Address:
                           550 Newport Center Drive, 9th Floor, Newport Beach,
                           California 92660.

Lynn C. Miller            Executive Vice President, Individual Insurance, of Pacific
Executive Vice President   Life, January 1995 to present; Senior Vice President,
                           Individual Insurance, of Pacific Life, 1989 to 1995.

Edward Byrd               Vice President and Controller of Pacific Life; Vice
Vice President and         President and Controller of Pacific LifeCorp, August 1997
Controller                 to present; Vice President and Controller of Pacific Mutual
                           Holding Company, August 1997 to present; and similar
                           positions with other affiliated companies of Pacific Life.

  No officer or director listed above receives any compensation from the Separate Account. No separately allocable compensation has been paid by us or any of our affiliates to any person listed for services rendered to the Separate Account.

STATE REGULATION

  We are subject to the laws of the state of California governing insurance companies and to regulation by the Commissioner of Insurance of California. In addition, we are subject to the insurance laws and regulations of the other states and jurisdictions in which we are licensed or may become licensed to operate. An annual statement in a prescribed form must be filed with the Commissioner of Insurance of California and with regulatory authorities of other states on or before March 1st in each year. This statement covers our operations for the preceding year and our financial condition as of December 31st of that year. Our affairs are subject to review and examination at any time by the Commissioner of Insurance or his agents, and subject to full examination of our operations at periodic intervals.

TELEPHONE TRANSFER AND LOAN PRIVILEGES

  You may request a transfer of Accumulated Value or a Policy Loan by telephone if a properly completed Authorization for Telephone Requests ("Telephone Authorization") has been filed at our Home Office. All or part of any telephone conversation with respect to transfer or loan instructions may be recorded by us. Telephone instructions received by us by 1:00 P.M. Pacific time on any Valuation Date will be effected as of the end of that Valuation Date in accordance with your instructions (presuming that the Free-Look Period has expired). We reserve the right to deny any telephone transfer or loan request. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations), you might not be able to request transfers and loans by telephone and would have to submit written requests.

  We have established procedures to confirm that instructions communicated by telephone are genuine. Under the procedures, any person requesting a transfer by telephone must provide certain personal identification as requested by us, and we will send a written confirmation of all transfers requested by telephone within 7 days of the transfer. Upon your submission of a Telephone Authorization, you authorize us to accept and act upon telephonic instructions for transfers or loans involving your Policy, and agree that neither we, any of our affiliates, Pacific Select Fund, nor any of our or their directors, trustees, officers, employees or agents, will be liable for any loss, damages, cost, or expense (including attorneys fees) arising out of any requests effected in accordance with the Telephone Authorization and believed by us to be genuine, provided that we have complied with our procedures. As a result of this policy on telephonic requests, you will bear the risk of loss arising from the telephone transfer and loan privileges.

LEGAL PROCEEDINGS

  There are no legal proceedings pending to which the Separate Account is a party, or which would materially affect the Separate Account.

LEGAL MATTERS

  Legal matters in connection with the issue and sale of the Policies described in this Prospectus and our organization, our authority to issue the Policies under California law, and the validity of the forms of the Policies under California law have been passed on by our General Counsel.

  Legal matters relating to the federal securities and federal income tax laws have been passed upon by Dechert Price & Rhoads.

REGISTRATION STATEMENT

  A registration statement under the Securities Act of 1933 has been filed with the SEC relating to the offering described in this prospectus. This prospectus does not include all of the information set forth in the registration statement, as portions have been omitted pursuant to the rules and regulations of the SEC. The omitted information may be obtained at the SEC's principal office in Washington, D.C., upon payment of the SEC's prescribed fees.

PREPARATION FOR THE YEAR 2000



  We rely significantly on computer systems and applications in our daily operations. In 1995, we began the process of identifying, evaluating and implementing changes to computer programs necessary to address the year 2000 issue. This issue involves the ability of computer systems to properly recognize the year 2000. The inability to do so could result in major failures or miscalculations.

  We have a coordinated plan to remediate, or replace if necessary, any non-compliant systems and to obtain assurances of the ability to be year 2000 compliant by our service providers, vendors and those with significant relationships with us. Our plan is directed and overseen by an experienced Vice President dedicated to year 2000 compliance. We completed the identification of all critical systems and are in the process of remediating systems. In addition, we have retained two internationally recognized consultants to assist in reviewing and remediating our systems and interfaces with third parties. Our plan calls for all remediation to be completed by the fourth quarter of 1998 and testing to commence as remediation is completed and throughout 1999. Some testing has already begun.


  Remediation expenses to make our systems year 2000 compliant are currently estimated to range from $15 to $20 million, which excludes the cost of our personnel who support year 2000 compliance efforts. We do not anticipate any other material future costs associated with the year 2000 compliance efforts. We do not anticipate any other material future costs associated with the year 2000 compliance project, although there can be no assurance. We currently expect to be year 2000 compliant; however, there can be no assurances that we will succeed. In the event we or our significant service providers, vendors, financial institutions or others with which we conduct business, fail to be year 2000 compliant, there would be a materially adverse effect on us.

INDEPENDENT AUDITORS

  The audited consolidated financial statements for Pacific Life as of December 31, 1997 and 1996 and for the three years ended December 31, 1997 and the audited financial statements for Pacific Select Exec Separate Account as of December 31, 1997 and for the two years ended December 31, 1997 included in this prospectus have been audited by Deloitte & Touche LLP, independent auditors, as indicated in their reports appearing herein, and have been so included in reliance upon their authority as experts in accounting and auditing.

FINANCIAL STATEMENTS

  The audited financial statements of Pacific Select Exec Separate Account as of December 31, 1997 and for the two years then ended are set forth herein, starting on page 39. The audited consolidated financial statements of Pacific Life as of December 31, 1997 and 1996 and for the three years ended December 31, 1997 are set forth herein starting on page 51.

  The financial statements of Pacific Life should be distinguished from the financial statements of the Pacific Select Exec Separate Account and should be considered only as bearing upon our ability to meet our obligations under the Policies.

                         INDEPENDENT AUDITORS' REPORT


The Board of Directors
Pacific Life Insurance Company

 We have audited the accompanying statement of assets and liabilities of the Pacific Select Exec Separate Account (comprised of the Money Market, High Yield Bond, Managed Bond, Government Securities, Growth, Aggressive Equity, Growth LT, Equity Income, Multi-Strategy, Equity, Bond and Income, Equity Index, International, Emerging Markets, Variable Account I, Variable Account II, Variable Account III, and Variable Account IV Variable Accounts) as of December 31, 1997 and the related statement of operations for the year then ended (as to the Equity Variable Account and the Bond and Income Variable Account, for the period from commencement of operations through December 31,
1997) and statement of changes in net assets for each of the two years in the period then ended (as to the Aggressive Equity Variable Account, the Emerging Markets Variable Account, Variable Accounts I, II, III and IV, for the year ended December 31, 1997 and for the period from commencement of operations through December 31, 1996). These financial statements are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

 We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

 In our opinion, such financial statements present fairly, in all material respects, the financial position of each of the respective Variable Accounts constituting the Pacific Select Exec Separate Account as of December 31, 1997 and the results of their operations for the year then ended (as to the Equity Variable Account and the Bond and Income Variable Account, for the period from commencement of operations through December 31, 1997) and the changes in their net assets for each of the two years in the period then ended (as to the Aggressive Equity Variable Account, the Emerging Markets Variable Account, Variable Accounts I, II, III and IV, for the year ended December 31, 1997 and for the period from commencement of operations through December 31, 1996), in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Costa Mesa, California
February 6, 1998

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1997
(IN THOUSANDS)

                                    HIGH             GOVERN-
                          MONEY    YIELD   MANAGED     MENT             AGGRESSIVE  GROWTH   EQUITY   MULTI-
                          MARKET    BOND     BOND   SECURITIES  GROWTH    EQUITY      LT     INCOME  STRATEGY
                         VARIABLE VARIABLE VARIABLE  VARIABLE  VARIABLE  VARIABLE  VARIABLE VARIABLE VARIABLE
                         ACCOUNT  ACCOUNT  ACCOUNT   ACCOUNT   ACCOUNT   ACCOUNT   ACCOUNT  ACCOUNT  ACCOUNT
                         -------- -------- -------- ---------- -------- ---------- -------- -------- --------
ASSETS
Investments:
 Money Market Portfolio
  (5,180 shares; cost
  $52,208).............. $ 52,084
 High Yield Bond
  Portfolio (3,379
  shares; cost $33,305).          $ 33,707
 Managed Bond Portfolio
  (6,511 shares; cost
  $69,581)..............                   $ 72,512
 Government Securities
  Portfolio (967 shares;
  cost $10,008).........                             $ 10,421
 Growth Portfolio (7,315
  shares; cost
  $143,503).............                                       $179,989
 Aggressive Equity
  Portfolio (847 shares;
  cost $9,176)..........                                                 $  9,473
 Growth LT Portfolio
  (6,382 shares; cost
  $99,059)..............                                                           $110,438
 Equity Income Portfolio
  (5,373 shares; cost
  $100,762).............                                                                    $131,486
 Multi-Strategy
  Portfolio (7,005
  shares; cost
  $97,141)..............                                                                             $113,352
Receivables:
 Due from Pacific Life
  Insurance Company.....               135      114        51       240        39       162      246       51
 Fund shares redeemed...      139
                         -------- -------- --------  --------  --------  --------  -------- -------- --------
Total Assets............   52,223   33,842   72,626    10,472   180,229     9,512   110,600  131,732  113,403
                         -------- -------- --------  --------  --------  --------  -------- -------- --------
LIABILITIES
Payables:
 Due to Pacific Life
  Insurance Company.....      139
 Fund shares purchased..               135      114        51       240        39       162      246       51
                         -------- -------- --------  --------  --------  --------  -------- -------- --------
Total Liabilities.......      139      135      114        51       240        39       162      246       51
                         -------- -------- --------  --------  --------  --------  -------- -------- --------
NET ASSETS.............. $ 52,084 $ 33,707 $ 72,512  $ 10,421  $179,989  $  9,473  $110,438 $131,486 $113,352
                         ======== ======== ========  ========  ========  ========  ======== ======== ========

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
DECEMBER 31, 1997
(IN THOUSANDS)

                                  BOND AND  EQUITY   INTER-  EMERGING
                          EQUITY   INCOME   INDEX   NATIONAL MARKETS  VARIABLE VARIABLE VARIABLE VARIABLE
                         VARIABLE VARIABLE VARIABLE VARIABLE VARIABLE ACCOUNT  ACCOUNT  ACCOUNT  ACCOUNT
                         ACCOUNT  ACCOUNT  ACCOUNT  ACCOUNT  ACCOUNT     I        II      III       IV
                         -------- -------- -------- -------- -------- -------- -------- -------- --------
ASSETS
Investments:
 Equity Portfolio (175
  shares; cost $4,174).. $  4,190
 Bond and Income
  Portfolio (53 shares;
  cost $666)............          $    685
 Equity Index Portfolio
  (7,283 shares; cost
  $140,325).............                   $187,288
 International Portfolio
  (7,956 shares; cost
  $115,000).............                            $128,941
 Emerging Markets
  Portfolio (889 shares;
  cost $9,098)..........                                     $  8,416
 Edinburgh Overseas
  Equity Portfolio (54
  shares; cost $544)....                                              $    539
 Turner Core Growth
  Portfolio (58 shares;
  cost $762)............                                                       $    783
 Frontier Capital
  Appreciation Portfolio
  (208 shares; cost
  $2,892)...............                                                                $  3,109
 Enhanced U.S. Equity
  Portfolio (116 shares;
  cost $1,571)..........                                                                         $  1,754
Receivables:
 Due from Pacific Life
  Insurance Company.....       86       15      217       81       35                 1        1        1
                         -------- -------- -------- -------- -------- -------- -------- -------- --------
Total Assets............    4,276      700  187,505  129,022    8,451      539      784    3,110    1,755
                         -------- -------- -------- -------- -------- -------- -------- -------- --------
LIABILITIES
Payables:
 Fund shares purchased..       86       15      217       81       35                 1        1        1
                         -------- -------- -------- -------- -------- -------- -------- -------- --------
Total Liabilities.......       86       15      217       81       35                 1        1        1
                         -------- -------- -------- -------- -------- -------- -------- -------- --------
NET ASSETS.............. $  4,190 $    685 $187,288 $128,941 $  8,416 $    539 $    783 $  3,109 $  1,754
                         ======== ======== ======== ======== ======== ======== ======== ======== ========

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1997
(IN THOUSANDS)

                                     HIGH              GOVERN-
                          MONEY     YIELD    MANAGED     MENT             AGGRESSIVE  GROWTH   EQUITY   MULTI-
                          MARKET     BOND      BOND   SECURITIES  GROWTH    EQUITY      LT     INCOME  STRATEGY
                         VARIABLE  VARIABLE  VARIABLE  VARIABLE  VARIABLE  VARIABLE  VARIABLE VARIABLE VARIABLE
                         ACCOUNT   ACCOUNT   ACCOUNT   ACCOUNT   ACCOUNT   ACCOUNT   ACCOUNT  ACCOUNT  ACCOUNT
                         --------  --------  -------- ---------- -------- ---------- -------- -------- --------
INVESTMENT INCOME
 Dividends.............. $ 2,072   $ 2,559   $ 3,893   $   498   $14,427             $ 4,656  $ 7,127  $ 7,530
                         -------   -------   -------   -------   -------   -------   -------  -------  -------
Net Investment Income...   2,072     2,559     3,893       498    14,427               4,656    7,127    7,530
                         -------   -------   -------   -------   -------   -------   -------  -------  -------
REALIZED AND UNREALIZED
 GAIN (LOSS)
 ON INVESTMENTS
 Net realized gain from
  security transactions.      94       454       367        96     6,822   $   101     3,899    3,288      695
 Net unrealized
  appreciation
  (depreciation) on
  investments...........    (121)     (335)    1,844       306    15,323       230     1,609   16,626    8,279
                         -------   -------   -------   -------   -------   -------   -------  -------  -------
Net Realized And
Unrealized Gain (Loss)
On Investments..........     (27)      119     2,211       402    22,145       331     5,508   19,914    8,974
                         -------   -------   -------   -------   -------   -------   -------  -------  -------
NET INCREASE IN NET
 ASSETS RESULTING FROM
 OPERATIONS............. $ 2,045   $ 2,678   $ 6,104   $   900   $36,572   $   331   $10,164  $27,041  $16,504
                         =======   =======   =======   =======   =======   =======   =======  =======  =======

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENT OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 1997
(IN THOUSANDS)

                                     BOND AND   EQUITY   INTER-   EMERGING
                           EQUITY     INCOME    INDEX   NATIONAL  MARKETS   VARIABLE  VARIABLE VARIABLE VARIABLE
                          VARIABLE   VARIABLE  VARIABLE VARIABLE  VARIABLE  ACCOUNT   ACCOUNT  ACCOUNT  ACCOUNT
                         ACCOUNT(1) ACCOUNT(1) ACCOUNT  ACCOUNT   ACCOUNT      I         II      III       IV
                         ---------- ---------- -------- --------  --------  --------  -------- -------- --------
INVESTMENT INCOME
 Dividends..............  $    30    $    11   $ 7,400  $ 4,347   $    41   $     8   $    71  $    73  $    63
                          -------    -------   -------  -------   -------   -------   -------  -------  -------
Net Investment Income...       30         11     7,400    4,347        41         8        71       73       63
                          -------    -------   -------  -------   -------   -------   -------  -------  -------
REALIZED AND UNREALIZED
 GAIN (LOSS)
 ON INVESTMENTS
 Net realized gain from
  security transactions.       13          5    12,511    4,938       187         2         7       42        7
 Net unrealized
  appreciation
  (depreciation) on
  investments...........       16         19    21,545      (62)     (644)       (4)       31      222      201
                          -------    -------   -------  -------   -------   -------   -------  -------  -------
Net Realized And
 Unrealized Gain (Loss)
 On Investments.........       29         24    34,056    4,876      (457)       (2)       38      264      208
                          -------    -------   -------  -------   -------   -------   -------  -------  -------
NET INCREASE (DECREASE)
 IN NET ASSETS
 RESULTING FROM
 OPERATIONS.............  $    59    $    35   $41,456  $ 9,223   $  (416)  $     6   $   109  $   337  $   271
                          =======    =======   =======  =======   =======   =======   =======  =======  =======

(1) For the period from January 10, 1997 (commencement of operations) to December 31, 1997.

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 1997
(IN THOUSANDS)

                                      HIGH               GOVERN-
                           MONEY     YIELD    MANAGED      MENT              AGGRESSIVE  GROWTH    EQUITY    MULTI-
                          MARKET      BOND      BOND    SECURITIES  GROWTH     EQUITY      LT      INCOME   STRATEGY
                         VARIABLE   VARIABLE  VARIABLE   VARIABLE  VARIABLE   VARIABLE  VARIABLE  VARIABLE  VARIABLE
                          ACCOUNT   ACCOUNT   ACCOUNT    ACCOUNT   ACCOUNT    ACCOUNT   ACCOUNT   ACCOUNT   ACCOUNT
                         ---------  --------  --------  ---------- --------  ---------- --------  --------  --------
INCREASE (DECREASE) IN
 NET ASSETS
 FROM OPERATIONS
 Net investment income.. $   2,072  $  2,559  $  3,893   $    498  $ 14,427             $  4,656  $  7,127  $  7,530
 Net realized gain from
  security transactions.        94       454       367         96     6,822   $    101     3,899     3,288       695
 Net unrealized
  appreciation
  (depreciation) on
  investments...........      (121)     (335)    1,844        306    15,323        230     1,609    16,626     8,279
                         ---------  --------  --------   --------  --------   --------  --------  --------  --------
Net Increase In Net
 Assets Resulting
 From Operations........     2,045     2,678     6,104        900    36,572        331    10,164    27,041    16,504
                         ---------  --------  --------   --------  --------   --------  --------  --------  --------
INCREASE (DECREASE) IN
 NET ASSETS FROM
 POLICY TRANSACTIONS
 Transfer of net
  premiums..............   114,902     6,516    11,008      2,026    28,003      2,091    27,890    20,805    20,699
 Transfers - policy
  charges and
  deductions............    (4,303)   (1,844)   (2,926)      (587)   (9,059)      (469)   (6,771)   (5,873)   (4,507)
 Transfers in (from
  other variable
  accounts).............   133,629    17,591    15,603      5,190    61,551     12,131    34,622    27,826     9,864
 Transfers out (to other
  variable accounts)....  (214,125)  (15,732)  (11,609)    (4,376)  (46,874)    (7,838)  (39,146)  (18,793)   (5,914)
 Transfers - other......    (7,489)   (1,439)  (14,668)      (562)  (10,114)      (104)   (5,388)   (5,380)   (2,426)
                         ---------  --------  --------   --------  --------   --------  --------  --------  --------
Net Increase (Decrease)
 In Net Assets
 Derived From Policy
 Transactions...........    22,614     5,092    (2,592)     1,691    23,507      5,811    11,207    18,585    17,716
                         ---------  --------  --------   --------  --------   --------  --------  --------  --------
NET INCREASE IN NET
 ASSETS.................    24,659     7,770     3,512      2,591    60,079      6,142    21,371    45,626    34,220
                         ---------  --------  --------   --------  --------   --------  --------  --------  --------
NET ASSETS
 Beginning of Year......    27,425    25,937    69,000      7,830   119,910      3,331    89,067    85,860    79,132
                         ---------  --------  --------   --------  --------   --------  --------  --------  --------
 End of Year............ $  52,084  $ 33,707  $ 72,512   $ 10,421  $179,989   $  9,473  $110,438  $131,486  $113,352
                         =========  ========  ========   ========  ========   ========  ========  ========  ========

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 1997
(IN THOUSANDS)

                                      BOND AND   EQUITY    INTER-   EMERGING
                            EQUITY     INCOME    INDEX    NATIONAL  MARKETS   VARIABLE  VARIABLE  VARIABLE  VARIABLE
                           VARIABLE   VARIABLE  VARIABLE  VARIABLE  VARIABLE  ACCOUNT   ACCOUNT   ACCOUNT   ACCOUNT
                          ACCOUNT(1) ACCOUNT(1) ACCOUNT   ACCOUNT   ACCOUNT      I         II       III        IV
                          ---------- ---------- --------  --------  --------  --------  --------  --------  --------
INCREASE (DECREASE) IN
 NET ASSETS
 FROM OPERATIONS
 Net investment income..   $     30   $     11  $  7,400  $  4,347  $     41  $      8  $     71  $     73  $     63
 Net realized gain from
  security transactions.         13          5    12,511     4,938       187         2         7        42         7
 Net unrealized
  appreciation
  (depreciation) on
  investments...........         16         19    21,545       (62)     (644)       (4)       31       222       201
                           --------   --------  --------  --------  --------  --------  --------  --------  --------
Net Increase (Decrease)
 In Net Assets Resulting
 From Operations........         59         35    41,456     9,223      (416)        6       109       337       271
                           --------   --------  --------  --------  --------  --------  --------  --------  --------
INCREASE (DECREASE) IN
 NET ASSETS FROM
 POLICY TRANSACTIONS
 Transfer of net
  premiums..............        466         56    28,526    26,039     2,039        80       172       656       372
 Transfers - policy
  charges and
  deductions............        (87)       (13)   (8,168)   (7,142)     (479)      (25)      (28)     (149)      (54)
 Transfers in (from
  other variable
  accounts).............      4,237        659    51,709    54,246    10,615       408       537     3,409       976
 Transfers out (to other
  variable accounts)....       (438)       (53)  (25,760)  (45,867)   (6,460)       (3)     (163)   (1,636)     (217)
 Transfers - other......        (47)         1   (25,672)   (4,997)     (162)       (4)      (17)      (51)       (9)
                           --------   --------  --------  --------  --------  --------  --------  --------  --------
Net Increase In Net As-
 sets
 Derived From Policy
 Transactions...........      4,131        650    20,635    22,279     5,553       456       501     2,229     1,068
                           --------   --------  --------  --------  --------  --------  --------  --------  --------
NET INCREASE IN NET
 ASSETS.................      4,190        685    62,091    31,502     5,137       462       610     2,566     1,339
                           --------   --------  --------  --------  --------  --------  --------  --------  --------
NET ASSETS
 Beginning of Year......                         125,197    97,439     3,279        77       173       543       415
                           --------   --------  --------  --------  --------  --------  --------  --------  --------
 End of Year............   $  4,190   $    685  $187,288  $128,941  $  8,416  $    539  $    783  $  3,109  $  1,754
                           ========   ========  ========  ========  ========  ========  ========  ========  ========

(1) For the period from January 10, 1997 (commencement of operations) to December 31, 1997.

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 1996
(IN THOUSANDS)

                                       HIGH                 GOVERN-
                            MONEY      YIELD     MANAGED      MENT                AGGRESSIVE              EQUITY
                           MARKET      BOND       BOND     SECURITIES   GROWTH      EQUITY    GROWTH LT   INCOME
                          VARIABLE   VARIABLE   VARIABLE    VARIABLE   VARIABLE    VARIABLE   VARIABLE   VARIABLE
                           ACCOUNT    ACCOUNT    ACCOUNT    ACCOUNT     ACCOUNT   ACCOUNT(1)   ACCOUNT    ACCOUNT
                          ---------  ---------  ---------  ----------  ---------  ----------  ---------  ---------
INCREASE (DECREASE) IN
 NET ASSETS
 FROM OPERATIONS
 Net investment income..  $   1,359  $   1,753  $   4,145  $     490   $   6,582  $       2   $     608  $   3,386
 Net realized gain
  (loss) from security
  transactions..........         13        300       (203)        62       2,826       (958)      4,372        667
 Net unrealized appreci-
  ation (depreciation)
  on investments........         58        144       (914)      (316)     12,466         67       5,509      8,024
                          ---------  ---------  ---------  ---------   ---------  ---------   ---------  ---------
Net Increase (Decrease)
 In Net Assets Resulting
 From Operations........      1,430      2,197      3,028        236      21,874       (889)     10,489     12,077
                          ---------  ---------  ---------  ---------   ---------  ---------   ---------  ---------
INCREASE (DECREASE) IN
 NET ASSETS FROM
 POLICY TRANSACTIONS
 Transfer of net premi-
  ums...................     59,965      6,552     21,068      2,042      29,298        911      24,407     21,368
 Transfers - policy
  charges and deduc-
  tions.................     (3,056)    (1,528)    (2,686)      (580)     (7,697)      (146)     (5,343)    (4,205)
 Transfers in (from
  other variable ac-
  counts)...............     64,487     12,323      8,787      2,504      54,635     11,133      48,532     18,530
 Transfers out (to other
  variable accounts)....   (115,717)    (7,278)    (8,044)    (2,257)    (62,175)    (7,395)    (39,922)    (8,965)
 Transfers - other......     (2,862)      (920)      (843)      (379)     (3,544)      (283)     (2,855)    (2,661)
                          ---------  ---------  ---------  ---------   ---------  ---------   ---------  ---------
Net Increase In Net As-
 sets Derived From Pol-
 icy Transactions.......      2,817      9,149     18,282      1,330      10,517      4,220      24,819     24,067
                          ---------  ---------  ---------  ---------   ---------  ---------   ---------  ---------
NET INCREASE IN NET AS-
 SETS...................      4,247     11,346     21,310      1,566      32,391      3,331      35,308     36,144
                          ---------  ---------  ---------  ---------   ---------  ---------   ---------  ---------
NET ASSETS
 Beginning of Year......     23,178     14,591     47,690      6,264      87,519                 53,759     49,716
                          ---------  ---------  ---------  ---------   ---------  ---------   ---------  ---------
 End of Year............  $  27,425  $  25,937  $  69,000  $   7,830   $ 119,910  $   3,331   $  89,067  $  85,860
                          =========  =========  =========  =========   =========  =========   =========  =========

(1) For the period from April 8, 1996 (commencement of operations) to December 31, 1996.

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 1996
(IN THOUSANDS)

                           MULTI-    EQUITY    INTER-    EMERGING
                          STRATEGY   INDEX    NATIONAL   MARKETS   VARIABLE  VARIABLE  VARIABLE  VARIABLE
                          VARIABLE  VARIABLE  VARIABLE   VARIABLE  ACCOUNT   ACCOUNT   ACCOUNT   ACCOUNT
                          ACCOUNT   ACCOUNT   ACCOUNT   ACCOUNT(1)   I(1)     II(1)     III(1)    IV(1)
                          --------  --------  --------  ---------- --------  --------  --------  --------
INCREASE (DECREASE) IN
NET ASSETS
 FROM OPERATIONS
 Net investment income..  $  4,627  $  3,825  $  1,980                       $      6  $     21  $     18
 Net realized gain
 (loss) from security
 transactions...........       356     1,223       564   $     (3)                            1
 Net unrealized appreci-
 ation (depreciation) on
 investments............     2,459    14,294    12,594        (39)                (10)       (6)      (19)
                          --------  --------  --------   --------  --------  --------  --------  --------
Net Increase (Decrease)
In Net Assets Resulting
 From Operations........     7,442    19,342    15,138        (42)                 (4)       16        (1)
                          --------  --------  --------   --------  --------  --------  --------  --------
INCREASE (DECREASE) IN
NET ASSETS FROM
 POLICY TRANSACTIONS
 Transfer of net premi-
 ums....................    22,669    31,284    26,068        549                             7
 Transfers - policy
 charges and deductions.    (3,698)   (5,239)   (5,477)       (77) $     (1)       (1)       (5)       (2)
 Transfers in (from
 other variable ac-
 counts)................     5,320    30,324    25,962      3,170        78       178       539       418
 Transfers out (to other
 variable accounts).....    (4,577)  (11,107)  (18,655)      (299)
 Transfers - other......    (2,330)   (2,082)   (2,024)       (22)                          (14)
                          --------  --------  --------   --------  --------  --------  --------  --------
Net Increase in Net As-
sets Derived From Policy
Transactions............    17,384    43,180    25,874      3,321        77       177       527       416
                          --------  --------  --------   --------  --------  --------  --------  --------
NET INCREASE IN NET
ASSETS..................    24,826    62,522    41,012      3,279        77       173       543       415
                          --------  --------  --------   --------  --------  --------  --------  --------
NET ASSETS
 Beginning of Year......    54,306    62,675    56,427
                          --------  --------  --------   --------  --------  --------  --------  --------
 End of Year............  $ 79,132  $125,197  $ 97,439   $  3,279  $     77  $    173  $    543  $    415
                          ========  ========  ========   ========  ========  ========  ========  ========

(1) For the period from commencement of operations to December 31, 1996. The Emerging Markets Variable Account commenced operations on April 8, 1996, Variable Account I and Variable Account III commenced operations on October 11, 1996, Variable Account II commenced operations on October 17, 1996 and Variable Account IV commenced operations on November 18, 1996.

See Notes to Financial Statements

                     PACIFIC SELECT EXEC SEPARATE ACCOUNT
                         NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES

 The Pacific Select Exec Separate Account (the "Separate Account") is registered as a unit investment trust under the Investment Company Act of 1940, as amended, is currently comprised of eighteen subaccounts called Variable Accounts: the Money Market Variable Account, the High Yield Bond Variable Account, the Managed Bond Variable Account, the Government Securities Variable Account, the Growth Variable Account, the Aggressive Equity Variable Account, the Growth LT Variable Account, the Equity Income Variable Account, the Multi-Strategy Variable Account, the Equity Variable Account, the Bond and Income Variable Account, the Equity Index Variable Account, the International Variable Account, the Emerging Markets Variable Account, and the Variable Accounts I through IV. The assets in each of the first fourteen Variable Accounts are invested in shares of the corresponding portfolios of Pacific Select Fund and the assets of the last four Variable Accounts are invested in shares of the corresponding portfolios of M Fund, Inc. (collectively, the "Funds"). Each Variable Account pursues different investment objectives and policies. The financial statements of the Funds, including the schedules of investments, are either included elsewhere in this report or provided separately and should be read in conjunction with the Separate Account's financial statements.

 During the year ended December 31, 1997, the Separate Account organized and registered the Equity Variable Account and the Bond and Income Variable Account with the Securities and Exchange Commission under the Investment Company Act of 1940. Both Variable Accounts commenced operations on January 10, 1997.

 The Separate Account was established by Pacific Life Insurance Company (formerly named Pacific Mutual Life Insurance Company - see Note 1 to Financial Statements of the Fund on A-66) on May 12, 1988 and commenced operations on November 22, 1988. Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the other assets and liabilities of Pacific Life. The assets of the Separate Account will not be charged with any liabilities arising out of any other business conducted by Pacific Life, but the obligations of the Separate Account, including benefits related to variable life insurance, are obligations of Pacific Life.

 The Separate Account held by Pacific Life represents funds from individual flexible premium variable life policies. The assets of the Separate Account are carried at market value.

 The preparation of the accompanying financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

 A. Valuation of Investments

 Investments in shares of the Fund are valued at the reported net asset values of the respective portfolios. Valuation of securities held by the Funds is discussed in the notes to their financial statements.

 B. Security Transactions

 Transactions are recorded on the trade date. Realized gains and losses on sales of investments are determined on the basis of identified cost.

 C. Federal Income Taxes

 The operations of the Separate Account will be reported on the Federal income tax return of Pacific Life, which is taxed as a life insurance company under the provisions of the Tax Reform Act of 1986. Under current tax law, no Federal income taxes are expected to be paid by Pacific Life with respect to the operations of the Separate Account.

2. DIVIDENDS

 During 1997, the Funds have declared dividends for each portfolio except for the Aggressive Equity Portfolio. The amounts accrued by the Separate Account for its share of the dividends were reinvested in additional full and fractional shares of the related portfolio.

3. CHARGES AND EXPENSES

 With respect to variable life insurance policies funded by the Separate Account, Pacific Life makes certain deductions from premiums for sales load and state premium taxes before amounts are allocated to the Separate Account. Pacific Life also makes certain deductions from the net assets of each Variable Account for the mortality and expense risks Pacific Life assumes, administrative expenses, cost of insurance, charges for optional benefits and any sales and underwriting surrender charges. The operating expenses of the Separate Account are paid by Pacific Life.

4. RELATED PARTY AGREEMENT

 Pacific Mutual Distributors, Inc., a wholly-owned subsidiary of Pacific Life, is the principal underwriter of variable life insurance policies funded by interests in the Separate Account, and is compensated by Pacific Life.

                      PACIFIC SELECT EXEC SEPARATE ACCOUNT
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

5. SEPARATE ACCOUNT'S COST OF INVESTMENTS IN THE FUNDS SHARES

 The investment in the Funds shares are carried at identified cost, which represents the amount available for investment (including reinvested distributions of net investment income and realized gains). The cost and market value of total Separate Account's investments in the Funds as of December 31, 1997 were as follows (amounts in thousands):

                                               VARIABLE ACCOUNTS
                          --------------------------------------------------------------
                                                          GOVERN-
                           MONEY    HIGH YIELD MANAGED      MENT              AGGRESSIVE
                           MARKET      BOND      BOND    SECURITIES  GROWTH     EQUITY
                          --------  ---------- --------  ---------- --------- ----------
Total cost of invest-
 ments at beginning of
 year                     $ 27,433   $ 25,201  $ 67,913   $  7,723  $ 98,748   $  3,264
Add:Total net proceeds
 from policy transac-
 tions                     111,337     13,326    18,004      4,096    50,029     10,365
Reinvested distributions
 from the Fund:
(a) Net investment in-
 come                        2,072      2,315     3,703        498       327
(b) Net realized gain                     244       190               14,100
                          --------   --------  --------   --------  --------   --------
            Sub-Total      140,842     41,086    89,810     12,317   163,204     13,629
Less:Cost of investments
 disposed during the
 year                       88,634      7,781    20,229      2,309    19,701      4,453
                          --------   --------  --------   --------  --------   --------
Total cost of invest-
 ments at end of year       52,208     33,305    69,581     10,008   143,503      9,176
Add:Unrealized apprecia-
 tion (depreciation)          (124)       402     2,931        413    36,486        297
                          --------   --------  --------   --------  --------   --------
Total market value of
 investments at end of
 year                     $ 52,084   $ 33,707  $ 72,512   $ 10,421  $179,989   $  9,473
                          ========   ========  ========   ========  ========   ========
                           GROWTH     EQUITY    MULTI-              BOND AND    EQUITY
                             LT       INCOME   STRATEGY  EQUITY(1)  INCOME(1)   INDEX
                          --------  ---------- --------  ---------- --------- ----------
Total cost of invest-
 ments at beginning of
 year                     $ 79,297   $ 71,762  $ 71,200                        $ 99,779
Add:Total net proceeds
 from policy transac-
 tions                      29,507     29,622    22,282    $ 4,587  $    721     53,891
Reinvested distributions
 from the Fund:
(a) Net investment in-
 come                          530      1,017     3,014         12        10      2,490
(b) Net realized gain        4,126      6,110     4,516         18         1      4,910
                          --------   --------  --------   --------  --------   --------
            Sub-Total      113,460    108,511   101,012      4,617       732    161,070
Less:Cost of investments
 disposed during the
 year                       14,401      7,749     3,871        443        66     20,745
                          --------   --------  --------   --------  --------   --------
Total cost of invest-
 ments at end of year       99,059    100,762    97,141      4,174       666    140,325
Add:Unrealized apprecia-
 tion                       11,379     30,724    16,211         16        19     46,963
                          --------   --------  --------   --------  --------   --------
Total market value of
 investments at end of
 year                     $110,438   $131,486  $113,352   $  4,190  $    685   $187,288
                          ========   ========  ========   ========  ========   ========
                           INTER-    EMERGING
                          NATIONAL   MARKETS      I          II        III        IV
                          --------  ---------- --------  ---------- --------- ----------
Total cost of invest-
 ments at beginning of
 year                     $ 83,435   $  3,318  $     77   $    177  $    527   $    416
Add:Total net proceeds
 from policy transac-
 tions                      43,255      9,168       502        723     3,713      1,343
Reinvested distributions
 from the Fund:
(a) Net investment in-
 come                        2,251         41         8         68        73         50
(b) Net realized gain        2,096                               3                   13
                          --------   --------  --------   --------  --------   --------
            Sub-Total      131,037     12,527       587        971     4,313      1,822
Less:Cost of investments
 disposed during the
 year                       16,037      3,429        43        209     1,421        251
                          --------   --------  --------   --------  --------   --------
Total cost of invest-
 ments at end of year      115,000      9,098       544        762     2,892      1,571
Add:Unrealized apprecia-
 tion (depreciation)        13,941       (682)       (5)        21       217        183
                          --------   --------  --------   --------  --------   --------
Total market value of
 investments at end of
 year                     $128,941   $  8,416  $    539   $    783  $  3,109   $  1,754
                          ========   ========  ========   ========  ========   ========

----------------------------
(1) For the period from January 10, 1997 (commencement of operations) to December 31, 1997.

                     PACIFIC SELECT EXEC SEPARATE ACCOUNT
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6. TRANSACTIONS IN SEPARATE ACCOUNT UNITS AND SELECTED ACCUMULATION UNIT ** INFORMATION

 Transactions in Separate Account units for the year ended December 31, 1997 and the selected accumulation unit information as of December 31, 1997 and 1996 were as follows:

                                                  VARIABLE ACCOUNTS
                          ---------------------------------------------------------------------
                                                               GOVERN-
                             MONEY     HIGH YIELD   MANAGED      MENT                AGGRESSIVE
                            MARKET        BOND       BOND     SECURITIES   GROWTH      EQUITY
                          -----------  ----------  ---------  ---------- ----------  ----------
Total units outstanding
 at beginning of year       1,797,662   1,071,818  3,332,577    394,531   4,060,628     306,793
Increase (decrease) in
 units resulting from
  policy transactions:
 (a) Transfer of net
 premiums                   7,332,882     256,430    517,251     99,445     812,716     189,799
 (b) Transfers - policy
 charges and deductions      (274,716)    (72,698)  (136,476)   (28,791)   (260,869)    (42,787)
 (c) Transfers in (from
 other variable ac-
 counts)                    8,912,985     744,710    758,585    240,788   3,420,209   1,117,526
 (d) Transfers out (to
 other variable ac-
 counts)                  (14,035,300)   (666,562)  (568,112)  (200,607) (2,758,765)   (720,928)
 (e) Transfers - other       (490,883)    (60,970)  (717,810)   (25,763)   (595,259)     (9,566)
                          -----------  ----------  ---------   --------  ----------  ----------
            Sub-Total       1,444,968     200,910   (146,562)    85,072     618,032     534,044
                          -----------  ----------  ---------   --------  ----------  ----------
Total units outstanding
 at end of year             3,242,630   1,272,728  3,186,015    479,603   4,678,660     840,837
                          ===========  ==========  =========   ========  ==========  ==========
Accumulation Unit Value:
 At beginning of year          $15.26      $24.20     $20.70     $19.85      $29.53      $10.86
At end of year                 $16.06      $26.48     $22.76     $21.73      $38.47      $11.27
                            GROWTH       EQUITY     MULTI-                BOND AND     EQUITY
                              LT         INCOME    STRATEGY   EQUITY(1)  INCOME(1)     INDEX
                          -----------  ----------  ---------  ---------- ----------  ----------
Total units outstanding
 at beginning of year       4,879,333   3,031,251  3,255,044                          5,062,679
Increase (decrease) in
 units resulting from
  policy transactions:
 (a) Transfer of net
 premiums                   1,453,920     639,734    756,562     40,729       4,994     972,808
 (b) Transfers - policy
 charges and deductions      (351,905)   (177,390)  (168,112)    (7,611)     (1,147)   (279,773)
 (c) Transfers in (from
 other variable ac-
 counts)                    2,392,868   2,011,731    815,061    375,727      57,435   3,558,114
 (d) Transfers out (to
 other variable ac-
 counts)                   (2,568,247) (1,473,786)  (539,476)   (39,428)     (3,737) (1,811,915)
 (e) Transfers - other       (353,490)   (421,911)  (221,300)    (4,231)         71  (1,805,725)
                          -----------  ----------  ---------   --------  ----------  ----------
            Sub-Total         573,146     578,378    642,735    365,186      57,616     633,509
                          -----------  ----------  ---------   --------  ----------  ----------
Total units outstanding
 at end of year             5,452,479   3,609,629  3,897,779    365,186      57,616   5,696,188
                          ===========  ==========  =========   ========  ==========  ==========
Accumulation Unit Value:
 At beginning of year          $18.25      $28.32     $24.31     $10.00      $10.00      $24.73
At end of year                 $20.25      $36.43     $29.08     $11.47      $11.89      $32.88
                            INTER-      EMERGING
                           NATIONAL     MARKETS        I          II        III          IV
                          -----------  ----------  ---------  ---------- ----------  ----------
Total units outstanding
 at beginning of year       5,140,103     333,810      7,649     17,011      51,927      41,571
Increase (decrease) in
 units resulting from
  policy transactions:
 (a) Transfer of net
 premiums                   1,256,235     196,931      7,660     15,681      56,619      32,122
 (b) Transfer - policy
 charges and deductions      (344,327)    (46,049)    (2,403)    (2,375)    (12,514)     (4,516)
 (c) Transfers in (from
 other variable ac-
 counts)                    2,634,912   1,014,227     42,342     52,906     309,339      87,218
 (d) Transfers out (to
 other variable ac-
 counts)                   (2,220,624)   (612,170)    (1,263)   (21,044)   (157,101)    (22,938)
 (e) Transfers - other       (241,927)    (15,352)    (1,685)    (2,195)     (4,897)       (951)
                          -----------  ----------  ---------   --------  ----------  ----------
            Sub-Total       1,084,269     537,587     44,651     42,973     191,446      90,935
                          -----------  ----------  ---------   --------  ----------  ----------
Total units outstanding
 at end of year             6,224,372     871,397     52,300     59,984     243,373     132,506
                          ===========  ==========  =========   ========  ==========  ==========
Accumulation Unit Value:
 At beginning of year          $18.96       $9.82     $10.08     $10.18      $10.46      $ 9.97
At end of year                 $20.72       $9.66     $10.31     $13.06      $12.77      $13.23

---------------------------
(1) For the period from January 10, 1997 (commencement of operations) to December 31, 1997.

**Accumulation Unit: unit of measure used to calculate the value of a Policy
 Owner's interest in a Variable Account during the accumulation period.

   INDEPENDENT AUDITORS' REPORT

   Pacific Life Insurance Company and
    Subsidiaries:

   We have audited the accompanying consolidated statements of financial condition of Pacific Life Insurance Company (formerly Pacific Mutual Life Insurance Company) and subsidiaries (the "Company") as of December 31, 1997 and 1996, and the related consolidated statements of operations, stockholder's equity and cash flows for each of the three years in the period ended December 31, 1997. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of Pacific Life Insurance Company and subsidiaries as of December 31, 1997 and 1996, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1997 in conformity with generally accepted accounting principles.



   DELOITTE & TOUCHE LLP

   Costa Mesa, California
   February 19, 1998

                Pacific Life Insurance Company and Subsidiaries

                 CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION

                                                               December 31,
                                                              1997      1996
-------------------------------------------------------------------------------
                                                               (In Millions)
ASSETS
Investments:
  Securities available for sale at estimated fair value:
    Fixed maturity securities                               $13,990.7 $12,193.8
    Equity securities                                           346.4     260.8
  Mortgage loans                                              1,922.1   1,477.3
  Real estate                                                   192.1     280.0
  Policy loans                                                3,769.2   3,131.8
  Short-term investments                                         83.8      66.1
  Other investments                                             380.2     208.0
-------------------------------------------------------------------------------
TOTAL INVESTMENTS                                            20,684.5  17,617.8
Cash and cash equivalents                                       110.4     109.0
Deferred policy acquisition costs                               716.9     531.5
Accrued investment income                                       255.4     202.5
Other assets                                                    636.5     462.4
Separate account assets                                      11,605.1   8,142.1
-------------------------------------------------------------------------------
TOTAL ASSETS                                                $34,008.8 $27,065.3
===============================================================================
LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities:
  Universal life, annuity and other investment contract de-
   posits                                                   $16,644.5 $13,877.4
  Future policy benefits                                      2,133.8   2,506.5
  Short-term and long-term debt                                 253.6     270.1
  Other liabilities                                           1,224.5     572.0
  Separate account liabilities                               11,605.1   8,142.1
-------------------------------------------------------------------------------
Total Liabilities                                            31,861.5  25,368.1
-------------------------------------------------------------------------------
Commitments and contingencies
Stockholder's Equity:
  Common stock - $50 par value; 600,000 shares authorized,
   issued and outstanding                                        30.0
  Paid-in capital                                               120.1
  Retained earnings                                           1,422.0   1,318.0
  Unrealized gain on securities available for sale, net         575.2     379.2
-------------------------------------------------------------------------------
Total Stockholder's Equity                                    2,147.3   1,697.2
-------------------------------------------------------------------------------
TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY                  $34,008.8 $27,065.3
===============================================================================

See Notes to Consolidated Financial Statements

                Pacific Life Insurance Company and Subsidiaries

                     CONSOLIDATED STATEMENTS OF OPERATIONS

                                                     Years Ended December 31,
                                                      1997     1996     1995
------------------------------------------------------------------------------
                                                          (In Millions)
REVENUES
Insurance premiums                                  $  504.3 $  465.4 $  458.5
Policy fees from universal life, annuity and other
 investment contract deposits                          431.2    348.6    309.0
Net investment income                                1,225.3  1,087.3  1,038.4
Net realized capital gains                              85.3     44.0     61.5
Commission revenue                                     146.6     79.6     62.0
Other income                                           181.7    123.1     90.3
------------------------------------------------------------------------------
TOTAL REVENUES                                       2,574.4  2,148.0  2,019.7
------------------------------------------------------------------------------

BENEFITS AND EXPENSES
Interest credited to universal life, annuity and
 other investment contract deposits                    797.8    665.0    675.2
Policy benefits paid or provided                       675.7    652.9    647.5
Commission expenses                                    303.7    233.6    197.5
Operating expenses                                     507.7    316.2    278.6
------------------------------------------------------------------------------
TOTAL BENEFITS AND EXPENSES                          2,284.9  1,867.7  1,798.8
------------------------------------------------------------------------------

INCOME BEFORE PROVISION FOR INCOME TAXES               289.5    280.3    220.9
Provision for income taxes                             113.5    113.7     86.1
------------------------------------------------------------------------------

NET INCOME                                          $  176.0 $  166.6 $  134.8
==============================================================================

See Notes to Consolidated Financial Statements

                Pacific Life Insurance Company and Subsidiaries

                CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY

                                                           Unrealized
                                                           Gain (Loss)
                          Common Stock                    on Securities
                          ------------- Paid-in Retained    Available
                          Shares Amount Capital Earnings  for Sale, net  Total
---------------------------------------------------------------------------------
                                              (In Millions)
BALANCES,
 JANUARY 1, 1995                                $1,016.6     $(207.3)   $  809.3
Net income                                         134.8                   134.8
Change in unrealized
 gain (loss) on
 securities available
 for sale, net                                                 689.3       689.3
---------------------------------------------------------------------------------
BALANCES,
 DECEMBER 31, 1995                               1,151.4       482.0     1,633.4
Net income                                         166.6                   166.6
Change in unrealized
 gain on securities
 available for sale, net                                      (102.8)     (102.8)
---------------------------------------------------------------------------------
BALANCES,
 DECEMBER 31, 1996                               1,318.0       379.2     1,697.2
Net income                                         176.0                   176.0
Change in unrealized
 gain on securities
 available for sale, net                                       196.0       196.0
Issuance of partnership
 units by affiliate                     $ 85.1                              85.1
Initial member
 capitalization of
 Pacific Mutual Holding
 Company                                            (2.0)                   (2.0)
Issuance of common stock   0.6   $30.0    35.0     (65.0)                     --
Dividend paid to parent                             (5.0)                   (5.0)
---------------------------------------------------------------------------------
BALANCES,
 DECEMBER 31, 1997         0.6   $30.0  $120.1  $1,422.0     $ 575.2    $2,147.3
=================================================================================

See Notes to Consolidated Financial Statements

                Pacific Life Insurance Company and Subsidiaries

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                  Years Ended December 31,
                                                  1997       1996       1995
--------------------------------------------------------------------------------
                                                        (In Millions)
CASH FLOWS FROM OPERATING ACTIVITIES
Net income                                      $   176.0  $   166.6  $   134.8
Adjustments to reconcile net income to net
 cash provided by operating activities:
  Amortization on fixed maturities                  (26.6)     (45.2)     (67.2)
  Depreciation and other amortization                38.3       43.8       36.8
  Deferred income taxes                             (14.4)     (49.8)     (30.3)
  Net realized capital gains                        (85.3)     (44.0)     (61.5)
  Net change in deferred policy acquisition
   costs                                           (185.4)    (140.4)      48.8
  Interest credited to universal life, annuity
   and other investment contract deposits           797.8      665.0      675.2
Change in accrued investment income                 (52.9)      (3.7)     (16.1)
Change in future policy benefits                   (372.7)      62.3       88.8
Change in other assets and liabilities              577.4      158.1      151.9
--------------------------------------------------------------------------------
NET CASH PROVIDED BY OPERATING ACTIVITIES           852.2      812.7      961.2
--------------------------------------------------------------------------------
CASH FLOWS FROM INVESTING ACTIVITIES
Securities available for sale:
  Purchases                                      (6,343.2)  (4,525.0)  (3,001.3)
  Sales                                           2,247.5    2,511.0    1,940.3
  Maturities and repayments                       2,406.8    1,184.7      926.9
Held to maturity securities:
  Purchases                                                              (181.9)
  Sales                                                                    62.3
  Maturities and repayments                                               111.0
Repayments of mortgage loans                        179.3      220.4      267.7
Proceeds from sales of mortgage loans and real
 estate                                             104.4       14.5       27.4
Purchases of mortgage loans and real estate        (643.7)    (414.3)    (244.7)
Distributions from partnerships                      91.6       78.8       49.0
Change in policy loans                             (637.4)    (338.5)    (389.8)
Change in short-term investments                    (17.7)      37.2      (66.7)
Other investing activity, net                        78.8     (144.5)    (137.2)
--------------------------------------------------------------------------------
NET CASH USED IN INVESTING ACTIVITIES            (2,533.6)  (1,375.7)    (637.0)
--------------------------------------------------------------------------------

(Continued)

See Notes to Consolidated Financial Statements

                Pacific Life Insurance Company and Subsidiaries

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                Years Ended December 31,
(Continued)                                     1997       1996       1995
------------------------------------------------------------------------------
                                                      (In Millions)
CASH FLOWS FROM FINANCING ACTIVITIES
Policyholder account balances:
  Deposits                                    $ 4,373.6  $ 2,105.0  $ 1,437.9
  Withdrawals                                  (2,667.3)  (1,756.6)  (1,774.2)
Net change in short-term debt                       8.5       42.5      (38.8)
Repayment of long-term debt                       (25.0)      (5.0)      (5.0)
Initial capitalization of Pacific Mutual
 Holding Company                                   (2.0)
Dividend paid to parent                            (5.0)
------------------------------------------------------------------------------
NET CASH PROVIDED BY (USED IN) FINANCING AC-
 TIVITIES                                       1,682.8      385.9     (380.1)
------------------------------------------------------------------------------
Net change in cash and cash equivalents             1.4     (177.1)     (55.9)
Cash and cash equivalents, beginning of year      109.0      286.1      342.0
------------------------------------------------------------------------------
CASH AND CASH EQUIVALENTS, END OF YEAR        $   110.4  $   109.0  $   286.1
==============================================================================

SUPPLEMENTAL SCHEDULE OF INVESTING AND FINANCING ACTIVITIES
In connection with the acquisition of an insurance block of business as discussed in Note 5, the following assets and liabilities were assumed:

          Cash                         $1,215.9
          Policy loans                    440.3
          Other assets                     43.4
                                       --------
            Total assets assumed       $1,699.6
                                       ========
          Policyholder account values  $1,693.8
          Other liabilities                 5.8
                                       --------
            Total liabilities assumed  $1,699.6
                                       ========

================================================================================

SUPPLEMENTAL SCHEDULE OF NON CASH FINANCING ACTIVITIES
As a result of the Conversion as discussed in Note 1, $65 million of retained earnings was allocated for the issuance of 600,000 shares of common stock with a par value totaling $30 million and $35 million was allocated to paid-in capital.

===============================================================================
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION

Income taxes paid  $144.5 $185.9 $96.9
Interest paid      $ 26.1 $ 27.2 $23.3
======================================

See Notes to Consolidated Financial Statements

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

   CONVERSION TO MUTUAL HOLDING COMPANY STRUCTURE

   Pursuant to consent received from the Insurance Department of the State of California, Pacific Mutual Life Insurance Company ("Pacific Mutual") implemented a plan of conversion to form a mutual holding company structure (the "Conversion") on September 1, 1997. The Conversion created Pacific LifeCorp, an intermediate stock holding company and Pacific Mutual Holding Company ("PMHC"), a mutual holding company. Pacific Mutual was converted to a stock life insurance company and renamed Pacific Life Insurance Company ("Pacific Life"). Under their respective charters, PMHC must always own at least 51% of the outstanding voting stock of Pacific LifeCorp, and Pacific LifeCorp must always own 100% of the voting stock of Pacific Life. Owners of Pacific Life's annuity contracts and life insurance policies have certain membership interests in PMHC, consisting principally of the right to vote on the election of the Board of Directors of PMHC and on other matters, and certain rights upon liquidation or dissolution of PMHC.

   As a result of the Conversion, $65 million of retained earnings was allocated for the issuance of 600,000 shares of common stock with a par value totaling $30 million and $35 million was allocated to paid-in capital.

   DESCRIPTION OF BUSINESS

   Pacific Life was established in 1868 and is organized under the laws of the State of California as a stock life insurance company. Pacific Life conducts business in every state except New York.

   Pacific Life and its subsidiaries and affiliates have primary business operations which consist of life insurance, annuities, pension products, group employee benefits and investment management and advisory services. These primary business operations provide a broad range of life insurance, asset accumulation and investment products for individuals and businesses and offer a range of investment products to institutions and pension plans. Additionally, through its major subsidiaries and affiliates, Pacific Life provides a variety of group employee benefits, as well as investment management and advisory services.

   BASIS OF PRESENTATION AND PRINCIPLES OF CONSOLIDATION

   The accompanying consolidated financial statements of Pacific Life Insurance Company and subsidiaries (the "Company") have been prepared in accordance with generally accepted accounting principles ("GAAP") and include the accounts of Pacific Life and its wholly-owned insurance subsidiaries, PM Group Life Insurance Company ("PM Group") and World-Wide Holdings Limited, and its noninsurance subsidiaries, Pacific Asset Management LLC ("PAM"), Pacific Mutual Distributors, Inc. ("PMD"), Pacific Mutual Realty Finance, Inc. and Pacific Mezzanine Associates, L.L.C. All significant intercompany transactions and balances have been eliminated. Pacific Life prepares its regulatory financial statements based on accounting practices prescribed or permitted by the Insurance Department of the State of California. These consolidated financial statements differ from those followed in reports to regulatory authorities (Note 2).

   PAM was initially capitalized on December 31, 1997, when Pacific Life completed a subsidiary restructuring in which all the assets and liabilities of Pacific Financial Asset Management Corporation ("PFAMCo") were contributed into this newly formed limited liability company. PFAMCo was then merged into Pacific Life. On October 30, 1997, Pacific Corinthian Life Insurance Company ("PCL"-Note 4), a wholly-owned insurance subsidiary, was merged into Pacific Life, with Pacific Life as the surviving entity.

   ACCOUNTING PRONOUNCEMENTS ADOPTED

   In 1996, the Company adopted the provisions of Statement of Financial Accounting Standards ("SFAS") No. 120, "Accounting and Reporting by Mutual Life Insurance Enterprises and by Insurance Enterprises for Certain Long-Duration Participating Contracts", and Interpretation No. 40,
   "Applicability of Generally Accepted

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

   Accounting Principles to Mutual Life Insurance and Other Enterprises" (the "Interpretation") issued by the Financial Accounting Standards Board ("FASB"). SFAS No. 120 and the Interpretation permit mutual life insurance companies and their insurance subsidiaries to adopt all applicable authoritative GAAP pronouncements in any general purpose financial statements that they may issue. This differs from prior years when the Company issued its regulatory financial statements as general purpose financial statements. The accompanying consolidated financial statements for 1997, 1996 and 1995 reflect the effects of implementing SFAS No. 120 and the Interpretation.

   On January 1, 1997, the Company adopted SFAS No. 125, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities", as amended by SFAS No. 127, "Deferral of the Effective Date of Certain Provisions of FASB Statement No. 125". SFAS No. 125 is effective for transfers and servicing of financial assets and extinguishments of liabilities occurring after December 31, 1996. This statement provides consistent accounting standards for securitizations and other transfers of financial assets, determines when financial assets (liabilities) should be considered sold (settled) and removed from the statement of financial condition, and determines when related revenues and expenses should be recognized. Adoption of this accounting standard did not have a significant impact on the consolidated financial position or results of operations of the Company.

   NEW ACCOUNTING PRONOUNCEMENTS

   In June 1997, the FASB issued SFAS No. 130, "Reporting Comprehensive Income". SFAS No. 130 establishes standards for the reporting and display of comprehensive income and its components in a full set of general purpose financial statements. The Company currently plans to adopt SFAS No. 130 on January 1, 1998.

   In February 1998, the FASB issued SFAS No. 132 "Employers' Disclosures about Pensions and Other Postretirement Benefits". SFAS No. 132 revises current note disclosure requirements for employers' pensions and other retiree benefits. It does not address recognition or measurement issues. The Company plans to adopt SFAS No. 132 during 1998.

   INVESTMENTS

   Available for sale fixed maturity and equity securities are reported at estimated fair value, with unrealized gains and losses, net of deferred income tax and adjustments related to deferred policy acquisition costs, included as a separate component of equity on the accompanying consolidated statements of financial condition. Trading securities, which are included in short-term investments, are reported at estimated fair value with unrealized gains and losses included in net realized capital gains on the accompanying consolidated statements of operations.

   For mortgage-backed securities included in fixed maturity securities, the Company recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When estimates of prepayments change, the effective yield is recalculated to reflect actual payments to date and anticipated future payments. The net investment in the securities is adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the securities. This adjustment is reflected in net investment income.

   In the first and second quarter of 1995, Pacific Life sold two securities from the held to maturity category. The amortized cost of the securities was $62.3 million and a net after tax loss of $0.7 million was realized on the sales. The securities were sold due to the significant deterioration of the issuer's creditworthiness.

   Beginning with the third quarter of 1995, Pacific Life transferred approximately $1.5 billion of securities from the held to maturity category to the available for sale category. This amount represented the amortized cost of

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

   the securities at the date of transfer. The estimated fair value of those securities was approximately $1.6 billion, resulting in a net after tax unrealized gain of $52.5 million, which was reflected as a direct increase to equity. The change in classification was a result of a change in management's intent with respect to these securities. In order to have the flexibility to respond to changes in interest rates and to take advantage of changes in the availability of and the yield on alternative investments, management determined that the reclassification of these securities as available for sale was appropriate.

   Realized gains and losses on investment transactions are determined on a specific identification basis and are included in revenues.

   Short-term investments are carried at estimated fair value and include all trading securities.

   Derivative financial instruments are carried at estimated fair value. Unrealized gains and losses of derivatives used to hedge securities classified as available for sale are reflected in a separate component of equity, similar to the accounting of the underlying hedged assets. Realized gains and losses on derivatives used for hedging are deferred and amortized over the average life of the related hedged assets or insurance liabilities. Unrealized gains and losses of other derivatives are reflected in operations.

   Mortgage loans and policy loans are stated at unpaid principal balances.

   Real estate is carried at depreciated cost, or for real estate acquired in satisfaction of debt, estimated fair value less estimated selling costs at the date of acquisition if lower than the related unpaid balance.

   On November 15, 1994, certain of the Company's investment management and advisory subsidiaries entered into an agreement and plan of consolidation with Thomson Advisory Group L.P., a Delaware limited partnership with publicly traded units, to merge into a newly capitalized partnership named PIMCO Advisors L.P. ("PIMCO Advisors"). In December 1997, PIMCO Advisors completed a transaction in which it acquired the assets of Oppenheimer Capital, L.P., including its interest in Oppenheimer Capital, by issuing approximately 33 million PIMCO Advisors General and Limited Partner units. In connection with this transaction, the Company increased its investment in PIMCO Advisors to reflect the excess of the Company's pro rata share of PIMCO Advisors partners' capital subsequent to this transaction over the carrying value of the Company's investment in PIMCO Advisors. The net result of this transaction was to directly increase stockholder's equity by $85.1 million. The Company's beneficial ownership in PIMCO Advisors was approximately 42% prior to this transaction and 31% subsequent to the transaction. Deferred taxes as a result of this transaction have been established on the accompanying consolidated financial statements. This investment, which is included in other investments on the accompanying consolidated statements of financial condition, is accounted for using the equity method.

   CASH AND CASH EQUIVALENTS

   Cash and cash equivalents include all liquid debt instruments with an original maturity of three months or less.

   DEFERRED POLICY ACQUISITION COSTS

   The costs of acquiring new insurance business, principally commissions, medical examinations, underwriting, policy issue and other expenses, all of which vary with and are primarily related to the production of new business, have been deferred. For universal life, annuity and other investment contract products, such costs are generally amortized in proportion to the present value of expected gross profits using the assumed crediting rate. Adjustments are reflected in earnings or equity in the period the Company experiences deviations in gross profit assumptions. Adjustments directly affecting equity result from experience deviations due to changes in unrealized gains and losses in investments classified as available for sale. For life insurance products, such costs are being amortized over the premium-paying period of the related policies in proportion to premium revenues

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

   recognized, using assumptions consistent with those used in computing policy reserves. For the years ended December 31, 1997, 1996 and 1995, net amortization of deferred policy acquisition costs included in commission expenses amounted to $50.2 million, $42.6 million and $39.4 million, respectively, and included in operating expenses amounted to $29.4 million, $27.4 million and $20.8 million, respectively, on the accompanying consolidated statements of operations.

   PRESENT VALUE OF FUTURE PROFITS

   Included in other assets on the accompanying consolidated statement of financial condition as of December 31, 1996 was $16.1 million which represented the present value of estimated future profits of acquired business in connection with the rehabilitation of First Capital Life Insurance Company ("FCL"-Note 4). The aforementioned future profits were discounted to provide an appropriate rate of return and were being amortized over the rehabilitation plan period. Amortization for the years ended December 31, 1997, 1996 and 1995 amounted to $16.1 million, $24.2 million and $17.1 million, respectively, and is included in commission expenses in the accompanying consolidated statements of operations. During 1996, the Company changed certain assumptions regarding the estimated life which resulted in an increase in amortization in 1996 of approximately $17.0 million.

   UNIVERSAL LIFE, ANNUITY AND OTHER INVESTMENT CONTRACT DEPOSITS

   Universal life, annuity and other investment contract deposits are valued using the retrospective deposit method and consist principally of deposits received plus interest credited less accumulated assessments. Interest credited to these policies primarily ranged from 4.0% to 8.4% during 1997, 1996 and 1995.

   FUTURE POLICY BENEFITS

   Life insurance reserves are valued using the net level premium method. Interest rate assumptions range from 4.5% to 9.3% for 1997, 1996 and 1995. Mortality, morbidity and withdrawal assumptions are generally based on the Company's experience, modified to provide for possible unfavorable deviations. Future dividends for participating business are provided for in the liability for future policy benefits. Included in policy benefits paid or provided on the accompanying consolidated statements of operations are dividends to policyholders.

   Dividends are provided based on dividend formulas approved by the Board of Directors and reviewed for reasonableness and equitable treatment of policyholders by an independent consulting actuary. As of December 31, 1997 and 1996, participating experience rated policies paying dividends represented approximately 1% of direct written life insurance in force.

   STATE GUARANTY FUND ASSESSMENTS

   Insurance companies are subject to assessments by life and health guaranty associations in most states in which they are licensed to do business. These assessments are based on the volume and type of business they sell in those states and may be partially recovered in some states through a future reduction in premium taxes. Based on current information available from the National Organization of Life and Health Guaranty Association, the Company, as of December 31, 1997, has accrued in other liabilities on the accompanying consolidated statements of financial condition an amount adequate for anticipated payments of known insolvencies, net of estimated recoveries of premium tax offsets.

   REVENUES AND EXPENSES

   Insurance premiums are recognized as revenue when due. Benefits and expenses, other than deferred policy acquisition costs, are recognized when incurred.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


   Generally, receipts for universal life, annuities and other investment contracts are classified as deposits. Policy fees from these contracts include mortality charges, surrender charges and earned policy service fees. Expenses related to these products include interest credited to account balances and benefit amounts in excess of account balances.

   Commission revenue from Pacific Life's broker dealer subsidiaries is generally recorded on a settlement basis, generally the third business day following the trade date. The difference between the settlement date and trade date is not considered material.

   DEPRECIATION AND AMORTIZATION

   Depreciation of investment real estate is computed on the straight-line method over the estimated useful lives which range from 15 to 30 years. Certain other assets are depreciated or amortized on the straight-line method over varying periods ranging from 3 to 40 years. Depreciation of investment real estate is included in net investment income on the accompanying consolidated statements of operations. Depreciation and amortization of other assets is included in operating expenses on the accompanying consolidated statements of operations.

   INCOME TAXES

   Pacific Life is taxed as a life insurance company for income tax purposes and is included in the consolidated income tax returns of PMHC. The amount of income tax expense includes an equity tax calculated by a prescribed formula that incorporates a differential earnings rate between stock and mutual life insurance companies. Deferred income taxes are provided for timing differences in the recognition of revenues and expenses for financial reporting and income tax purposes.

   SEPARATE ACCOUNTS

   Separate account assets are recorded at market value and the related liabilities represent segregated contract owner funds maintained in accounts with individual investment objectives. The investment results of separate account assets generally pass through to separate account contract owners.

   ESTIMATED FAIR VALUE OF FINANCIAL INSTRUMENTS

   The estimated fair value of financial instruments disclosed in Notes 6 and 7 have been determined using available market information and appropriate valuation methodologies. However, considerable judgment is required to interpret market data to develop the estimates of fair value. Accordingly, the estimates presented may not be indicative of the amounts the Company could realize in a current market exchange. The use of different market assumptions and/or estimation methodologies could have a significant effect on the estimated fair value amounts.

   BUSINESS RISKS

   The Company operates in a business environment which is subject to various risks and uncertainties. Such risks and uncertainties include interest rate risk, credit risk and legal and regulatory changes.

   Interest rate risk is the potential for interest rates to change, which can cause fluctuations in the value of investments. To the extent that fluctuations in interest rates cause the duration of assets and liabilities to differ, the Company may have to sell assets prior to their maturity and realize losses. The Company controls its exposure to this risk by, among other things, asset/liability matching techniques which attempt to match the duration of assets and liabilities and utilization of derivative instruments.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

   Credit risk is the risk that issuers of investments owned by the Company may default or that other parties may not be able to pay amounts due to the Company. The Company manages its investments to limit credit risk by diversifying its portfolio among various security types and industry sectors. The credit risk of financial instruments is controlled through credit approvals, limits and monitoring procedures. Real estate and mortgage loan investments are diversified by geographic location and property type. Management believes that significant concentrations of credit risk do not exist.

   The Company is also exposed to credit loss in the event of nonperformance by the counterparties to interest rate swap contracts and other derivative securities. However, the Company does not anticipate nonperformance by the counterparties.

   The Company is subject to various state and Federal regulatory authorities. The potential exists for changes in regulatory initiatives which can result in additional, unanticipated expense to the Company. Existing Federal laws and regulations affect the taxation of life insurance or annuity products and insurance companies. There can be no assurance as to what, if any, future legislation might be enacted, or if enacted, whether such legislation would contain provisions with possible negative effects on the Company's life insurance or annuity products.

   USE OF ESTIMATES

   The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

   RECLASSIFICATIONS

   Certain prior year amounts have been reclassified to conform to the 1997 financial statement presentation.

2. STATUTORY RESULTS

   The following are reconciliations of statutory capital and surplus and statutory net income for Pacific Life as calculated in accordance with accounting practices prescribed or permitted by the Insurance Department of the State of California, to the amounts reported as stockholder's equity and net income included in the accompanying consolidated financial statements:

                                                          December 31,
                                                          1997      1996
                                                        ------------------
                                                          (In Millions)
         Statutory capital and surplus                  $  944.8  $  815.2
           Deferred policy acquisition costs               730.7     542.0
           Unrealized gain on securities available for
            sale, net                                      575.2     379.2
           Asset valuation reserve                         252.4     209.5
           Deferred income tax                             240.9     174.6
           Subsidiary equity                               108.7      60.7
           Non-admitted assets                              25.2      22.8
           Surplus notes                                  (149.6)   (149.6)
           Insurance and annuity reserves                 (511.5)   (340.4)
           Other                                           (69.5)    (16.8)
                                                        ------------------
         Stockholder's equity as reported herein        $2,147.3  $1,697.2
                                                        ==================

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2. STATUTORY RESULTS (CONTINUED)

                                                    Years Ended December 31,
                                                      1997     1996     1995
                                                    ---------------------------
                                                         (In Millions)
         Statutory net income                       $  121.5  $ 113.1  $  85.1
           Deferred policy acquisition costs           160.4    111.2     76.4
           Deferred income tax                          41.2     70.9     31.5
           Interest maintenance reserve                  7.6      3.8     12.2
           Net realized gain (loss) on trading se-
            curities                                    (5.8)   (11.6)    13.2
           Earnings of subsidiaries                    (40.6)   (33.0)     5.9
           Insurance and annuity reserves             (107.0)   (91.3)   (95.5)
           Other                                        (1.3)     3.5      6.0
                                                    --------------------------
         Net income as reported herein              $  176.0  $ 166.6  $ 134.8
                                                    ==========================

   RISK-BASED CAPITAL

   Risk-based capital is a method developed by the National Association of Insurance Commissioners ("NAIC") to measure the minimum amount of capital appropriate for an insurance company to support its overall business operations in consideration of its size and risk profile. The formulas for determining the amount of risk-based capital specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. The adequacy of a company's actual capital is measured by comparing it to the risk-based capital as determined by the formulas. Companies below minimum risk-based capital requirements are classified within certain levels, each of which requires specified corrective action. As of December 31, 1997 and 1996, Pacific Life and PM Group exceeded the minimum risk-based capital requirements.

   DIVIDEND RESTRICTIONS

   Dividend payments by Pacific Life to its parent cannot exceed the greater of 10% of statutory capital and surplus as of the preceding year end or the statutory net gain from operations for the previous calendar year, without prior approval from the Insurance Department of the State of California. Based on this limitation and 1997 statutory results, Pacific Life could pay approximately $76.5 million in dividends in 1998 without prior approval.

   Extraordinary dividends to Pacific Life from PM Group are subject to regulatory restrictions and approvals by the Insurance Department of the State of Arizona, PM Group's state of domicile. The maximum amount of ordinary dividends that can be paid by PM Group without restriction cannot exceed the lesser of 10% of surplus as regards policyholders, or the statutory net gain from operations. During 1997, 1996 and 1995, PM Group received approval to pay dividends of $14 million, $25 million and $25 million for the years ended December 31, 1997, 1996 and 1995 of which $8 million, $18 million and $17.2 million, respectively, were considered extraordinary.

   In accordance with the terms of the rehabilitation agreement (Note 4), PCL was precluded from paying any dividends during the rehabilitation period without the prior consent of the Insurance Department of the State of California. No such dividends were paid.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

3. CLOSED BLOCK


   In connection with the Conversion, an arrangement known as a closed block (the "Closed Block"), was established, for dividend purposes only, for the exclusive benefit of certain individual life insurance policies that have an experience based dividend scale for 1997. The Closed Block is designed to give reasonable assurance to holders of Closed Block policies that policy dividends will not change solely as a result of the Conversion.

   Assets of Pacific Life have been allocated to the Closed Block in an amount that produces cash flows, which, together with anticipated revenues, are expected to be sufficient to support the policies. Pacific Life is not required to support the payment of dividends on these policies from its general funds. The Closed Block will continue in effect until either the last policy is no longer in force, or the dissolution of the Closed Block. Total assets of $316.2 million and total liabilities of $356.0 million for the Closed Block are included in other assets and other liabilities, respectively, in the accompanying consolidated statements of financial condition as of December 31, 1997. The contribution to income from the Closed Block of $5.7 million, consisting of net revenues and expenses generated by the Closed Block is included in other income in the accompanying consolidated statements of operations for the year ended December 31, 1997.

4. REHABILITATION OF FIRST CAPITAL LIFE INSURANCE COMPANY

   On September 30, 1997, PCL completed the rehabilitation of FCL pursuant to a five-year rehabilitation plan approved by the California Superior Court and the Insurance Department of the State of California (the "Rehabilitation Plan"). Under the terms of the Rehabilitation Plan, FCL's insurance policies in force, primarily individual annuities and universal life insurance, were restructured and assumed by PCL on December 31, 1992, pursuant to an assumption reinsurance agreement and asset purchase agreement. On October 30, 1997, PCL was merged into Pacific Life, with Pacific Life as the surviving entity.

5. ACQUISITION OF INSURANCE BLOCK OF BUSINESS

   On June 1, 1997, Pacific Life acquired a block of corporate-owned life insurance ("COLI") policies from Confederation Life Insurance Company (U.S.) in Rehabilitation, which is currently under rehabilitation, which consisted of approximately 38,000 policies having a face amount of insurance of $8.6 billion and reserves of approximately $1.7 billion. The assets received as part of this acquisition amounted to approximately $1.2 billion in cash and approximately $0.4 billion in policy loans. This block is primarily non-leveraged COLI.

   As part of this transaction, an amount equal to the excess of the estimated fair value of the reserves assumed over the estimated fair value of the assets acquired which represents the cost of acquiring the business, amounting to $43.4 million at December 31, 1997, is included in deferred policy acquisition costs in the accompanying consolidated statements of financial condition. Amortization of this asset for the year ended December 31, 1997 was $0.9 million and is included in commission expenses in the accompanying consolidated statements of operations.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

6. INVESTMENT IN FIXED MATURITY AND EQUITY SECURITIES


   The amortized cost, gross unrealized gains and losses, and estimated fair value of fixed maturity and equity securities are shown below. The estimated fair value of publicly traded securities is based on quoted market prices. For securities not actively traded, estimated fair values were provided by independent pricing services specializing in "matrix pricing" and modeling techniques. The Company also estimates certain fair values based on interest rates, credit quality and average maturity or from securities with comparable trading characteristics.

                                                 Gross Unrealized
                                       Amortized ----------------- Estimated
                                         Cost     Gains    Losses  Fair Value
                                       --------------------------------------
                                                   (In Millions)
    Securities Available for Sale:
    -----------------------------
    As of December 31, 1997:
    U.S. Treasury securities and
     obligations of U.S. government
     authorities and agencies          $    85.4 $   17.5          $   102.9
    Obligations of states, political
     subdivisions and foreign govern-
     ments                                 730.2     89.4 $    3.0     816.6
    Corporate securities                 7,704.8    594.3     72.7   8,226.4
    Mortgage-backed and asset-backed
     securities                          4,597.7    147.1     15.5   4,729.3
    Redeemable preferred stock             107.8     10.3      2.6     115.5
                                       -------------------------------------
    Total fixed maturity securities    $13,225.9 $  858.6 $   93.8 $13,990.7
                                       =====================================
    Total equity securities            $   231.7 $  123.6 $    8.9 $   346.4
                                       =====================================
    Securities Available for Sale:
    -----------------------------
    As of December 31, 1996:
    U.S. Treasury securities and
     obligations of U.S. government
     authorities and agencies          $   297.9 $   11.2 $    0.3 $   308.8
    Obligations of states, political
     subdivisions and foreign govern-
     ments                                 638.1     46.2      1.0     683.3
    Corporate securities                 6,848.3    506.3     91.9   7,262.7
    Mortgage-backed and asset-backed
     securities                          3,753.6     98.0     19.4   3,832.2
    Redeemable preferred stock             102.5      6.4      2.1     106.8
                                       -------------------------------------
    Total fixed maturity securities    $11,640.4 $  668.1 $  114.7 $12,193.8
                                       =====================================
    Total equity securities            $   229.6 $   40.8 $    9.6 $   260.8
                                       =====================================

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

6. INVESTMENT IN FIXED MATURITY AND EQUITY SECURITIES (CONTINUED)


   The amortized cost and estimated fair values of fixed maturity securities as of December 31, 1997, by contractual repayment date of principal, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                      Amortized Estimated
                                                        Cost    Fair Value
                                                      --------------------
                                                         (In Millions)
         Securities Available for Sale:
         ------------------------------
         Due in one year or less                      $   969.9 $ 1,075.2
         Due after one year through five years          2,678.4   2,823.1
         Due after five years through ten years         2,810.1   2,939.3
         Due after ten years                            2,169.8   2,423.8
                                                      -------------------
                                                        8,628.2   9,261.4
         Mortgage-backed and asset-backed securities    4,597.7   4,729.3
                                                      -------------------
         Total                                        $13,225.9 $13,990.7
                                                      ===================

   Proceeds from sales of all securities available for sale during 1997, 1996 and 1995 were $2.2 billion, $2.5 billion and $1.9 billion, respectively. Gross gains of $69.1 million, $89.3 million and $58.0 million and gross losses of $32.9 million, $29.9 million and $32.3 million were realized on those sales during 1997, 1996 and 1995, respectively.

   Major categories of investment income are summarized as follows:

                                    Years Ended December 31,
                                     1997     1996     1995
                                   --------------------------
                                         (In Millions)
        Fixed maturity securities  $  935.1 $  831.6 $  808.1
        Equity securities              12.8     17.8      7.3
        Mortgage loans                129.5    109.4    112.9
        Real estate                    53.6     51.3     43.2
        Policy loans                  137.1    113.0    105.2
        Other                          65.8     71.7     63.2
                                   --------------------------
          Gross investment income   1,333.9  1,194.8  1,139.9
        Investment expense            108.6    107.5    101.5
                                   --------------------------
          Net investment income    $1,225.3 $1,087.3 $1,038.4
                                   ==========================

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

6. INVESTMENT IN FIXED MATURITY AND EQUITY SECURITIES (CONTINUED)


   The change in gross unrealized gain (loss) on investments in available for sale and trading securities is as follows:

                                                         December 31,
                                                     1997   1996      1995
                                                    ------------------------
                                                         (In Millions)
        Available for sale and trading securities:
          Fixed maturity                            $222.4 $(169.1) $1,039.3
          Equity                                      85.7     6.5      17.2
                                                    ------------------------
        Total                                       $308.1 $(162.6) $1,056.5
                                                    ========================

   As of December 31, 1997 and 1996, investments in fixed maturity securities with a carrying value of $14.4 million and $19.6 million, respectively, were on deposit with state insurance departments to satisfy regulatory requirements.

   No investment, aggregated by issuer, exceeded 10% of total equity as of December 31, 1997. The Company has no non-income producing fixed maturity securities, mortgage loans, real estate or other long-term investments as of December 31, 1997.

7. FINANCIAL INSTRUMENTS

   The estimated fair values of the Company's financial instruments are as follows:

                                       December 31, 1997    December 31, 1996
                                      -------------------- --------------------
                                      Carrying  Estimated  Carrying  Estimated
                                       Amount   Fair Value  Amount   Fair Value
                                      -----------------------------------------
                                                    (In Millions)
    Assets:
      Fixed maturity and equity se-
       curities (Note 6)              $14,337.1 $14,337.1  $12,454.6 $12,454.6
      Mortgage loans                    1,922.1   1,990.9    1,477.3   1,533.9
      Policy loans                      3,769.2   3,769.2    3,131.8   3,131.8
      Cash and cash equivalents           110.4     110.4      109.0     109.0
      Derivative financial instru-
       ments:
        Interest rate floors and
         caps, options and swaptions       22.9      22.9       59.3
        Interest rate swap contracts        0.5       0.5        1.0       1.0
        Credit and total return
         swaps                                                   1.1       1.1
        Foreign currency derivatives        4.1       4.1
    Liabilities:
      Guaranteed interest contracts     3,982.0   4,035.7    2,948.3   3,056.1
      Deposit liabilities                 733.5     737.4      799.6     800.6
      Annuity liabilities               1,883.5   1,872.6    2,459.4   2,459.4
      Surplus notes                       149.6     164.7      149.6     157.5
      Derivative financial instru-
       ments:
        Options written                     1.6       1.6        1.5       1.5
        Asset swap contracts               12.6      12.6       12.5      12.5
        Credit and total return
         swaps                              4.0       4.0
        Foreign currency derivatives                             4.3       4.3

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

7. FINANCIAL INSTRUMENTS (CONTINUED)


   The following methods and assumptions were used to estimate the fair value of these financial instruments as of December 31, 1997 and 1996:

   MORTGAGE LOANS

   The estimated fair value of the mortgage loan portfolio is determined by discounting the estimated future cash flows, using a year-end market rate which is applicable to the yield, credit quality and average maturity of the composite portfolio.

   POLICY LOANS

   The carrying amounts of policy loans are a reasonable estimate of their fair values.

   CASH AND CASH EQUIVALENTS

   The carrying amounts of these items are a reasonable estimate of their fair values.

   DERIVATIVE FINANCIAL INSTRUMENTS

   Derivatives are financial instruments whose value or cash flows are "derived" from another source, such as an underlying security. They can facilitate total return and, when used for hedging, they achieve the lowest cost and most efficient execution of positions. Derivatives can also be used to leverage by using very large notional amounts or by creating formulas that multiply changes in the underlying security. The Company's approach is to avoid highly leveraged or overly complex investments. The Company utilizes certain derivative financial instruments to diversify its business risk and to minimize its exposure to fluctuations in market prices, interest rates or basis risk as well as for facilitating total return. Risk is limited through modeling derivative performance in product portfolios for hedging and setting loss limits in total return portfolios.

   Derivatives used by the Company involve elements of credit risk and market risk in excess of amounts recognized in the accompanying consolidated financial statements. The notional amounts of these instruments reflect the extent of involvement in the various types of financial instruments. The estimated fair values of these instruments are based on quoted market prices, dealer quotations or internal price estimates believed to be comparable to dealer quotations. These amounts estimate what the Company would have to pay or receive if the contracts were terminated. The Company determines, on an individual counterparty basis, the need for collateral or other security to support financial instruments with off-balance sheet counterparty risk.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

7. FINANCIAL INSTRUMENTS (CONTINUED)


   A reconciliation of the notional or contract amounts and discussion of the various derivative instruments is as follows:

                                    Balance               Terminations Balance
                                   Beginning                  and        End
                                    of Year  Acquisitions  Maturities  of Year
                                   --------------------------------------------
                                                  (In Millions)
    December 31, 1997:
      Interest rate floors and
       caps, options and
       swaptions                   $4,538.2    $1,644.2     $3,452.4   $2,730.0
      Interest rate swap con-
       tracts                         988.3     1,356.0        318.2    2,026.1
      Asset swap contracts             30.0        47.4         10.0       67.4
      Credit and total return
       swaps                          356.5        98.9        166.9      288.5
      Financial futures contracts     609.2     3,930.6      4,325.7      214.1
      Foreign currency deriva-
       tives                           41.4       217.0         51.4      207.0

    December 31, 1996:
      Interest rate floors and
       caps, options and
       swaptions                    1,834.6     3,075.0        371.4    4,538.2
      Interest rate swap con-
       tracts                         619.6       620.9        252.2      988.3
      Asset swap contracts             20.0        15.3          5.3       30.0
      Credit and total return
       swaps                          146.1       307.2         96.8      356.5
      Financial futures contracts     310.1     3,358.9      3,059.8      609.2
      Foreign currency deriva-
       tives                           15.4        43.1         17.1       41.4

   Interest Rate Floors and Caps, Options and Swaptions
   ----------------------------------------------------

   The Company uses interest rate floors and caps, options and swaptions to hedge against fluctuations in interest rates and in its total return portfolios. Interest rate floor agreements entitle the Company to receive the differential, if below, between the specified rate and the current value of the underlying index. Interest rate cap agreements entitle the Company to receive the differential, if above, between the specified rate and the current value of the underlying index. Options purchased involve the right, but not the obligation, to purchase the underlying securities at a specified price during a given time period. Swaptions are options to enter into a swap transaction at a specified price. The Company uses written covered call options on a limited basis. Gains and losses on covered calls are offset by gains and losses on the underlying position. Options and floors are reported as assets and options written are reported as liabilities in the consolidated statements of financial condition. Cash requirements for these instruments are generally limited to the premium paid by the Company at acquisition. The purchase premium of these instruments is amortized on a constant effective yield basis and included as a component of net investment income over the term of the agreement. Interest rate floors and caps, options and swaptions mature during fiscal years 1998 through 2007.

   Interest Rate Swap Contracts
   ----------------------------

   The Company uses interest rate swaps to manage interest rate risk. The interest rate swap agreements generally involve the exchange of fixed and floating rate interest payments or the exchange of floating to floating interest payments tied to different indexes. Generally, no premium is paid to enter into the contract and no principal payments are made by either party. The amounts to be received or paid pursuant to these agreements are accrued and recognized through an adjustment to net investment income in the accompanying consolidated statements of operations over the life of the agreements. The interest rate swap contracts mature during fiscal years 1998 through 2021.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

7. FINANCIAL INSTRUMENTS (CONTINUED)


   Asset Swap Contracts
   --------------------

   The Company uses asset swap contracts to manage interest rate and equity risk to better match portfolio duration to liabilities. Asset swap contracts involve the exchange of upside equity potential for preferred cash flow streams. The amounts to be received or paid pursuant to these agreements are accrued and recognized through an adjustment to net investment income in the accompanying consolidated statements of operations over the life of the agreements. The asset swap contracts mature during fiscal years 1998 through 2003.

   Credit and Total Return Swaps
   -----------------------------

   The Company uses credit and total return swaps to take advantage of market opportunities. Credit swaps involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses of an underlying security. Total return swaps involve the exchange of floating rate payments for the total return performance of a specified index or market. The amounts to be received or paid pursuant to these agreements are accrued and recognized through an adjustment to net investment income in the accompanying consolidated statements of operations over the life of the agreements. Credit and total return swaps mature during fiscal years 1998 through 2013.

   Financial Futures Contracts
   ---------------------------

   The Company uses exchange-traded financial futures contracts to hedge cash flow timing differences between assets and liabilities and overall portfolio duration. Assets and liabilities are rarely acquired or sold at the same time, which creates a need to hedge their change in value during the unmatched period. In addition, foreign currency futures may be used to hedge foreign currency risk on non-U.S. dollar denominated securities. Financial futures contracts obligate the holder to buy or sell the underlying financial instrument at a specified future date for a set price and may be settled in cash or delivery of the financial instrument. Price changes on futures are settled daily through the daily margin cash flows. The notional amounts of the contracts do not represent future cash requirements, as the Company intends to close out open positions prior to expiration.

   Foreign Currency Derivatives
   ----------------------------

   The Company enters into foreign exchange forward contracts and swaps to hedge against fluctuations in foreign currency exposure. Foreign currency derivatives involve the exchange of foreign currency denominated payments for U.S. dollar denominated payments. Gains and losses on foreign exchange forward contracts offset currency gains and losses on the related assets. The amounts to be received or paid under the foreign currency swaps are accrued and recognized through an adjustment to net investment income in the accompanying consolidated statements of operations over the life of the agreements. Foreign currency derivatives expire during fiscal years 1998 through 2011.

   GUARANTEED INTEREST CONTRACTS AND DEPOSIT LIABILITIES

   The estimated fair values of fixed maturity guaranteed interest contracts are estimated using the rates currently offered for deposits of similar remaining maturities. The estimated fair value of deposit liabilities with no defined maturities is the amount payable on demand.

   ANNUITY LIABILITIES

   The estimated fair value of annuity liabilities approximates carrying value and primarily includes policyholder deposits and accumulated credited interest.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

7. FINANCIAL INSTRUMENTS (CONTINUED)

   SURPLUS NOTES

   The estimated fair value of surplus notes is based on market quotes.

   FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

   Pacific Life has issued certain contracts to plan sponsors totaling $1.6 billion as of December 31, 1997, pursuant to the terms of which the plan sponsor retains direct ownership and control of the assets related to these contracts. Pacific Life agrees to provide benefit responsiveness in the event that plan benefit requests exceed plan cash flows. In return for this guarantee, Pacific Life receives a fee which varies by contract. Pacific Life sets the investment guidelines to provide for appropriate credit quality and cash flow matching.

8. UNIVERSAL LIFE, ANNUITY AND OTHER INVESTMENT CONTRACT DEPOSITS

   Detail of universal life, annuity and other investment contract deposit liabilities follows:

                                               December 31,
                                              1997      1996
                                            -------------------
                                               (In Millions)
          Universal life                    $10,012.0 $ 7,562.5
          Annuity                             1,817.4   2,459.3
          Other investment contract depos-
           its                                4,815.1   3,855.6
                                            -------------------
                                            $16,644.5 $13,877.4
                                            ===================

   Detail of universal life, annuity and other investment contract deposits policy fees and interest credited net of reinsurance ceded follows:

                                            Years Ended December 31,
                                             1997     1996     1995
                                           --------------------------
                                                 (In Millions)
          Policy fees
            Universal life                 $  377.5 $  318.4 $  292.6
            Annuity                            50.3     26.6     12.8
            Other investment contract de-
             posits                             3.4      3.6      3.6
                                           --------------------------
          Total policy fees                $  431.2 $  348.6 $  309.0
                                           ==========================
          Interest credited
            Universal life                 $  368.2 $  284.3 $  267.3
            Annuity                           116.8    138.7    137.5
            Other investment contract de-
             posits                           312.8    242.0    270.4
                                           --------------------------
          Total interest credited          $  797.8 $  665.0 $  675.2
                                           ==========================

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

9. SHORT-TERM AND LONG-TERM DEBT


   Pacific Life borrows for short-term needs by issuing commercial paper. There was no commercial paper debt outstanding as of December 31, 1997 and 1996. Pacific Life had a revolving credit facility available of $350 million and $250 million as of December 31, 1997 and 1996, respectively. There was no debt outstanding under the revolving credit facility as of December 31, 1997 and 1996.

   The borrowing limit for PAM as of December 31, 1997 and 1996 was $200 million and $150 million, respectively. The interest rate averaged 5.8%, 5.6% and 6.1% for the years ended December 31, 1997, 1996 and 1995, respectively. The balance outstanding as of December 31, 1997 and 1996 totaled $104 million and $95.5 million, respectively. Outstanding debt is due and payable in 1998 and subject to renewal.

   During 1992, a wholly-owned subsidiary of Pacific Life entered into a credit agreement with a group of banks for borrowings of $45 million. Proceeds of this note were paid to PCL in connection with the issuance of a certificate of contribution by PCL (Note 4). On December 31, 1996, the applicable interest rate was 6.2%. The outstanding balance of $25 million was prepaid per the terms of the agreement on January 27, 1997.

   Pacific Life has $150 million of long-term debt which consists of surplus notes outstanding at an interest rate of 7.9% maturing on December 30, 2023. Interest is payable semiannually on June 30 and December 30. The surplus notes may not be redeemed at the option of Pacific Life or any holder of the surplus notes. The surplus notes are unsecured and subordinated to all present and future senior indebtedness and policy claims of Pacific Life. Each payment of interest on and the payment of principal of the surplus notes may be made only with the prior approval of the Insurance Commissioner of the State of California. Interest expense amounted to $11.8 million for each of the years ended December 31, 1997, 1996 and 1995 and is included in net investment income in the accompanying consolidated statements of operations.

10. INCOME TAXES

   As required by SFAS No. 109, "Accounting for Income Taxes", the Company accounts for income taxes using the liability method. Under SFAS No. 109, the deferred tax consequences of changes in tax rates or laws must be computed on the amounts of temporary differences and carryforwards existing at the date a new law is enacted. Recording the effects of the change involves adjusting deferred tax liabilities and assets with a corresponding charge or credit recognized in the provision for income taxes. The objective is to measure a deferred tax liability or asset using the enacted tax rates and laws expected to apply to taxable income in the periods in which the deferred tax liability or asset is expected to be settled or realized.

   The provision for income taxes is as follows:

                  Years Ended December 31,
                   1997      1996      1995
                 ----------------------------
                       (In Millions)
       Current   $  127.9  $  163.5  $  116.4
       Deferred     (14.4)    (49.8)    (30.3)
                 ----------------------------
                 $  113.5  $  113.7  $   86.1
                 ============================

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

10. INCOME TAXES (CONTINUED)


   The sources of the Company's provision for deferred taxes are as follows:

                                            Years Ended December 31,
                                             1997      1996      1995
                                           ----------------------------
                                                 (In Millions)
        Reserves                           $   20.1    $(28.5)   $(28.7)
        Investment valuation                    3.9      (7.3)      8.1
        Deferred policy acquisition costs     (18.0)      2.1      (6.0)
        Other                                 (20.4)    (16.1)     (3.7)
                                           ----------------------------
                                           $  (14.4)   $(49.8)   $(30.3)
                                           ============================

   A reconciliation of the provision for income taxes based on the prevailing corporate tax rate to the provision reflected in the consolidated financial statements is as follows:

                                               Years Ended December 31,
                                                 1997      1996     1995
                                               ---------------------------
                                                     (In Millions)
        Income taxes at the statutory rate     $  101.3  $   98.1  $  77.3
        Equity tax                                  5.0      16.3
        Amortization of intangibles on equity
         method investments                         7.6       6.5      6.5
        Non-taxable investment income              (2.6)     (2.1)    (2.1)
        Other                                       2.2      (5.1)     4.4
                                               ---------------------------
                                               $  113.5  $  113.7  $  86.1
                                               ===========================

   The net deferred tax asset (liability) included in other assets on the accompanying consolidated statements of financial condition was comprised of the tax effects of the following temporary differences:

                                                      December 31,
                                                      1997     1996
                                                     ----------------
                                                      (In Millions)
        Reserves                                     $ 224.8  $ 244.9
        Deferred compensation                           25.9     27.6
        Investment valuation                            20.1     24.0
        Postretirement benefits                          9.3      9.8
        Dividends                                        7.7      9.6
        Depreciation                                    (2.5)    (9.8)
        Deferred policy acquisition costs              (25.9)   (43.9)
        Other                                           41.0     23.8
                                                     ----------------
        Deferred taxes from operations                 300.4    286.0
        Issuance of partnership units by affiliate     (47.9)
        Unrealized gain on securities available for
         sale                                         (307.8)  (204.5)
                                                     ----------------
        Net deferred tax asset (liability)           $ (55.3) $  81.5
                                                     ================

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

11. REINSURANCE


   The Company accounts for reinsurance transactions utilizing SFAS No. 113, "Accounting and Reporting for Reinsurance of Short-Duration And Long-Duration Contracts". SFAS No. 113 establishes the conditions required for a contract with a reinsurer to be accounted for as reinsurance and prescribes accounting and reporting standards for those contracts. Amounts receivable from reinsurers for reinsurance on future policy benefits, universal life deposits, and unpaid losses is reported as an asset and included in other assets on the accompanying consolidated statements of financial condition.

   The Company has reinsurance agreements with other insurance companies for the purpose of diversifying risk and limiting exposure on larger risks or, in the case of a producer-owned reinsurance company, to diversify risk and retain top producing agents. All assets associated with reinsured business remain with, and under the control of the Company. Approximate amounts recoverable (payable) from (to) reinsurers include the following amounts:

                                         December 31,
                                          1997    1996
                                         --------------
                                         (In Millions)
      Reinsured universal life deposits  $(39.6) $(35.9)
      Future policy benefits               92.2    90.0
      Unpaid claims                        14.0     4.6
      Paid claims                          10.2     8.4

   As of December 31, 1997, 72% of the reinsurance recoverables were from one reinsurer, of which 100% is secured by payables to the reinsurer. To the extent that the assuming companies become unable to meet their obligations under these agreements, the Company remains contingently liable. The Company does not anticipate nonperformance by the assuming companies.

   Revenues and benefits are shown net of the following reinsurance transactions:

                                                      Years Ended December 31,
                                                       1997     1996     1995
                                                     --------------------------
                                                           (In Millions)
      Ceded reinsurance netted against insurance
       premiums                                      $   70.7 $   44.3 $   29.2
      Assumed reinsurance included in insurance
       premiums                                          18.1     17.8     15.6
      Ceded reinsurance netted against policy fees       77.5     71.0     66.5
      Ceded reinsurance netted against net invest-
       ment income                                      204.9    192.5    176.6
      Ceded reinsurance netted against interest
       credited                                         165.8    155.2    140.0
      Ceded reinsurance netted against policy bene-
       fits                                              93.4     56.7     51.4
      Assumed reinsurance included in policy bene-
       fits                                              12.7      9.9     14.5

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

12. SEGMENT INFORMATION


   The operations of the Company have been classified into four business segments as follows: Individual Life Insurance and Annuities, Pensions, Group Employee Benefits and Corporate and Other. These segments are based on the organization of the Company and are generally distinguished by the products offered. The Corporate and Other segment generally includes the assets and operations that do not support the other segments such as certain non-life insurance related subsidiary operations. Depreciation expense and capital expenditures are not material and have not been reported. Revenues, income before income taxes and assets by segment are as follows:

                                                    Years Ended December 31,
                                                     1997      1996     1995
                                                   ---------------------------
                                                         (In Millions)
        Revenues:
          Individual Life Insurance and Annuities  $1,137.7  $  964.0 $  927.0
          Pensions                                    584.0     507.3    513.9
          Group Employee Benefits                     507.5     456.0    419.3
          Corporate and Other                         345.2     220.7    159.5
                                                   ---------------------------
        Total                                      $2,574.4  $2,148.0 $2,019.7
                                                   ---------------------------
        Income before provision for income taxes:
          Individual Life Insurance and Annuities  $  164.0  $   93.9 $  102.3
          Pensions                                     98.3      80.7     53.3
          Group Employee Benefits                      28.8      26.5     25.2
          Corporate and Other                          (1.6)     79.2     40.1
                                                   ---------------------------
        Total                                      $  289.5  $  280.3 $  220.9
                                                   ---------------------------

                                                      December 31,
                                                     1997      1996
                                                   -------------------
                                                      (In Millions)
        Assets:
          Individual Life Insurance and Annuities  $19,969.2 $15,484.4
          Pensions                                  12,653.6  10,514.8
          Group Employee Benefits                      368.6     344.4
          Corporate and Other                        1,017.4     721.7
                                                   -------------------
        Total                                      $34,008.8 $27,065.3
                                                   -------------------

13. PENSION PLANS, POSTRETIREMENT BENEFITS AND OTHER PLANS

   PENSION PLANS

   Pacific Life has defined benefit pension plans which cover all eligible employees who have one year of continuous employment and have attained age
   21. The full-benefit vesting period for all participants is five years.

   Benefits for employees are based on years of service and the highest five consecutive years of compensation during the last ten years of employment. Pacific Life's funding policy is to contribute amounts to the plan sufficient to meet the minimum funding requirements set forth in the Employee Retirement Income Security Act of 1974, plus such additional amounts as may be determined appropriate. Contributions are intended to provide

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

13. PENSION PLANS, POSTRETIREMENT BENEFITS AND OTHER PLANS (CONTINUED)

   not only for benefits attributed to employment to date but also for those expected to be earned in the future. All such contributions are made to a tax-exempt trust. Plan assets consist primarily of group annuity contracts issued by Pacific Life, as well as participating units of a real estate trust and mutual funds managed by an indirect subsidiary of Pacific Life.

   Components of net periodic pension cost are as follows:

                                                   Years Ended December 31,
                                                    1997      1996      1995
                                                  ----------------------------
                                                        (In Millions)
        Service cost - benefits earned during
         the year                                 $    3.6  $    3.7  $    2.8
        Interest cost on projected benefit obli-
         gation                                       10.4       9.8       9.3
        Actual return on plan assets                 (33.1)    (21.7)    (25.0)
        Amortization of net obligations and
         prior service cost                           18.9       9.1      14.0
                                                  ----------------------------
        Net periodic pension cost                 $   (0.2) $    0.9  $    1.1
                                                  ============================

   The following table sets forth the pension plan's funded status and amounts recognized on Pacific Life's consolidated statements of financial condition:

                                                             December 31,
                                                             1997     1996
                                                            ----------------
                                                             (In Millions)
        Actuarial present value of benefit obligation:
          Vested benefits                                   $ 137.1  $ 121.2
          Nonvested benefits                                    1.2      1.2
                                                            ----------------
        Accumulated benefit obligation                        138.3    122.4
        Effect of projected future compensation increases      19.6     18.5
                                                            ----------------
        Projected benefit obligation                          157.9    140.9
        Plan assets at fair value                            (180.3)  (154.2)
                                                            ----------------
        Plan assets in excess of projected benefit obliga-
         tion                                                 (22.4)   (13.3)
        Unrecognized net gain                                  14.7      3.6
        Unrecognized transition asset                           4.8      6.0
        Unrecognized prior service cost                         1.2      2.2
                                                            ----------------
        Prepaid pension cost                                $  (1.7) $  (1.5)
                                                            ================

   In determining the actuarial present value of the projected benefit obligation as of December 31, 1997 and 1996, the weighted average discount rate used was 7.0% and 7.5%, respectively, and the rate of increase in future compensation levels was 5.5% and 6.0%, respectively. The expected long-term rate of return on plan assets was 8.5% in 1997 and 1996.

   In connection with the merger of PCL into Pacific Life as discussed in
   Note 4, Pacific Life assumed sponsorship of PCL's defined benefit pension plan. This pension plan provides for retirement income benefits at age 65 with reduced benefits for early retirement. Effective December 31, 1997, PCL's defined benefit plan merged into Pacific Life's plan. All benefits associated with PCL's plan remain unchanged subsequent to the merger.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

13. PENSION PLANS, POSTRETIREMENT BENEFITS AND OTHER PLANS (CONTINUED)


   POSTRETIREMENT HEALTH CARE AND LIFE INSURANCE PLANS

   Pacific Life sponsors a defined benefit health care plan and a defined benefit life insurance plan (the "Plans") that provide postretirement benefits for all eligible retirees and their dependents. Generally, qualified employees may become eligible for these benefits if they reach normal retirement age, have been covered under Pacific Life's policy as an active employee for a minimum continuous period prior to the date retired, and have an employment date before January 1, 1990. The Plans contain cost-sharing features such as deductibles and coinsurance, and require retirees to make contributions which can be adjusted annually. Pacific Life's commitment to qualified employees who retire after April 1, 1994 is limited to specific dollar amounts. Pacific Life reserves the right to modify or terminate the Plans at any time. As in the past, the general policy is to fund these benefits on a pay-as-you-go basis. The amount of benefits paid under the programs during 1997, 1996 and 1995 was approximately $1.5 million, $1.6 million and $1.7 million, respectively.

   Components of net periodic postretirement benefit cost are as follows:

                                                   Years Ended December 31,
                                                    1997      1996      1995
                                                   ----------------------------
                                                        (In Millions)
        Service cost                              $    0.1  $    0.2  $    0.2
        Interest cost                                  1.4       1.5       1.9
        Amortization                                  (0.7)     (0.3)     (0.3)
                                                   ----------------------------
        Net periodic postretirement benefit cost  $    0.8  $    1.4  $    1.8
                                                   ============================

   The following table sets forth the Plans' funded status and amounts recorded in other liabilities on the accompanying consolidated statements of financial condition:

                                                        December 31,
                                                         1997   1996
                                                        -------------
                                                        (In Millions)
        Accumulated postretirement obligation:
          Retirees                                      $ 17.6 $ 17.3
          Fully eligible active Plan participants          1.4    2.0
          Other active Plan participants                   1.1    2.5
                                                        -------------
        Total accumulated postretirement obligation       20.1   21.8
        Fair value of Plan assets                           --     --
                                                        -------------
        Unfunded accumulated postretirement obligation    20.1   21.8
        Unrecognized net gain                              3.2    3.7
        Prior service cost                                 2.7    1.3
                                                        -------------
        Accrued postretirement benefit liability        $ 26.0 $ 26.8
                                                        =============

   The assumed health care cost trend rate used in measuring the accumulated benefit obligation was 9% for 1997 and 1996 and is assumed to decrease gradually to 4% in 2003 and remain at that level thereafter. The amount reported is materially effected by the health care cost trend rate assumptions. If the health care cost trend rate assumptions were increased by 1%, the accumulated postretirement benefit obligation as of December 31, 1997 and 1996 would be increased by 8.5% and 11.5%, respectively. The effect of this change would increase the

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

13. PENSION PLANS, POSTRETIREMENT BENEFITS AND OTHER PLANS (CONTINUED)

   aggregate of the service and interest cost components of the net periodic benefit cost by 7.7%, 12.3% and 11.4% for 1997, 1996 and 1995, respectively.

   The discount rate used in determining the accumulated postretirement benefit obligation is 7.0% and 7.5% for 1997 and 1996, respectively.

   OTHER PLANS

   Pacific Life provides a voluntary Retirement Incentive Savings Plan ("RISP") pursuant to Section 401(k) of the Internal Revenue Code covering all eligible employees of the Company. Effective October 1, 1997, Pacific Life's RISP changed the matching percentage of each employee's contributions from 50% to 75%, up to a maximum of six percent of eligible employee compensation and restricted the matched investment to an Employee Stock Ownership Plan ("ESOP") sponsored by Pacific LifeCorp. The ESOP was formed at the time of the Conversion and is currently only available to the participants of the RISP in the form of matching contributions.

   Pacific Life also has a deferred compensation plan which permits certain employees to defer portions of their compensation and earn a guaranteed interest rate on the deferred amounts. The interest rate is determined annually and is guaranteed for one year. The compensation which has been deferred has been accrued and the primary expense, other than compensation, related to this plan is interest on the deferred amounts.

   The Company also has performance based incentive compensation plans for its employees.

14. TRANSACTIONS WITH AFFILIATES

   Pacific Life serves as the investment advisor for the Pacific Select Fund, the investment vehicle provided to the Company's variable life and variable annuity contractholders. Pacific Life charges fees based upon the net asset value of the portfolios of the Pacific Select Fund, which amounted to $27.5 million, $14.3 million and $6.5 million for the years ended December 31, 1997, 1996 and 1995, respectively. In addition, Pacific Life entered into an agreement with the Pacific Select Fund on October 1, 1995, to provide certain support services for an administration fee which is based on an allocation of actual costs. Such administration fees amounted to $165,000, $108,000 and $28,550 for the years ended December 31, 1997, 1996 and 1995, respectively.

   PIMCO Advisors provides investment advisory services to the Company for which the fees amounted to $11.4 million, $6.2 million and $5.0 million for the years ended December 31, 1997, 1996 and 1995, respectively. Included in equity securities on the accompanying consolidated statements of financial condition are investments in mutual funds and other investments managed by PIMCO Advisors which amounted to $46.5 million and $90.8 million as of December 31, 1997 and 1996, respectively.

   Pacific Life provides certain support services to PIMCO Advisors. Charges for these services are based on an allocation of actual costs and amounted to $1.2 million, $1.4 million and $1.9 million for the years ended December 31, 1997, 1996 and 1995, respectively.

15. TERMINATION AND NON-COMPETITION AGREEMENTS

   Effective November 15, 1994, in connection with the PIMCO Advisors transaction (Note 1), termination and non-competition agreements were entered into with certain former key employees of PAM's subsidiaries. These agreements provide terms and conditions for the allocation of future proceeds received from distributions and sales of certain PIMCO Advisors units and other noncompete payments. When the amount of future obligations to be made to a key employee is determinable, a liability for such amount is established.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

15. TERMINATION AND NON-COMPETITION AGREEMENTS (CONTINUED)

   For the years ended December 31, 1997, 1996 and 1995, approximately $85.8 million, $35.3 million and $28.6 million, respectively, is included in operating expenses in the consolidated statements of operations related to the termination and non-competition agreements. This includes payments of $43.1 million in 1997 to former key employees who elected to sell to PAM's subsidiaries their rights to the future proceeds from the PIMCO Advisors units.

16. INVESTMENT COMMITMENTS

   The Company has outstanding commitments to make investments primarily in mortgage loans, limited partnerships and other investments as follows (In Millions):

          Years Ending December 31:
          -------------------------
           1998                      $245.4
           1999-2002                  131.8
           2003 and thereafter         16.6
                                     ------
          Total                      $393.8
                                     ======

17. LITIGATION

   The Company has been named in civil litigation proceedings which appear to be substantially similar to other litigation brought against many life insurers alleging misconduct in the sale of products. These matters are sometimes referred to as market conduct litigation. The litigation against the Company purports to include all persons in the United States who purchased life insurance and annuity products from the Company during the period from 1982 to present. The Company has retained national and local counsel experienced in the handling of similar matters for other life insurers. Informal discovery has commenced in these matters. At this time, it is not feasible to make a meaningful estimate of the amount or range of loss that could result from an unfavorable outcome in such actions.

   Further, the Company is a respondent in a number of other legal proceedings, some of which involve allegations for extra-contractual damages.

   In the opinion of management, the outcome of the foregoing proceedings is not likely to have a material adverse effect on the consolidated financial position or results of operations of the Company.
   ---------------------------------------------------------------------------

                                    APPENDIX

                           DEATH BENEFIT PERCENTAGES

 AGE    PERCENTAGE   AGE   PERCENTAGE   AGE   PERCENTAGE    AGE    PERCENTAGE
 ----   ----------   ---   ----------   ---   ----------    ---    ----------
 0-40      250%      50       185%      60       130%       70        115%
  41       243       51       178       61       128        71        113
  42       236       52       171       62       126        72        111
  43       229       53       164       63       124        73        109
  44       222       54       157       64       122        74        107
  45       215       55       150       65       120       75-90      105
  46       209       56       146       66       119        91        104
  47       203       57       142       67       118        92        103
  48       197       58       138       68       117        93        102
  49       191       59       134       69       116        94+       101

                                 ILLUSTRATIONS

  The following tables illustrate how the death benefits, Accumulated Values and Net Cash Surrender Values of a hypothetical policy may vary over an extended period of time assuming a single premium that is 100% of the Guideline Single Premium and hypothetical rates of return equivalent to constant gross annual rates of 0%, 6% and 12%.

  The policies illustrated include the following:

    1. Age 60, Male Nonsmoker, $40,000 initial premium, Current Cost of Insurance Rates.

    2. Age 60, Male Nonsmoker, $40,000 initial premium, Guaranteed Cost of Insurance Rates.

    3. Age 60, Female Nonsmoker, $40,000 initial premium, Current Cost of Insurance Rates.

    4. Age 60, Female Nonsmoker, $40,000 initial premium, Guaranteed Cost of Insurance Rates.

    5. Age 60, Male/Female Nonsmoker, $40,000 initial premium, Current Cost of Insurance Rates.

    6. Age 60, Male/Female Nonsmoker, $40,000 initial premium, Guaranteed Cost of Insurance Rates.

  The values would be different from those shown if the gross annual investment rates of return averaged 0%, 6% or 12% over a period of years, but also fluctuated above or below those averages for individual Policy Years.

  The second column of each table, labeled "Premium Paid Plus Interest at 5%," shows the amount which would accumulate if an amount equal to the initial premium (after taxes) were invested to earn interest at 5% compounded annually. The premium payment is illustrated as if made at the beginning of the year. These illustrations assume that no Policy loans have been made.

  The amounts shown for the death benefits, Accumulated Values and Net Cash Surrender Values, reflect the fact that the net investment return on the Variable Accounts is lower than the gross investment return on the assets as a result of charges levied against the Variable Accounts. These values also take into account any administration charges, and Net Cash Surrender Value takes into account any Surrender Charge. The Fund's daily investment advisory fee is assumed to be equivalent to an annual weighted rate of 0.60% of the aggregate average daily net assets of the Fund. This hypothetical rate is representative of the weighted average investment advisory fee applicable to the Portfolios of the Fund available as options under the Policy. The amounts shown would differ if unisex rates were used. On those illustrations assuming current rates, the amount would also differ if either Insured were a smoker and smoker rates were used.

  The tables also reflect other expenses of the Fund at the weighted rate of 0.08% of the average daily net assets of a Portfolio, which amounts to 0.68% of the average daily net assets of a Portfolio including the investment advisory fees, operating expenses, and exclusive of any foreign taxes. Foreign taxes for the year ended December 31, 1997 were the following percentages of the average daily net assets of the Portfolios: 0.02% for the Equity Income Portfolio; 0.01% for the Multi-Strategy Portfolio; 0.25% for the International Portfolio; 0.02% for the Growth LT Portfolio; 0.01% for the Equity Portfolio; 0.01% for the Equity Index Portfolio; and 0.19% for the Emerging Markets Portfolio.

  After deduction of the charges and Fund expenses described above, the illustrated gross annual investment rates of return of 0%, 6%, and 12% correspond to approximate net annual rates of return of -0.68%, 5.28%, and 11.24%. The hypothetical values shown in the tables do not reflect any charges against the Variable Accounts for income taxes that may be attributable to the Variable Accounts in the future, since we are not currently making these charges.

  We will furnish upon request a comparable illustration reflecting the proposed Insured's Age, Face Amount, death benefit and premium amounts requested. In addition, upon request, illustrations will be furnished reflecting allocation of premiums to specified Variable Accounts. Such illustrations will reflect the expenses of the Portfolio of the Fund in which the Variable Account invests. Illustrations that use a hypothetical gross rate of return in excess of 12% are available to certain large institutional investors upon request.

                MODIFIED SINGLE PREMIUM VARIABLE UNIVERSAL LIFE

   Illustration of Death Benefits, Accumulated Values and Net Cash Surrender
                                    Values
                   Based on Current Cost of Insurance Rates

                              SINGLE LIFE OPTION
ISSUE AGE: 60                                              FACE AMOUNT: $80,044
CLASS: MALE NONSMOKER                                  INITIAL PREMIUM: $40,000
                                               GUIDELINE SINGLE PREMIUM %: 100%

                     PREMIUM         END OF YEAR DEATH BENEFIT ASSUMING
          END OF    PAID PLUS  HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF
          POLICY   INTEREST AT -----------------------------------------------
           YEAR        5%            0%             6%              12%
          ------   ----------- -------------- --------------- ----------------
            1       $ 42,000        $80,042      $ 80,042         $ 80,042
            2       $ 44,100        $80,042      $ 80,042         $ 80,042
            3       $ 46,305        $80,042      $ 80,042         $ 80,042
            4       $ 48,620        $80,042      $ 80,042         $ 80,042
            5       $ 51,051        $80,042      $ 80,042         $ 80,042
            6       $ 53,604        $80,042      $ 80,042         $ 80,042
            7       $ 56,284        $80,042      $ 80,042         $ 86,443
            8       $ 59,098        $80,042      $ 80,042         $ 93,367
            9       $ 62,053        $80,042      $ 80,042         $100,838
           10       $ 65,156        $80,042      $ 80,042         $108,899
           15       $ 83,157        $80,042      $ 80,042         $160,317
           20       $106,132        $80,042      $ 83,105         $251,083
           25       $135,454        $80,042      $100,716         $400,728
           30       $172,877        $80,042      $122,059         $639,560
           35       $220,640        $80,042      $142,325         $982,101


          END OF YEAR ACCUMULATED VALUE    END OF YEAR NET CASH SURRENDER VALUE
        ASSUMING HYPOTHETICAL GROSS ANNUAL  ASSUMING HYPOTHETICAL GROSS ANNUAL
END OF         INVESTMENT RETURN OF                INVESTMENT RETURN OF
POLICY  ---------------------------------- -------------------------------------
 YEAR      0%           6%          12%         0%           6%          12%
------  ----------- ------------ --------- ----------- ------------ ------------
   1    $38,902     $ 41,236     $ 43,570    $35,012     $ 37,236     $ 39,570
   2    $37,795     $ 42,469     $ 47,415    $34,015     $ 38,469     $ 43,415
   3    $36,718     $ 43,739     $ 51,603    $33,413     $ 40,139     $ 48,003
   4    $35,671     $ 45,049     $ 56,208    $32,817     $ 41,849     $ 53,008
   5    $34,652     $ 46,400     $ 61,225    $32,227     $ 43,600     $ 58,425
   6    $33,662     $ 47,792     $ 66,689    $31,642     $ 45,392     $ 64,289
   7    $32,699     $ 49,227     $ 72,641    $31,064     $ 47,227     $ 70,641
   8    $31,762     $ 50,707     $ 79,124    $30,491     $ 49,107     $ 77,524
   9    $30,851     $ 52,274     $ 86,186    $29,925     $ 51,074     $ 84,986
  10    $29,965     $ 53,889     $ 93,878    $29,965     $ 53,889     $ 93,878
  15    $26,947     $ 65,308     $149,829    $26,947     $ 65,308     $149,829
  20    $24,215     $ 79,148     $239,127    $24,215     $ 79,148     $239,127
  25    $21,741     $ 95,920     $381,645    $21,741     $ 95,920     $381,645
  30    $19,500     $116,247     $609,105    $19,500     $116,247     $609,105
  35    $17,470     $140,916     $972,377    $17,470     $140,916     $972,377

-------
This illustration assumes no policy loans or partial withdrawals have been made.

THE DEATH BENEFITS, ACCUMULATED VALUES AND CASH SURRENDER VALUES WILL DIFFER IF PREMIUMS ARE PAID IN DIFFERENT AMOUNTS OR AT DIFFERENT TIMES.

THE HYPOTHETICAL INVESTMENT RATES SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED TO REPRESENT PAST OR FUTURE INVESTMENT RESULTS. ACTUAL RATES MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE TO VARIABLE ACCOUNTS AND THE EXPERIENCE OF THE ACCOUNTS. NO REPRESENTATION CAN BE MADE BY US, THE SEPARATE ACCOUNT OR THE FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

THIS IS AN ILLUSTRATION ONLY. AN ILLUSTRATION IS NOT INTENDED TO PREDICT ACTUAL PERFORMANCE. INTEREST RATES, DIVIDENDS, AND VALUES SET FORTH IN THE ILLUSTRATION ARE NOT GUARANTEED.

                MODIFIED SINGLE PREMIUM VARIABLE UNIVERSAL LIFE

  Illustration of Death Benefits, Accumulated Values, and Net Cash Surrender
                                    Values
                  Based on Guaranteed Cost of Insurance Rates

                              SINGLE LIFE OPTION
ISSUE AGE: 60                                              FACE AMOUNT: $80,042
CLASS: MALE NONSMOKER                                  INITIAL PREMIUM: $40,000
                                               GUIDELINE SINGLE PREMIUM %: 100%

                     PREMIUM          END OF YEAR DEATH BENEFIT ASSUMING
          END OF    PAID PLUS   HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF
          POLICY   INTEREST AT ------------------------------------------------
           YEAR        5%            0%              6%              12%
          ------   ----------- --------------- --------------- ----------------
            1       $ 42,000       $80,042         $80,042         $ 80,042
            2       $ 44,100       $80,042         $80,042         $ 80,042
            3       $ 46,305       $80,042         $80,042         $ 80,042
            4       $ 48,620       $80,042         $80,042         $ 80,042
            5       $ 51,051       $80,042         $80,042         $ 80,042
            6       $ 53,604       $80,042         $80,042         $ 80,042
            7       $ 56,284       $80,042         $80,042         $ 82,574
            8       $ 59,098       $80,042         $80,042         $ 89,124
            9       $ 62,053       $80,042         $80,042         $ 96,170
           10       $ 65,156       $80,042         $80,042         $103,749
           15       $ 83,157          *            $80,042         $150,941
           20       $106,132          *            $80,042         $235,245
           25       $135,454          *            $80,042         $369,443
           30       $172,877          *               *            $570,211
           35       $220,640          *               *            $854,424


          END OF YEAR ACCUMULATED VALUE    END OF YEAR NET CASH SURRENDER VALUE
        ASSUMING HYPOTHETICAL GROSS ANNUAL  ASSUMING HYPOTHETICAL GROSS ANNUAL
END OF         INVESTMENT RETURN OF                INVESTMENT RETURN OF
POLICY  ---------------------------------- ------------------------------------
 YEAR       0%        6%          12%          0%          6%          12%
------  ---------- ---------- ------------ ----------- ----------- ------------
   1     $38,418    $40,760    $ 43,103      $34,576     $36,760     $ 39,103
   2     $36,738    $41,456    $ 46,455      $33,064     $37,456     $ 42,455
   3     $34,987    $42,120    $ 50,132      $31,838     $38,520     $ 46,532
   4     $33,149    $42,744    $ 54,225      $30,497     $39,544     $ 51,025
   5     $31,206    $43,321    $ 58,752      $29,021     $40,521     $ 55,952
   6     $29,140    $43,843    $ 63,781      $27,391     $41,443     $ 61,381
   7     $26,932    $44,304    $ 69,390      $25,585     $42,304     $ 67,390
   8     $24,561    $44,695    $ 75,529      $23,578     $43,095     $ 73,929
   9     $22,000    $45,006    $ 82,196      $21,340     $43,806     $ 80,996
  10     $19,213    $45,223    $ 89,439      $19,213     $45,223     $ 89,439
  15        *       $45,633    $141,066         *        $45,633     $141,066
  20        *       $38,851    $224,043         *        $38,851     $224,043
  25        *       $ 9,318    $351,851         *        $ 9,318     $351,851
  30        *          *       $543,058         *           *        $543,058
  35        *          *       $845,964         *           *        $845,964

-------
This illustration assumes no policy loans or partial withdrawals have been made.

*Additional payment will be required to prevent policy termination.

THE DEATH BENEFITS, ACCUMULATED VALUES AND CASH SURRENDER VALUES WILL DIFFER IF PREMIUMS ARE PAID IN DIFFERENT AMOUNTS OR AT DIFFERENT TIMES.

THE HYPOTHETICAL INVESTMENT RATES SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED TO REPRESENT PAST OR FUTURE INVESTMENT RESULTS. ACTUAL RATES MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE TO VARIABLE ACCOUNTS AND THE EXPERIENCE OF THE ACCOUNTS. NO REPRESENTATION CAN BE MADE BY US, THE SEPARATE OR THE FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

THIS IS AN ILLUSTRATION ONLY. AN ILLUSTRATION IS NOT INTENDED TO PREDICT ACTUAL PERFORMANCE. INTEREST RATES, DIVIDENDS, AND VALUES SET FORTH IN THE ILLUSTRATION ARE NOT GUARANTEED.

                MODIFIED SINGLE PREMIUM VARIABLE UNIVERSAL LIFE

   Illustration of Death Benefits, Accumulated Values and Net Cash Surrender
                                    Values
                   Based on Current Cost of Insurance Rates

                              SINGLE LIFE OPTION
ISSUE AGE: 60                                              FACE AMOUNT: $94,464
CLASS: FEMALE NONSMOKER                                INITIAL PREMIUM: $40,000
                                               GUIDELINE SINGLE PREMIUM %: 100%

                     PREMIUM         END OF YEAR DEATH BENEFIT ASSUMING
          END OF    PAID PLUS  HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF
          POLICY   INTEREST AT -----------------------------------------------
           YEAR        5%            0%             6%              12%
          ------   ----------- -------------- --------------- ----------------
            1       $ 42,000      $94,464        $ 94,464        $ 94,464
            2       $ 44,100      $94,464        $ 94,464        $ 94,464
            3       $ 46,305      $94,464        $ 94,464        $ 94,464
            4       $ 48,620      $94,464        $ 94,464        $ 94,464
            5       $ 51,051      $94,464        $ 94,464        $ 94,464
            6       $ 53,604      $94,464        $ 94,464        $ 94,464
            7       $ 56,284      $94,464        $ 94,464        $ 94,464
            8       $ 59,098      $94,464        $ 94,464        $ 94,464
            9       $ 62,053      $94,464        $ 94,464        $101,057
           10       $ 65,156      $94,464        $ 94,464        $109,313
           15       $ 83,157      $94,464        $ 94,464        $161,040
           20       $106,132      $94,464        $ 94,464        $252,881
           25       $135,454      $94,464        $100,716        $403,598
           30       $172,877      $94,464        $122,059        $644,140
           35       $220,640      $94,464        $142,347        $989,287


          END OF YEAR ACCUMULATED VALUE     END OF YEAR NET CASH SURRENDER VALUE
        ASSUMING HYPOTHETICAL GROSS ANNUAL   ASSUMING HYPOTHETICAL GROSS ANNUAL
END OF         INVESTMENT RETURN OF                 INVESTMENT RETURN OF
POLICY  ---------------------------------- -------------------------------------
 YEAR       0%          6%        12%        0%           6%          12%
------  ---------- ----------- ----------- ----------- ------------ ------------
   1      $38,902    $ 41,236    $ 43,570    $35,012     $ 37,236     $ 39,570
   2      $37,795    $ 42,469    $ 47,415    $34,015     $ 38,469     $ 43,415
   3      $36,718    $ 43,739    $ 51,603    $33,413     $ 40,139     $ 48,003
   4      $35,671    $ 45,049    $ 56,208    $32,817     $ 41,849     $ 53,008
   5      $34,652    $ 46,400    $ 61,225    $32,227     $ 43,600     $ 58,425
   6      $33,662    $ 47,792    $ 66,689    $31,642     $ 45,392     $ 64,289
   7      $32,699    $ 49,227    $ 72,641    $31,064     $ 47,227     $ 70,641
   8      $31,762    $ 50,707    $ 79,167    $30,491     $ 49,107     $ 77,567
   9      $30,851    $ 52,274    $ 86,373    $29,925     $ 51,074     $ 85,173
  10      $29,965    $ 53,889    $ 94,236    $29,965     $ 53,889     $ 94,236
  15      $26,947    $ 65,308    $150,504    $26,947     $ 65,308     $150,504
  20      $24,215    $ 79,148    $240,839    $24,215     $ 79,148     $240,839
  25      $21,741    $ 95,920    $384,379    $21,741     $ 95,920     $384,379
  30      $19,500    $116,247    $613,467    $19,500     $116,247     $613,467
  35      $17,470    $140,938    $979,492    $17,470     $140,938     $979,492

-------
This illustration assumes no policy loans or partial withdrawals have been made.

THE DEATH BENEFITS, ACCUMULATED VALUES AND CASH SURRENDER VALUES WILL DIFFER IF PREMIUMS ARE PAID IN DIFFERENT AMOUNTS OR AT DIFFERENT TIMES.

THE HYPOTHETICAL INVESTMENT RATES SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED TO REPRESENT PAST OR FUTURE INVESTMENT RESULTS. ACTUAL RATES MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE TO VARIABLE ACCOUNTS AND THE EXPERIENCE OF THE ACCOUNTS. NO REPRESENTATION CAN BE MADE BY US, THE SEPARATE OR THE FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

THIS IS AN ILLUSTRATION ONLY. AN ILLUSTRATION IS NOT INTENDED TO PREDICT ACTUAL PERFORMANCE. INTEREST RATES, DIVIDENDS, AND VALUES SET FORTH IN THE ILLUSTRATION ARE NOT GUARANTEED.

                MODIFIED SINGLE PREMIUM VARIABLE UNIVERSAL LIFE

   Illustration of Death Benefits, Accumulated Values and Net Cash Surrender
                                    Values
                  Based on Guaranteed Cost of Insurance Rates

                              SINGLE LIFE OPTION
ISSUE AGE: 60                                              FACE AMOUNT: $94,464
CLASS: FEMALE NONSMOKER                                INITIAL PREMIUM: $40,000
                                               GUIDELINE SINGLE PREMIUM %: 100%



                     PREMIUM          END OF YEAR DEATH BENEFIT ASSUMING
          END OF    PAID PLUS   HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF
          POLICY   INTEREST AT ------------------------------------------------
           YEAR        5%            0%              6%              12%
          ------   ----------- --------------- --------------- ----------------
            1       $ 42,000       $94,464         $94,464         $ 94,464
            2       $ 44,100       $94,464         $94,464         $ 94,464
            3       $ 46,305       $94,464         $94,464         $ 94,464
            4       $ 48,620       $94,464         $94,464         $ 94,464
            5       $ 51,051       $94,464         $94,464         $ 94,464
            6       $ 53,604       $94,464         $94,464         $ 94,464
            7       $ 56,284       $94,464         $94,464         $ 94,464
            8       $ 59,098       $94,464         $94,464         $ 94,464
            9       $ 62,053       $94,464         $94,464         $ 97,501
           10       $ 65,156       $94,464         $94,464         $105,467
           15       $ 83,157       $94,464         $94,464         $155,245
           20       $106,132          *            $94,464         $243,768
           25       $135,454          *            $94,464         $386,376
           30       $172,877          *               *            $602,239
           35       $220,640          *               *            $906,414




          END OF YEAR ACCUMULATED VALUE    END OF YEAR NET CASH SURRENDER VALUE
        ASSUMING HYPOTHETICAL GROSS ANNUAL  ASSUMING HYPOTHETICAL GROSS ANNUAL
END OF         INVESTMENT RETURN OF                INVESTMENT RETURN OF
POLICY  ---------------------------------- ------------------------------------
 YEAR       0%         6%          12%         0%          6%          12%
------  ----------- ---------- ----------- ----------- ----------- ------------
   1      $38,563    $40,902     $ 43,242    $34,706     $36,902    $ 39,242
   2      $37,062    $41,763     $ 46,743    $33,356     $37,763    $ 42,743
   3      $35,525    $42,614     $ 50,569    $32,328     $39,014    $ 46,969
   4      $33,937    $43,445     $ 54,801    $31,222     $40,245    $ 51,601
   5      $32,285    $44,249     $ 59,440    $30,025     $41,449    $ 56,640
   6      $30,561    $45,023     $ 64,543    $28,728     $42,623    $ 62,143
   7      $28,758    $45,765     $ 70,175    $27,320     $43,765    $ 68,175
   8      $26,869    $46,476     $ 76,412    $25,795     $44,876    $ 74,812
   9      $24,888    $47,153     $ 83,334    $24,142     $45,953    $ 82,134
  10      $22,796    $47,788     $ 90,920    $22,796     $47,788    $ 90,920
  15      $ 9,713    $51,435     $145,089    $ 9,713     $51,435    $145,089
  20         *       $50,984     $232,160       *        $50,984    $232,160
  25         *       $37,955     $367,977       *        $37,955    $367,977
  30         *          *        $573,561       *           *       $573,561
  35         *          *        $897,439       *           *       $897,439

-------
This illustration assumes no policy loans or partial withdrawals have been made.

*Additional payment will be required to prevent policy termination.

THE DEATH BENEFITS, ACCUMULATED VALUES AND CASH SURRENDER VALUES WILL DIFFER IF PREMIUMS ARE PAID IN DIFFERENT AMOUNTS OR AT DIFFERENT TIMES.

THE HYPOTHETICAL INVESTMENT RATES SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED TO REPRESENT PAST OR FUTURE INVESTMENT RESULTS. ACTUAL RATES MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE TO VARIABLE ACCOUNTS AND THE EXPERIENCE OF THE ACCOUNTS. NO REPRESENTATION CAN BE MADE BY US, THE SEPARATE ACCOUNT OR THE FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

THIS IS AN ILLUSTRATION ONLY. AN ILLUSTRATION IS NOT INTENDED TO PREDICT ACTUAL PERFORMANCE. INTEREST RATES, DIVIDENDS, AND VALUES SET FORTH IN THE ILLUSTRATION ARE NOT GUARANTEED.

                MODIFIED SINGLE PREMIUM VARIABLE UNIVERSAL LIFE

   Illustration of Death Benefits, Accumulated Values and Net Cash Surrender
                                    Values
                   Based on Current Cost of Insurance Rates

                             LAST SURVIVOR OPTION
ISSUE AGE: 60                                             FACE AMOUNT: $114,737
CLASS: MALE/FEMALE NONSMOKER                           INITIAL PREMIUM: $40,000
                                               GUIDELINE SINGLE PREMIUM %: 100%

                     PREMIUM         END OF YEAR DEATH BENEFIT ASSUMING
          END OF    PAID PLUS  HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF
          POLICY   INTEREST AT ----------------------------------------------
           YEAR        5%            0%             6%             12%
          ------   ----------- -------------- -------------- ----------------
            1       $ 42,000      $114,737       $114,737      $  114,737
            2       $ 44,100      $114,737       $114,737      $  114,737
            3       $ 46,305      $114,737       $114,737      $  114,737
            4       $ 48,620      $114,737       $114,737      $  114,737
            5       $ 51,051      $114,737       $114,737      $  114,737
            6       $ 53,604      $114,737       $114,737      $  114,737
            7       $ 56,284      $114,737       $114,737      $  114,737
            8       $ 59,098      $114,737       $114,737      $  114,737
            9       $ 62,053      $114,737       $114,737      $  114,737
           10       $ 65,156      $114,737       $114,737      $  114,737
           15       $ 83,157      $114,737       $114,737      $  167,067
           20       $106,132      $114,737       $114,737      $  263,338
           25       $135,454      $114,737       $114,737      $  422,395
           30       $172,877      $114,737       $128,843      $  677,524
           35       $220,640      $114,737       $150,951      $1,045,352


           END OF YEAR ACCUMULATED VALUE   END OF YEAR NET CASH SURRENDER VALUE
        ASSUMING HYPOTHETICAL GROSS ANNUAL  ASSUMING HYPOTHETICAL GROSS ANNUAL
END OF         INVESTMENT RETURN OF                INVESTMENT RETURN OF
POLICY  ---------------------------------- ------------------------------------
 YEAR        0%          6%        12%         0%         6%           12%
------  ----------- ----------- ---------- ---------- ----------- -------------
   1      $39,085    $ 41,430   $   43,776   $35,176    $ 37,430    $   39,776
   2      $38,123    $ 42,843   $   47,839   $34,310    $ 38,843    $   43,839
   3      $37,148    $ 44,275   $   52,258   $33,805    $ 40,675    $   48,658
   4      $36,198    $ 45,738   $   57,108   $33,302    $ 42,538    $   53,908
   5      $35,271    $ 47,252   $   62,393   $32,802    $ 44,452    $   59,593
   6      $34,367    $ 48,817   $   68,166   $32,305    $ 46,417    $   65,766
   7      $33,485    $ 50,435   $   74,473   $31,810    $ 48,435    $   72,473
   8      $32,624    $ 52,150   $   81,364   $31,319    $ 50,550    $   79,764
   9      $31,785    $ 53,923   $   88,892   $30,831    $ 52,723    $   87,692
  10      $30,966    $ 55,756   $   97,131   $30,966    $ 55,756    $   97,131
  15      $27,994    $ 67,911   $  156,137   $27,994    $ 67,911    $  156,137
  20      $25,290    $ 82,715   $  250,798   $25,290    $ 82,715    $  250,798
  25      $22,828    $100,746   $  402,281   $22,828    $100,746    $  402,281
  30      $20,588    $122,707   $  645,261   $20,588    $122,707    $  645,261
  35      $18,549    $149,456   $1,035,002   $18,549    $149,456    $1,035,002

-------
This illustration assumes no policy loan s or partial withdrawals have been made.

THE DEATH BENEFITS, ACCUMULATED VALUES A ND CASH SURRENDER VALUES WILL DIFFER IF PREMIUMS ARE PAID IN DIFFERENT AMOUNT S OR AT DIFFERENT TIMES.

THE HYPOTHETICAL INVESTMENT RATES SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED TO REPRESENT PAST OR FUTURE INVESTMENT RESULTS. ACTUAL RATES MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE TO VARIABLE ACCOUNTS AND THE EXPERIENCE OF THE ACCOUNTS. NO REPRESENTATION CAN BE MADE BY US, THE SEPARATE ACCOUNT OR THE FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

THIS IS AN ILLUSTRATION ONLY. AN ILLUSTRATION IS NOT INTENDED TO PREDICT ACTUAL PERFORMANCE. INTEREST RATES, DIVIDENDS, AND VALUES SET FORTH IN THE ILLUSTRATION ARE NOT GUARANTEED.

                MODIFIED SINGLE PREMIUM VARIABLE UNIVERSAL LIFE

   Illustration of Death Benefits, Accumulated Values and Net Cash Surrender
                                    Values
                  Based on Guaranteed Cost of Insurance Rates

                             LAST SURVIVOR OPTION
ISSUE AGE: 60                                             FACE AMOUNT: $114,737
CLASS: MALE/FEMALE NONSMOKER                           INITIAL PREMIUM: $40,000
                                               GUIDELINE SINGLE PREMIUM %: 100%

                     PREMIUM         END OF YEAR DEATH BENEFIT ASSUMING
          END OF    PAID PLUS   HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF
          POLICY   INTEREST AT ------------------------------------------------
           YEAR        5%            0%              6%              12%
          ------   ----------- --------------- --------------- ----------------
            1       $ 42,000      $114,737         $114,737        $114,737
            2       $ 44,100      $114,737         $114,737        $114,737
            3       $ 46,305      $114,737         $114,737        $114,737
            4       $ 48,620      $114,737         $114,737        $114,737
            5       $ 51,051      $114,737         $114,737        $114,737
            6       $ 53,604      $114,737         $114,737        $114,737
            7       $ 56,284      $114,737         $114,737        $114,737
            8       $ 59,098      $114,737         $114,737        $114,737
            9       $ 62,053      $114,737         $114,737        $114,737
           10       $ 65,156      $114,737         $114,737        $114,737
           15       $ 83,157      $114,737         $114,737        $166,715
           20       $106,132          *            $114,737        $262,638
           25       $135,454          *            $114,737        $417,269
           30       $172,877          *            $114,737        $650,907
           35       $220,640          *                *           $979,557


          END OF YEAR ACCUMULATED VALUE    END OF YEAR NET CASH SURRENDER VALUE
        ASSUMING HYPOTHETICAL GROSS ANNUAL  ASSUMING HYPOTHETICAL GROSS ANNUAL
END OF         INVESTMENT RETURN OF                INVESTMENT RETURN OF
POLICY  ---------------------------------- ------------------------------------
 YEAR       0%          6%         12%        0%          6%          12%
------  ---------- ---------- ------------ ----------- ----------- ------------
   1     $39,085     $41,430     $ 43,776    $35,176     $37,430     $ 39,776
   2     $38,123     $42,843     $ 47,839    $34,310     $38,843     $ 43,839
   3     $37,147     $44,275     $ 52,258    $33,803     $40,675     $ 48,658
   4     $36,147     $45,718     $ 57,108    $33,255     $42,518     $ 53,908
   5     $35,113     $47,166     $ 62,385    $32,656     $44,366     $ 59,585
   6     $34,033     $48,612     $ 68,130    $31,991     $46,212     $ 65,730
   7     $32,893     $50,047     $ 74,392    $31,248     $48,047     $ 72,392
   8     $31,679     $51,464     $ 81,231    $30,411     $49,864     $ 79,631
   9     $30,374     $52,897     $ 88,716    $29,463     $51,697     $ 87,516
  10     $28,960     $54,293     $ 96,927    $28,960     $54,293     $ 96,927
  15     $19,619     $62,023     $155,808    $19,619     $62,023     $155,808
  20        *        $65,714     $250,131       *        $65,714     $250,131
  25        *        $57,513     $397,399       *        $57,513     $397,399
  30        *        $ 1,420     $619,911       *        $ 1,420     $619,911
  35        *           *        $969,858       *           *        $969,858

-------
This illustration assumes no policy loans or partial withdrawals have been made.

*Additional payment will be required to prevent policy termination.

THE DEATH BENEFITS, ACCUMULATED VALUES AND CASH SURRENDER VALUES WILL DIFFER IF PREMIUMS ARE PAID IN DIFFERENT AMOUNTS OR AT DIFFERENT TIMES.

THE HYPOTHETICAL INVESTMENT RATES SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED TO REPRESENT PAST OR FUTURE INVESTMENT RESULTS. ACTUAL RATES MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE TO VARIABLE ACCOUNTS AND THE EXPERIENCE OF THE ACCOUNTS. NO REPRESENTATION CAN BE MADE BY US, THE SEPARATE ACCOUNT OR THE FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

THIS IS AN ILLUSTRATION ONLY. AN ILLUSTRATION IS NOT INTENDED TO PREDICT ACTUAL PERFORMANCE. INTEREST RATES, DIVIDENDS, AND VALUES SET FORTH IN THE ILLUSTRATION ARE NOT GUARANTEED.

                   [LOGO OF PACIFIC SELECT ESTATE MAXIMIZER]

                              Underwritten By

                        Pacific Life Insurance Company
                           700 Newport Center Drive
                                P.O. Box 9000
                     Newport Beach, California 92660

                             Underwritten by:

                            [LOGO OF PACIFIC LIFE]

                        PACIFIC LIFE INSURANCE COMPANY
                           700 NEWPORT CENTER DRIVE
                           NEWPORT BEACH, CA 92660
                              (800) 800-7681

               VISIT US AT OUR WEBSITE: WWW.PACIFICLIFE.COM

            [LOGO OF INSURANCE MARKETPLACE STANDARDS ASSOCIATION]

 *Membership promotes ethical market conduct for individual life insurance and annuities

FORM NO. 15-20632-02

                 Supplement to Prospectus Dated May 1, 1998 for
       Pacific Select Exec, Pacific Select Choice, Pacific Select Estate Preserver Last Survivor and Pacific Select Estate Preserver II Last Survivor
               Flexible Premium Variable Life Insurance Policies
                      and Pacific Select Estate Maximizer
            Modified Single Premium Variable Life Insurance Policies
                 Each Issued by Pacific Life Insurance Company

     Capitalized terms used in this supplement are defined in the prospectuses referred to above or the prospectus for M Fund, Inc. ("M Fund").

Introduction

     A Policy Owner may choose to allocate net premium payments to four additional options available under the Policy (the "Investment Options") that are funded through the Variable Accounts of the Separate Account: The Edinburgh Overseas Equity Variable Account ("Variable Account I"), Turner Core Growth Variable Account ("Variable Account II"), the Frontier Capital Appreciation Variable Account ("Variable Account III"), and the Enhanced U.S. Equity Variable Account ("Variable Account IV"). A Policy Owner also may transfer Accumulated Value to the Variable Accounts funding these additional Variable Investment Options. The Variable Accounts funding the additional Variable Investment Options invest in the following corresponding portfolios ("Portfolios") of M
Fund:

        Variable Account I:   Edinburgh Overseas Equity Fund
        Variable Account II:  Turner Core Growth Fund
        Variable Account III: Frontier Capital Appreciation Fund
        Variable Account IV:  Enhanced U.S. Equity Fund

     In addition to these Investment Options, a Policy Owner may allocate all or a portion of net premium payments and transfer Accumulated Value to the Variable Accounts or the Fixed Account of Pacific Life Insurance Company ("Pacific Life", "we" "us", or "our", formerly known as Pacific Mutual Life Insurance Company) described in the accompanying prospectus for the Policy.

     Except as described below in relation to the four additional Variable Investment Options, all features of the Policy and all operational procedures regarding the Policy remain in effect as described in the Policy's prospectus.

INFORMATION ABOUT M FUND

M Fund, Inc.

     M Fund is a diversified, open-end management investment company registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940. M Fund currently offers four separate Portfolios as Investment Options under the Policies. Each Portfolio pursues different investment objectives and policies. The shares of each Portfolio are purchased by us for the corresponding Variable Account at net asset value, i.e., without sales load.
                                                       ----
All dividends and capital gains distributions received from a Portfolio are automatically reinvested in such Portfolio at net asset value, unless we, on behalf of the Separate Account, elect otherwise. M Fund shares may be redeemed by us at their net asset value to the extent necessary to make payments under the Policies.

     The chart below summarizes some basic information about each Portfolio of M Fund offered to the Separate Account. There can be no assurance that any Portfolio will achieve its objective. More detailed information is contained in the accompanying prospectus of M Fund, including information on the risks associated with the investments and investment techniques of each Portfolio of M Fund.

     M FUND'S PROSPECTUS ACCOMPANIES THIS PROSPECTUS SUPPLEMENT AND SHOULD BE READ CAREFULLY BEFORE INVESTING.

                                                    Primary Investments          Investment
                                                      (under normal          Adviser/Portfolio
Portfolio                      Objective              circumstances)              Manager
-----------------------   --------------------       --------------------    ---------------------

Edinburgh Overseas        Long-term capital          Common stock and         M Financial Invest-
 Equity Fund              appreciation with          common stock equi-       ment Advisers, Inc.
                          reasonable invest-         valents of foreign       ("MFIA")/Edinburgh
                          ment risk through          issuers, including       Fund Managers plc.
                          active management          smaller issuers and
                          and investment in          issuers located in
                          common stock and           small, emerging
                          common stock equi-         markets
                          valents of foreign
                          issuers

Turner Core Growth        Long-term capital          Common stocks that       MFIA/Turner
 Fund                     appreciation through       show strong earnings     Investment Partners,
                          a diversified port-        potential with           Inc.
                          folio of common            reasonable market
                          stocks that show           prices
                          strong earnings
                          potential with
                          reasonable market
                          prices

Frontier Capital          Maximum capital            Common stock of com-     MFIA/Frontier
 Appreciation Fund        appreciation through       panies of all sizes,     Capital Management
                          investment in common       with emphasis on         Company, Inc.
                          stock of companies         stocks of small- to
                          of all sizes, with         medium-capitaliza-
                          emphasis on stocks         tion companies
                          of small- to medium-       (i.e., companies
                                                      ----
                          capitalization             with market capi-
                          companies                  talization of less
                                                     than $3 billion)

Enhanced U.S. Equity      Above-market total         Common stocks of         MFIA/Franklin
 Fund                     return through in-         companies perceived      Portfolio Associates
                          vestment in common         to provide a return      LLC
                          stock of companies         higher than that of
                          perceived to provide       the S&P 500 at
                          a return higher than       approximately the
                          that of the                same level of
                          Standard & Poor's          investment risk
                          500 Composite Stock
                          Price Index ("S&P
                          500") at approximately
                          the same level of
                          investment risk as the
                          S&P 500

The Investment Adviser and Portfolio Managers

     M Financial Investment Advisers, Inc. ("MFIA") serves as Investment Adviser to each Portfolio of M Fund. MFIA has engaged other firms, as shown in the chart above, to serve as Portfolio Managers under the supervision of MFIA and M Fund's Board of Directors.

     We assume no responsibility for the operation of M Fund or any Portfolio thereof, or the compliance of M Fund or the Portfolio with any applicable law.

SUMMARY OF THE POLICY

     The following supplements the discussion included in the Policy's prospectus under "SUMMARY OF THE POLICY: Charges and Deductions".

M Fund Expenses after Expense Limitation (as a percentage of each Fund's average net assets).

                                        Advisory      Other       Total
                                           Fee      Expenses    Expenses
                                        ---------   ---------   ---------

Edinburgh Overseas Equity Fund           1.05%        .25%        1.30%
Turner Core Growth Fund                   .45%        .25%         .70%
Frontier Capital Appreciation Fund        .90%        .25%        1.15%
Enhanced U.S. Equity Fund                 .55%        .25%         .80%

     The expenses listed for each of the M Fund Portfolios reflect current expenses for the year ended December 31, 1997, and reflect the policy of MFIA to pay operating expenses of M Fund (not including brokerage or other portfolio transaction expenses or expenses of litigation, indemnification, taxes or other extraordinary expenses) to the extent such expenses, as accrued for each Portfolio for the year ended December 31, 1997, exceed .25% of that Portfolio's average daily net assets. In the absence of this policy, such expenses would have exceeded the expense cap and total expenses for the year ended December 31, 1997, would have been 4.94% for the Edinburgh Overseas Equity Fund, 6.20% for the Turner Core Growth Fund, 2.86% for the Frontier Capital Appreciation Fund and 5.42% for the Enhanced U.S. Equity Fund, respectively; MFIA has extended this policy through December 31, 1998. There can be no assurance that MFIA will continue this policy in the future.

     M Fund's expenses are assessed at the Fund level and are not direct charges against the Variable Accounts or the Policy's Accumulated Value. These expenses are taken into account in computing each Portfolio's net asset value, which in turn is used to compute the corresponding Variable Account's Accumulation Unit Value. M Fund's investment advisory fees and operating expenses are more fully described in M Fund's prospectus, which accompanies this prospectus.

THE POLICY

     All features of the Policy described in its prospectus remain intact.

     The following discussion supplements the one included in the Policy's prospectus under "CHARGES AND DEDUCTIONS - Other Charges."

     Other Charges

          M Fund and each of its Portfolios incur certain charges, including the investment advisory fee, and certain operating expenses. M Fund is governed by its Board of Directors. M Fund's expenses are not fixed or specified under the terms of the Policy, and these expenses may vary from year to year. The advisory fees and other expenses are more fully described in the prospectus of M Fund.

     We will exercise voting rights attributable to shares of M Fund consistent with the discussion in the prospectus on "Voting of Fund Shares." The rights we have as described in the prospectus under "Disregard of Voting Instructions" and "Substitution of Investments" also apply to M Fund and its Portfolios.

Report to Owners

     We will send to each Policy Owner any annual and semiannual reports containing financial statements for M Fund that we receive from that fund.

ILLUSTRATIONS

Upon request, we will furnish individualized illustrations reflecting allocation of net premiums to one or more of the Variable Accounts that each invest in a corresponding Portfolio of M Fund, which will reflect the expenses (after payment of certain operating expenses by MFIA and exclusive of foreign taxes) of the Portfolio(s), described above, and under "SUMMARY OF THE POLICY: Charges and Deductions". Foreign taxes were equal to 0.23% and 0.01% of the average daily net assets of the Edinburgh Overseas Equity Fund, and the Enhanced U.S. Equity Fund, respectively.



Supplement Dated May 1, 1998

Form No. 15-20535-03

PART II.  ADDITIONAL INFORMATION NOT REQUIRED IN PROSPECTUS

CONTENTS OF REGISTRATION STATEMENT

     This Registration Statement on Form S-6 comprises the following papers and documents:

     The facing sheet.
     The cross-reference sheet.

     The prospectus consisting of 88 pages (including illustrations).

     Supplement to Prospectus dated May 1, 1998 consisting of 4 pages. The undertaking to file reports.

     Representation pursuant to Section 26(e) of the Investment Company Act of 1940.
     The signatures.

     Written consent of the following person (included in the exhibits shown below):
     Deloitte & Touche LLP, Independent Auditors

The following exhibits:

1.   (1)    (a)  Resolution of the Board of Directors of the Depositor dated
                 November 22, 1989 and copies of the Memoranda concerning
                 Pacific Select Exec Separate Account dated May 12, 1988 and
                 January 26, 1993./1/

            (b) Resolution of the Board of Directors of Pacific Life Insurance Company authorizing conformity to the terms of the current Bylaws./1/
     (2)    Inapplicable

     (3)    (a)   Distribution Agreement Between Pacific Mutual Life Insurance
                  Company and Pacific Mutual Distributors, Inc. (formerly known as Pacific Equities Network)/1/

            (b) Form of Selling Agreement Between Pacific Mutual Distributors, Inc. and Various Broker-Dealers/1/
     (4)    Inapplicable

     (5)    (a)   Pacific Select Estate Maximizer Modified Single Premium
                  Variable Life Insurance Policy (Form 97-50)/1/

            (b) Last Survivor Pacific Select Estate Maximizer Modified Single Premium Variable Life Insurance Policy (Form 97-50-J)/1/

            (c)   Accelerated Living Benefit Rider (Form R92-ABR)/1/

     (6)    (a)   Articles of Incorporation of Pacific Life Insurance
                  Company

            (b)   Bylaws of Pacific Life Insurance Company
     (7)    Inapplicable
     (8)    Inapplicable

     (9)    (a)   Participation Agreement Between Pacific Mutual Life Insurance
                  Company and Pacific Select Fund/1/

            (b) M Fund Inc. Participation Agreement with Pacific Mutual Life Insurance Company/2/

     (10)   Applications and General Questionnaire/1/

2. Form of Opinion and Consent of Legal Officer of Pacific Mutual as to Legality of Policies Being Registered/1/ (Incorporated by reference to Exhibit No. 3 filed in Registrant's Registration Statement on Form S-6 filed via EDGAR on October 11, 1996, File No. 333-14005, Accession Number 0001017062-96-000287.)

3.   Inapplicable

4.   Inapplicable

 5.   Inapplicable

 6.   (a)   Consent of Deloitte & Touche, LLP, Independent Auditors

      (b)   Consent of Dechert Price & Rhoads/1/

 7.   Opinion of Actuary

 8.   Memorandum Describing Issuance, Transfer, and Redemption
      Procedures/1/

 9.   Powers of Attorney

/1/ Filed as part of the Registration Statement on Form S-6 filed via EDGAR on October 11, 1996, File No. 333-14005, Accession Number 0001017062-96-000287.


/2/ Filed as part of the Post-Effective Amendment No. 1 to the Registration
    Statement on Form S-6 filed via EDGAR on April 25, 1997, File No. 333-14005, Accession Number 0001017062-97-000739.

UNDERTAKING TO FILE REPORTS

     Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

REPRESENTATION PURSUANT TO SECTION 26(e) OF THE INVESTMENT COMPANY ACT OF 1940

     Pacific Life Insurance Company and Registrant represent that the fees and charges to be deducted under the Variable Life Insurance Policy ("Policy") described in the prospectus contained in this registration statement are, in the aggregate, reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed in connection with the Policy.

SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant, Pacific Select Exec Separate Account of Pacific Life Insurance Company, certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 2 to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, all in the City of Newport Beach, and State of California, on this 24th day of April, 1998.

                                      PACIFIC SELECT EXEC SEPARATE ACCOUNT
                                      (Registrant)

                                 BY:  PACIFIC LIFE INSURANCE COMPANY
                                      (Depositor)

                                 BY:  _____________________________________
                                      Thomas C. Sutton*
                                      Chairman & Chief Executive Officer


BY:  /s/SHARON A. CHEEVER
     Sharon A. Cheever
     as attorney-in-fact

(Power of attorney is contained as Exhibit 9 in this Post-Effective Amendment No. 2 to the Registration Statement on Form S-6 for the Pacific Select Exec Separate Account, File No. 333-14005.)

SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, Pacific Life Insurance Company certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 2 to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, all in the City of Newport Beach, and State of California, on this 24th day of April, 1998.

                                       PACIFIC LIFE INSURANCE COMPANY
                                       (Registrant)

                                  BY:  _____________________________________
                                       Thomas C. Sutton*
                                       Chairman & Chief Executive Officer


BY:  /s/SHARON A. CHEEVER
     Sharon A. Cheever
     as attorney-in-fact

(Power of attorney is contained as Exhibit 9 in this Post-Effective Amendment No. 2 to the Registration Statement on Form S-6 for the Pacific Select Exec Separate Account; File No. 333-14005.)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:


Signature                   Title                              Date

Thomas C Sutton*            Director, Chairman of the Board    ___________, 1998
                            and Chief Executive Officer

Glenn S. Schafer*           Director and President             ___________, 1998

Khanh T. Tran*              Director, Senior Vice President    ___________, 1998
                            and Chief Financial Officer

David R. Carmichael*        Director, Senior Vice President    ___________, 1998
                            and General Counsel

Audrey L. Milfs*            Director, Vice President and       ___________, 1998
                            Corporate Secretary

Richard M. Ferry*           Director                           ___________, 1998

Donald E. Guinn*            Director                           ___________, 1998

Ignacio E. Lozano, Jr.*     Director                           ___________, 1998

Charles D. Miller*          Director                           ___________, 1998

Donn B. Miller*             Director                           ___________, 1998

Richard M. Rosenberg*       Director                           ___________, 1998

James R. Ukropina*          Director                           ___________, 1998

Raymond L. Watson*          Director                           ___________, 1998

Edward Byrd*                Vice President and Controller      ___________, 1998

By:  /s/SHARON A. CHEEVER
     Sharon A. Cheever
     as attorney-in-fact                                          April 24, 1998



(Powers of Attorney are contained as Exhibit 9 in this Post-Effective Amendment No. 2 to the Registration Statement on Form S-6 for the Pacific Select Exec Separate Account, File No. 333-14005.)